                                                       (For Recorder's Use Only)

RECORDING REQUESTED BY AND    Mortgage and Security Agreement dated as of June
AFTER RECORDING RETURN TO:    5, 2003, executed by Seller in favor of Original
Midland Loan Services, Inc.   Lender, filed for record on June 24, 2003, in the
10851 Mastin, Suite 700       Commission of Records for the City and County of
Overland Park, KS  66210      Philadelphia, Pennsylvania (the "Recording
Attention: Mindy S. Planer    Office") as Instrument No. 50697188 (the "Security
                              Instrument"), as assigned to Lender pursuant to that certain Assignment of Mortgage and Security
                              Agreement dated as of June 10, 2003, executed by Original Lender, filed for record on August 4, 2004, in the Recording Office as Instrument No.
                              50985495 ("Assignment of Mortgage").

                                                          Loan Number 03-0238961

                             CONSENT AND ASSUMPTION
                             AGREEMENT WITH RELEASE

     This Consent and Assumption Agreement With Release (this "Agreement") is entered into as of June 16, 2006 by and among THOR CHESTNUT HILL, LP, a Delaware limited partnership, and THOR CHESTNUT HILL II, LP, a Delaware limited partnership, jointly and severally, as tenants-in-common, having an address at 139 Fifth Avenue, New York, New York 10010 (collectively, "Seller"), JOSEPH J. SITT, an individual, having an address at 139 Fifth Avenue, New York, New York 10010 ("Original Principal"), ACADIA CHESTNUT LLC, a Delaware limited liability company, having an address at 1311 Mamaroneck Avenue, Suite 260, White Plains, New York 10605 ("Buyer"), ACADIA REALTY LIMITED PARTNERSHIP, a Delaware limited partnership, having an address at 1311 Mamaroneck Avenue, Suite 260, White Plains, New York 10605 (referred to herein as "New Principal" or "New Property Manager"), WELLS FARGO BANK, N.A., successor by consolidation to Wells

Fargo Bank Minnesota, N.A., as Trustee under the Pooling and Servicing Agreement dated as of December 1, 2003, for the Registered Holders of Credit Suisse First Boston Mortgage Securities Corp. Commercial Mortgage Pass-Through Certificates Series 2003-C5, having an address at c/o Midland Loan Services, Inc., 10851 Mastin, Suite 700, Overland Park, KS 66210, Re: Loan Number 03-0238961 ("Lender").

                                    RECITALS

     A. Seller is the owner of certain real property located in Philadelphia County, Commonwealth of Pennsylvania, commonly known as The Borders and Shoppes at Chestnut Hill, which real property is more particularly described in Exhibit "A" attached hereto and incorporated herein by reference. Such real property, together with all improvements, fixtures and personal property located thereon, is collectively referred to as the "Property".

     B. By assignment, Lender is the owner and holder of certain documents (the "Loan Documents") evidencing and securing a loan (the "Loan") made by Column Financial, Inc., a Delaware corporation ("Original Lender"), to Seller, including, without limitation, the:

          (i) Promissory Note dated as of June 5, 2003, in the original principal amount of $10,500,000.00, executed by Seller, as maker, in favor of Original Lender (the "Note").

          (ii) Mortgage and Security Agreement dated as of June 5, 2003, executed by Seller in favor of Original Lender, filed for record on June 24, 2003, in the Commission of Records for the City and County of Philadelphia, Pennsylvania (the "Recording Office") as Instrument No. 50697188 (the "Security Instrument"), as assigned to Lender pursuant to that certain Assignment of Mortgage and Security Agreement dated as of June 10, 2003, executed by Original Lender, filed for record on August 4, 2004, in the Recording Office as Instrument No. 50985495 ("Assignment of Mortgage").

          (iii) Assignment of Leases and Rents dated as of June 5, 2003, executed by Seller in favor of Original Lender, filed for record on June 24, 2003, in the Recording Office as Instrument No. 50697189 (the "Assignment of Leases"), as assigned to Lender pursuant to that certain Assignment of Assignment of Leases and Rents dated as of June 10, 2003, executed by Original Lender, filed for record on June 24, 2003, in the Recording Office as Instrument No. 50697189 ("Assignment of ALR").

          (iv) Hazardous Substances Indemnity Agreement dated as of June 5, 2003, executed by Seller and Original Principal in favor of Original Lender (the "Original Hazardous Substances Indemnity Agreement").

          (v) Indemnity and Guaranty Agreement dated as of June 5, 2003, executed by Original Principal in favor of Original Lender (the "Original Guaranty").

          (vi) Certain UCC financing statements executed by Seller, as debtor, in favor of Original Lender, as secured party, which financing statements have been assigned of record to Lender ("Original UCCs").

     C. Midland Loan Services, Inc., a Delaware corporation, services the Loan for Lender, as Master Servicer ("Servicer"), pursuant to that certain Pooling and Servicing Agreement dated as of December 1, 2003, by and among Credit Suisse First Boston Mortgage Securities Corp., as Depositor, Servicer, as Master Servicer, Clarion Partners, LLC, as Special Servicer, Wells Fargo Bank Minnesota, N.A., predecessor-in-interest to Wells Fargo Bank, N.A., as Trustee (the "Pooling and Servicing Agreement").

     D. Seller and Buyer are parties to a Real Estate Purchase and Sale Agreement dated as of March 15, 2006 (the "Purchase Agreement"), pursuant to which the Property is to be transferred to Buyer and Buyer is to assume the Loan (the "Transfer and Assumption"), and Seller and Buyer have requested that Lender consent to the Transfer and Assumption.

     E. Subject to the terms and conditions of this Agreement, Lender has agreed to consent to the Transfer and Assumption.

                                    AGREEMENT

     NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties agree as follows:

1. CONSENT TO TRANSFER. Subject to satisfaction of all of the conditions contained herein, Lender consents to the Transfer and Assumption and, in connection therewith, to a change in management of the Property from Thor Equities LLC, a Delaware limited liability company ("Original Property Manager"), to New Property Manager. This consent is strictly limited to the Transfer and Assumption described in this Agreement. This Agreement shall not constitute a waiver or modification of any requirement of obtaining Lender's consent to any future transfer of the Property or any portion thereof or interest therein or future change in property management, nor shall it constitute a modification of the terms, provisions, or requirements in the Loan Documents in any respect except as expressly provided herein. Buyer specifically acknowledges that any subsequent transfer of any interest in any of the Property or interest in Buyer or change in property management in violation of the Loan Documents shall be a default thereunder. The Loan Documents are hereby ratified and, except as expressly modified in this Agreement, remain unmodified and are in full force and effect.

2. LOAN INFORMATION. The parties hereto agree that as of the date hereof:

     (a)   The outstanding principal balance of the Note is $10,074,623.52.

     (b)   The interest rate of the Note is a fixed rate of 5.45% per annum.

     (c)   The maturity date of the Note is June 11, 2013.

     (d)   The following listed payments are due and payable on the eleventh
           (11th) day of each and every calendar month as of the date of Closing (as hereinafter defined):

           (i)   $59,288.87 principal and interest installments;

           (ii) $19,491.75 Impound Account (as defined in the Security Instrument) deposits;

           (iii) $677.50 Replacement Reserve (as defined in the Security Instrument) deposits; and

     (e) Deposits to the TILC reserve shall be made in accordance with the Loan Documents.

     (f) The current balance of each escrow account held by Lender with respect to the Loan Note is:

           (i) $105,045.85 Impound Account (as defined in the Security Instrument);

           (ii) $11,985.59 Replacement Reserve (as defined in the Security Instrument);

           (iii) $14,375.00 Repair and Remediation Reserve (as defined in the Security Instrument) after the increase to such reserve contemplated by Section 35(f) hereof; and

           (iv)  $0.00 TILC Reserve (as defined in the Security Instrument);

     (g) All required payments due through June 11, 2006, under the Loan Documents have been paid.

     (h)   Lender is the current owner and holder of the Loan Documents.

3. CONDITIONS. In addition to any other conditions set forth herein or required by Lender, the following are conditions precedent that must be satisfied prior to the closing of the Transfer and Assumption (the "Closing"):

     (a) The execution, acknowledgment, delivery and recordation of this Agreement by all of the parties concurrently with the Closing.

     (b) The execution, delivery and recordation or filing, as applicable, of one or more new financing statements, or amendments to existing financing statements as required by Lender at Closing.

     (c) Buyer's delivery to Lender of satisfactory evidence that all insurance over the Property required by the Loan Documents (the "Required Insurance") is in full force and effect as of the Closing, with all required premiums paid, and contains a mortgagee's clause (the "Mortgagee's Clause") satisfactory to Lender in favor of Wells Fargo Bank, N.A., successor by consolidation to Wells Fargo Bank Minnesota, N.A., as Trustee under the Pooling and Servicing Agreement dated as of December 1, 2003, for the Registered Holders of Credit Suisse First Boston Mortgage Securities Corp. Commercial Mortgage Pass-Through Certificates Series 2003-C5, and its successors and/or assigns, c/o Midland Loan Services, Inc., Master Servicer, 10851 Mastin, Suite 700, Overland Park, KS 66210; re: Loan Number 030238961.

     (d) Lender's receipt of satisfactory Title Endorsements (hereinafter defined).

     (e) The full release and reconveyance of any other liens or monetary encumbrances against the Property.

     (f) Lender's receipt of all of the Required Payments (hereinafter defined).

     (g) Lender's receipt of legal opinions from counsel for Buyer in form and substance satisfactory to Lender.

     (h)   Lender's receipt of a W9 form from Buyer.

     (i) Execution by Buyer and New Principal and delivery to Lender of a new Hazardous Substances Indemnity Agreement in form and substance acceptable to Lender in its sole and absolute discretion (the "New Hazardous Substances Indemnity Agreement").

     (j) Execution by New Principal and delivery to Lender of a new Indemnity and Guaranty Agreement in form and substance acceptable to Lender in its sole and absolute discretion (the "New Guaranty").

     (k) Buyer shall enter into a Cash Management Agreement in form and substance acceptable to Lender.

     (l) Bank of America shall enter into a Deposit Account Agreement in form and substance acceptable to Lender.

     (m) Dismissal with Prejudice of that certain lawsuit (the "Lawsuit"), Thor Chestnut Hill, L.P., a Delaware limited partnership and Thor Chestnut Hill, L.P., a Delaware limited partnership, Plaintiffs, against Wells Fargo Bank, N.A. f/k/a Wells Fargo Bank Minnesota, N.A., as trustee for the Registered Holders of Credit Suisse First Boston Mortgage Security Corp. Commercial Mortgage Pass-Through Certificates, Series 2003-C5, Case Number 2:05-CV-02765-LDD, pending in the Untied States District Court, Eastern District of Pennsylvania, pursuant to the Dismissal attached hereto.

4. FEES, PAYMENT AND EXPENSES. Buyer covenants and agrees to pay to Lender at Closing the following (the "Required Payments"):

     (a) $25,186.56, which represents an assumption fee for Lender's consent to the Transfer and Assumption (the "Assumption Fee") and an application fee of $5,000.00.

     The Required Payments and any other fees and adjustments due and owing under the Loan Documents or in connection with the Transfer and Assumption shall be paid in accordance with Lender's settlement charges statement (the "Settlement Statement") delivered at Closing for signature by Buyer and Seller. In addition, at Closing, Buyer shall pay all of Lender's attorneys' fees incurred in connection with this Agreement or the Transfer and Assumption in the amount set forth on the Settlement Statement.

5. TITLE ENDORSEMENTS. At Closing, Buyer shall (a) cause First American Title Insurance Company to issue such endorsements to Lender's mortgagee's title insurance policy (Policy No. 294833) in such form as Lender may require ("Title Endorsements"), including showing that the Buyer is the owner of the Property, changing the effective date of such title policy to the date of the Closing, and showing that the Loan Documents are in a first lien position, and (b) pay the cost of the Title Endorsements, any escrow, filing or recording fees applicable to this transaction, and any other costs and expenses incurred in connection with this Agreement or this transaction, including, without limitation, attorneys' fees.

6. BUYER'S ASSUMPTION OF LOAN; FINANCING STATEMENTS. Buyer hereby expressly assumes the obligation to pay the unpaid balance due and owing on the Loan, all interest thereon as provided in the Note and all other obligations under the Loan Documents, with the same force and effect as if Buyer had been specifically named therein as the original maker, borrower or grantor, as applicable. Without limiting the generality of the foregoing, Buyer expressly assumes the obligation to pay all loan installments as they become due and to observe all obligations of the Loan Documents. Buyer's assumption of the foregoing obligations (a) is absolute, unconditional and is not subject to any defenses, waivers, claims or offsets, (b) shall not be affected or impaired by any agreement, condition, statement or representation of any person or entity other than Lender. Buyer expressly agrees that it has read, approved and will comply with and be bound by all of the terms, conditions, and provisions contained in the Loan Documents. Buyer specifically agrees that if the Note is recourse, Lender's remedies shall not in any respect or extent be limited solely to the Property or any other collateral securing the Loan.

     Buyer and New Principal, by their execution of this Agreement, jointly and severally, agree to reimburse, defend, indemnify and hold Lender, its officers, agents, loan servicers and employees harmless from and against any and all liabilities, claims, damages, penalties, expenditures, losses or charges (including, but not limited to, all legal fees and court costs), which may now or in the future be undertaken, suffered, paid, awarded, assessed or otherwise incurred as a result of or arising out of any fraudulent or tortious conduct of Buyer or New Principal, in connection with this Agreement or the Property, including the intentional misrepresentation of financial data presented to Lender.

     Buyer hereby authorizes Lender to file one or more new financing statements, or amendments to existing financing statements, covering fixtures and personal property collateral included in the Property and covered by the security agreement contained in the Loan Documents, without signature of Buyer where permitted by law. Buyer acknowledges and agrees that Lender continues to have a security interest in all fixtures, personal property and other property described in the Loan Documents (the "Collateral") transferred to Buyer by Seller and further acknowledges and agrees that Lender shall continue to have a security interest (and is hereby granted a security interest) in all Collateral whether such Collateral is now owned by Buyer or is hereafter acquired by Buyer.

7. NO REPRESENTATIONS OF LENDER. The parties hereto agree that (a) Lender has made no representations or warranty, either express or implied regarding the Property and has no responsibility whatsoever with respect to the Property, its condition, or its use, occupancy or status, and (b) no claims relating to the Property, its condition, or its use, occupancy or status, will be asserted against Lender or its agents, employees, professional consultants, affiliated entities, successors or assigns, either affirmatively or as a defense.

8. ENVIRONMENTAL MATTERS. Buyer agrees, at its sole cost and expense, to keep or cause the Property to be kept free of any hazardous, toxic or infectious substance, material, gas or waste, including, without limitation, asbestos, petroleum products and underground storage tanks, which is or becomes regulated by any governmental authority with jurisdiction over the Property or Buyer, or which has been identified as a toxic cancer-causing, or other hazardous substance (collectively the "Hazardous Materials"), and to remove or take remedial action with regard to any Hazardous Materials released into the environment at, on or near the Property, provided that:

     (a) Any such removal or remedial action shall be undertaken in a manner so as to minimize any impact on tenants of the Property.

     (b) Buyer shall indemnify Lender for any action taken by Buyer or Lender to comply with this requirement.

     (c) In the event Buyer fails to fully comply and satisfy this requirement and fails to cure such failure within 30 days after Lender gives written notice to Buyer, Lender may, at its sole option, declare the Loan immediately due and payable and/or cause the Hazardous Materials to be removed from the Property and add all costs incurred in affecting the removal to the balance of the Loan. Buyer grants to Lender and its agents and employees access to the Property and the license to remove such Hazardous Materials.

9. ENVIRONMENTAL INDEMNIFICATION. Supplementing the terms of the Loan Documents and any "New Loan Documents" (as hereinafter defined), Buyer acknowledges and agrees that it will reimburse, defend, indemnify and hold Lender, its officers, agents, loan servicers and employees harmless from and against any and all liabilities, claims, damages, penalties, expenditures, losses or charges (including, but not limited to, all costs of investigation, monitoring, legal fees, remedial response, removal, restoration or permit acquisition) which may now or in the future, be undertaken, suffered, paid, awarded, assessed or otherwise incurred as a result of:

     (a) any Hazardous Materials existing on, in, above or under the Property at the time of execution of this Agreement or at any time in the future;

     (b) any investigation, monitoring, cleanup, removal, restoration, remedial response or remedial work undertaken with regard to Hazardous Materials on, in, above or under the Property.

10. SELLER'S AND ORIGINAL PRINCIPAL'S REPRESENTATIONS, WARRANTIES AND COVENANTS. Seller and Original Principal hereby represent, warrant, and covenant that:

     (a) Seller is the owner of the Property and Seller and Original Principal are duly authorized to execute, deliver and perform this Agreement.

     (b) Any court or third-party approvals necessary for Seller or Original Principal to enter into this Agreement have been obtained.

     (c) The entities and/or persons executing this Agreement on behalf of Seller and Original Principal are duly authorized to execute and deliver this Agreement.

     (d) This Agreement and the Loan Documents are in full force and effect and the transactions contemplated therein constitute valid and binding obligations of Seller and Original Principal, as applicable, enforceable against Seller and Original Principal, as applicable, in accordance with their terms, and have not been modified either orally or in writing.

     (e) Lender has not waived any requirements of the Loan Documents nor any of Lender's rights thereunder.

     (f) There is no existing "Event of Default" (as defined in the Loan Documents) or event or condition that, with the giving of notice or passage of time or both, would constitute an Event of Default.

     (g) All taxes and assessments applicable to the Property that are due and payable as of the Closing have been paid.

     (h) The next payment for real property taxes applicable to the Property is due on or before December 31, 2006.

     (i) To the best of Seller's knowledge, all representations and warranties in the Purchase Agreement are true and correct.

     (j) All representations and warranties referred to herein shall be true as of the date of this Agreement and the Closing and shall survive the Closing, provided that nothing herein shall mean or be deemed to mean that the representations and warranties in the Purchase

           Agreement, which are not also specifically set forth herein, shall survive, except as may be expressly set forth in the Purchase Agreement.

     (k) Upon consummation of the Transfer and Assumption, Seller shall have no further interest in the escrow accounts held by Lender and described in subsection 2(e) of this Agreement.

     Lender is entitled to rely, and has relied, upon these representations, warranties and covenants in the execution and delivery of this Agreement and all other documents and instruments executed and delivered by Lender in connection with this Agreement.

11. BUYER'S AND NEW PRINCIPAL'S REPRESENTATIONS, WARRANTIES AND COVENANTS. Buyer and New Principal hereby represent, warrant, and covenant that:

     (a) Buyer and New Principal are duly authorized to execute, deliver and perform this Agreement.

     (b) Any court or third-party approvals necessary for Buyer or New Principal to enter into this Agreement have been obtained.

     (c) The entities and/or persons executing this Agreement on behalf of Buyer or New Principal are duly authorized to execute and deliver this Agreement.

     (d) This Agreement, the "New Loan Documents" (as hereinafter defined), and the Loan Documents are in full force and effect and the transactions contemplated therein constitute valid and binding obligations of Buyer and New Principal, as applicable, enforceable against Buyer and New Principal, as applicable, in accordance with their terms and have not been modified either orally or in writing.

     (e) There is no existing Event of Default or event or condition that, with the giving of notice or passage of time or both, would constitute an Event of Default.

     (f) All taxes and assessments applicable to the Property that are due and payable as of the Closing have been paid.

     (g) The next payment for real property taxes applicable to the Property is due on or before December 31, 2006.

     (h) All representations and warranties in the Purchase Agreement are true and correct.

     (i) There is no bankruptcy, receivership or insolvency proceeding pending or threatened against Buyer or New Principal.

     (j) Neither Buyer nor New Principal has Buyer does not have any intention to do any of the following prior to the Closing or within the 180 days following the Closing: (i) seek entry of any order for relief as debtor and a proceeding under the Code (hereinafter defined), (ii) seek consent to or not contest the appointment of a receiver or trustee for itself or for all or any part of its property, (iii) file a petition seeking relief under any bankruptcy, arrangement, reorganization or other debtor relief laws, or (iv) make a general assignment for the benefit of its creditors.

     (k) All of the Required Insurance is in full force and effect, with all required premiums paid, and contains the required Mortgagee's Clause.

     (l) The general partner of New Principal is Acadia Realty Trust (the "Final Owner"). Final Owner owns 98% of New Principal and controls New Principal.

     (m) All representations and warranties referred to herein shall be true as of the date of this Agreement and the Closing and shall survive the Closing.

Lender is entitled to rely, and has relied, upon these representations, warranties and covenants in the execution and delivery of this Agreement and all other documents and instruments executed and delivered by Lender in connection with this Agreement.

12. RELEASE OF SELLER AND ORIGINAL PRINCIPAL. Lender hereby releases Seller and Original Principal from all liability and obligations under the Loan Documents arising from and after the Closing, including, but not limited to, repayment of the Loan, but excepting, without limitation (i) any environmental or other damage to the Property occurring prior to the Closing, (ii) any obligations arising from the Purchase Agreement, (iii) any liability related to or arising from Seller's acts or omissions occurring prior to the Closing, and (iv) any liability related to or arising from fraudulent or tortious conduct, including intentional misrepresentation of financial data presented to Lender.

13. RELEASE OF LENDER. Seller, for itself and for its agents, employees, representatives, officers, directors, general partners, limited partners, joint shareholders, beneficiaries, trustees, administrators, subsidiaries, affiliates, employees, servants and attorneys, and Original Principal, for itself and for its agents, employees, representatives, officers, directors, general partners, limited partners, joint shareholders, beneficiaries, trustees, administrators, subsidiaries, affiliates, employees, servants and attorneys (collectively, the "Seller Releasing Parties") jointly and severally release and forever discharge Lender, Clarion Partners, LLC and Midland Loan Services, Inc., and their respective successors, assigns, partners, directors, officers, employees, agents, attorneys, administrators, trustees, subsidiaries, affiliates, beneficiaries, shareholders and representatives from all liabilities, obligations, costs, expenses, claims and damages, at law or in equity, known or unknown, which any of the Seller Releasing Parties may now or hereafter hold or claim to hold under common law or statutory right, arising in any manner out of the Property, the Loan, any of the Loan Documents or any of the documents, instruments or any other transactions relating thereto or the transactions contemplated thereby. Without limiting the generality of the foregoing, this release shall include the following matters: (a) the Lawsuit and any and all claims that were or could have been brought therein, (b) all aspects of this Agreement and the Loan Documents, any negotiations, demands or requests with respect thereto, and (c) Lender's exercise or attempts to exercise any of its rights under this Agreement, any of the Loan Documents, at law or in equity. In connection with its release of any and all claims relating to the Lawsuit, Seller has delivered to Lender the Dismissal and agrees to take any and all actions necessary to fully dismiss the Lawsuit with prejudice. The Seller Releasing Parties agree that this release is a full, final and complete release and that it may be pleaded as an absolute bar to any or all suit or suits pending or which may thereafter be filed or prosecuted by any of the Seller Releasing Parties, or anyone claiming by, through or under any of the Seller Releasing Parties. The Seller Releasing Parties agree that this release is binding upon each of them and their respective agents, employees, representatives, officers, directors, general partners, limited partners, joint shareholders, beneficiaries, trustees, administrators, subsidiaries, affiliates, employees, servants and attorneys.

     Buyer, for itself and for its agents, employees, representatives, officers, directors, general partners, limited partners, joint shareholders, beneficiaries, trustees, administrators, subsidiaries, affiliates, employees, servants and attorneys, and New Principal, for itself and for its agents, employees, representatives, officers, directors, general partners, limited partners, joint shareholders, beneficiaries, trustees, administrators, subsidiaries, affiliates, employees, servants and attorneys (collectively, the "Buyer Releasing Parties") jointly and severally release and forever discharge Lender and Midland Loan Services, Inc., and their respective successors, assigns, partners, directors, officers, employees, agents, attorneys, administrators, trustees, subsidiaries, affiliates, beneficiaries, shareholders and representatives from all liabilities, obligations, costs, expenses, claims and damages, at law or in equity, known or unknown, which arise out of any matters occurring prior to the Closing in connection with the transactions contemplated hereby. The Buyer Releasing Parties agree that this release is a full, final and complete release and that it may be pleaded as an absolute bar to any or all suit or suits pending or which may thereafter be filed or prosecuted by any of the Buyer Releasing Parties, or anyone claiming by, through or under any of the Buyer Releasing Parties. The Buyer Releasing Parties agree that this release is binding upon each of them and their respective agents, employees, representatives, officers, directors, general partners, limited partners, joint shareholders, beneficiaries, trustees, administrators, subsidiaries, affiliates, employees, servants and attorneys.

14. REFERENCES IN THE LOAN DOCUMENTS. Seller, Original Principal, Buyer, New Principal, and Lender hereby acknowledge and agree that the terms "Mortgagee" "Grantee", "Beneficiary", "Lender" and "Assignee" contained in the Loan Documents shall be deemed to refer to Lender and its successors and/or assigns. Seller, Original Principal, Buyer, New Principal, and Lender further acknowledge and agree that from and after the date of this Agreement, the terms "Mortgagor" "Grantor", "Borrower" and/or "Assignor" contained in the Loan Documents shall be deemed to refer to Buyer.

15. RATIFICATION AND CONFIRMATION OF THE LOAN. Buyer and New Principal agree to perform each and every obligation under the Loan Documents, as specifically modified by this Agreement, and any other loan documents executed on or about the date of this Agreement for the purpose of evidencing, securing or otherwise relating to the Loan (the "New Loan Documents") in accordance with their respective terms and conditions. Buyer and New Principal ratify, affirm, reaffirm, acknowledge, confirm and agree that the Loan Documents, as specifically modified by this Agreement, remain in full force and effect and, together with any New Loan Documents, represent legal, valid and binding obligations of Buyer and New Principal, as applicable, enforceable against Buyer and New Principal, as applicable, in accordance with their terms. Buyer and New Principal agree that this Agreement does not diminish, impair, release or relinquish the liens, powers, titles, security interests and rights securing or guaranteeing payment of the Loan, including the validity or first priority of the liens and security interests encumbering the Property granted Lender by the Loan Documents and the New Loan Documents.

16. NONWAIVER. The parties hereto acknowledge and agree that (a) any performance or non-performance of the Loan Documents prior to the date of this Agreement does not affect or diminish Lender's ability to require future compliance with the Loan Documents, and (b) in the future, Lender will require strict compliance with and performance of the Loan Documents. Nothing contained herein shall be construed as a waiver of any of Lender's rights or remedies with respect to any default under this Agreement or any Loan Document.

17. BANKRUPTCY OF BUYER OR NEW PRINCIPAL. Buyer covenants and agrees that in the event Buyer shall (i) file any petition with any bankruptcy court or be the subject of any petition under the United States Bankruptcy Code (11 U.S.C.
Section 101 et seq., the "Code"), (ii) file or be the subject of any petition seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution, or similar relief under any present or future federal or state act or law relating to bankruptcy, insolvency, or other relief for debtors, (iii) have sought or consented to or acquiesced in the appointment of any trustee, receiver, conservator, or liquidator, or (iv) be the subject of any order, judgment, or decree entered by any court of competent jurisdiction approving a petition filed against such party for any reorganization, arrangement, composition, readjustment, liquidation, dissolution, or similar relief under any present or future federal or state act or law relating to bankruptcy, insolvency, or relief for debtors, Lender shall thereupon be entitled, and Buyer irrevocably consents, to the entry of an order by a bankruptcy court granting to Lender relief from any automatic stay imposed by Section 362 of the Code, or otherwise, on or against the exercise of the rights and remedies otherwise available to Lender as provided in the Loan Documents, this Agreement or as otherwise provided by law or in equity, and Buyer irrevocably waives its right to object to, attempt to enjoin or otherwise interfere with such relief and the exercise and enforcement by Lender of its rights and remedies following entry of such order. Without limiting the generality of the immediately preceding sentence, Buyer agrees that Lender will be entitled to and it consents to immediate relief from the automatic stay imposed by the Code to allow Lender to take any and all actions necessary, desirable or appropriate to enforce any rights Lender may have under the Loan Documents, including, but not limited to, the right to possession of the Property, collection of rents, and/or the commencement or continuation of an action to foreclose Lender's liens and security interests. Buyer further agrees that the filing of any petition for relief under the Code which postpones, prevents, delays or otherwise hinders Lender's efforts to collect the amounts due under the Note or to liquidate any of the collateral therefor shall be deemed to have been filed in bad faith and, therefore, shall be subject to prompt dismissal or conversion to a liquidation case under the Code upon motion therefor by Lender. Further, Buyer agrees that it will not seek, apply for or cause the entry of any order enjoining, staying, or otherwise prohibiting or interfering with Lender's obtaining an order granting relief from the automatic stay and enforcement of any rights which Lender may have under the Loan Documents, including, but not limited to, Lender's right to possession of the Property, collection of rents and/or the commencement or continuation of an action to foreclose Lender's liens and security interests under the Loan Documents.

     New Principal covenants and agrees that in the event New Principal shall
(i) file any petition with any bankruptcy court or be the subject of any petition under the Code, (ii) file or be the subject of any petition seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution, or similar relief under any present or future federal or state act or law relating to bankruptcy, insolvency, or other relief for debtors, (iii) have sought or consented to or acquiesced in the appointment of any trustee, receiver, conservator, or liquidator, or (iv) be the subject of any order, judgment, or decree entered by any court of competent jurisdiction approving a petition filed against such party for any reorganization, arrangement, composition, readjustment, liquidation, dissolution, or similar relief under any present or future federal or state act or law relating to bankruptcy, insolvency, or relief for debtors, Lender shall thereupon be entitled, and New Principal irrevocably consents, to the entry of an order by a bankruptcy court granting to Lender relief from any automatic stay imposed by Section 362 of the Code, or otherwise, on or against the exercise of the rights and remedies otherwise available to Lender as provided in the Loan Documents, this Agreement or as otherwise provided by law or in equity, and New Principal irrevocably waives its right to object to, attempt to enjoin or otherwise interfere with such relief and the exercise and enforcement by Lender of its rights and remedies following entry of such order. Without limiting the generality of the immediately preceding sentence, New Principal agrees that Lender will be entitled to and it hereby consents to immediate relief from the automatic stay imposed by the Code to allow Lender to take any and all actions necessary, desirable or appropriate to enforce any rights Lender may have under the Loan Documents, including, but not limited to, the right to possession of the Property, collection of rents, and/or the commencement or continuation of an action to foreclose Lender's liens and security interests. New Principal further agrees that the filing of any petition for relief under the Code which postpones, prevents, delays or otherwise hinders Lender's efforts to collect the amounts due under the Note or to liquidate any of the collateral therefor shall be deemed to have been filed in bad faith and, therefore, shall be subject to prompt dismissal or conversion to a liquidation case under the Code upon motion therefor by Lender. Further, New Principal agrees that it will not seek, apply for or cause the entry of any order enjoining, staying, or otherwise prohibiting or interfering with Lender's obtaining an order granting relief from the automatic stay and enforcement of any rights which Lender may have under the Loan Documents, including, but not limited to, Lender's right to possession of the Property, collection of rents and/or the commencement or continuation of an action to foreclose Lender's liens and security interests under the Loan Documents.

18. COMPLIANCE WITH INTEREST LAW. It is the intention of the parties hereto to conform strictly to any present or future law which has application to the interest and other charges under the Loan Documents (the "Interest Law"). Accordingly, notwithstanding anything to the contrary in the Loan Documents, the parties hereto agree that the aggregate amount of all interest or other charges taken, reserved, contracted for, charged or received under the Loan Documents or otherwise in connection with the Loan shall under no circumstances exceed the maximum amount of interest allowed by the Interest Law. If any excess interest is provided for in the Loan Documents, then any such excess shall be deemed a mistake and canceled automatically and, if theretofore paid, shall be credited against the indebtedness evidenced and secured by the Loan Document (the "Indebtedness") (or if the Indebtedness shall have been paid in full, refunded by Lender), and the effective rate of interest under the Loan Documents shall be automatically reduced to the maximum effective contract rate of interest that Lender may from time to time legally charge under the then applicable Interest Law with respect to the Loan. To the extent permitted by the applicable Interest Law, all sums paid or agreed to be paid to Lender for the use, forbearance or detention of the Indebtedness shall be amortized, prorated, allocated and spread throughout the full term of the Loan.

19. FURTHER ASSURANCES. The parties hereto agree to do any act or execute any additional documents required by Lender, from time to time, to correct errors in the documenting of the Transfer and Assumption, to effectuate the purposes of this Agreement or to better assure, convey, assign, transfer, perfect or confirm unto Lender the property and rights intended to be given it in the Loan Documents and the New Loan Documents.

20. LIABILITY. If any party hereto consists of more than one person, the obligations and liabilities of each such person hereunder shall be joint and several. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, legal representatives, successors and assigns forever.

21. SEVERABILITY. If any term, covenant or condition of this Agreement is held to be invalid, illegal or unenforceable in any respect, this Agreement shall be construed without such term, covenant or condition and the validity or enforceability of the remaining terms, covenants or conditions shall not in any way be affected.

22. APPLICABLE LAW; JURISDICTION. This Agreement shall be governed and construed in accordance with the laws of the state in which the Property is located. The parties hereto submit to personal jurisdiction in the state courts located in said state and the federal courts of the United States of America located in said state for the enforcement of any obligations hereunder and waive any and all personal rights under the law of any other state to object to jurisdiction within such state for the purposes of any action, suit, proceeding or litigation to enforce such obligations.

23. NO RESTRICTIONS ON PERFORMANCE. The execution and delivery of this Agreement and compliance with the provisions hereof, will not conflict with, or constitute a breach of or a default under any agreement or other instrument to which any party hereto is a party or by which it is bound.

24. DEFINITIONS. Unless the context clearly indicates a contrary intent or unless otherwise specifically provided herein, words used in this Agreement (including pronouns) shall include the corresponding masculine, feminine or neuter forms, and the singular form of such words shall include the plural and vice versa. The words "included", "includes" and "including" shall each be deemed to be followed by the phrase, "without limitation." The words "herein", "hereby", "hereof", and "hereunder" shall each be deemed to refer to this entire Agreement and not to any particular paragraph, article or section hereof. Not withstanding the foregoing, if any law is amended so as to broaden the meaning of any term defined in it, such broader meaning shall apply subsequent to the effective date of such amendment. Where a defined term derives its meaning from a statutory reference, any regulatory definition is broader than the statutory reference and any reference or citation to a statute or regulation shall be deemed to include any amendments to that statute or regulation and judicial and administrative interpretations of it.

25. SECURITIES ACT OF 1933. Neither Seller nor Buyer nor any agent acting for any of them has offered the Note or any similar obligation for sale to or solicited any offers to buy the Note or any similar obligation from any person or party other than Lender, and neither Seller nor Buyer nor any agent acting for any of them will take any action which would subject the sale of the Note to the provisions of Section 5 of the Securities Act of 1933, as amended.

26. COMPLIANCE WITH ERISA. As of the date of this Agreement, neither Seller, Buyer nor New Principal maintains any employee benefit plan which require compliance with ERISA. If at any time Seller, Buyer or New Principal shall institute any employee benefit plans, they shall at all times comply with the requirements of ERISA.

27. SOLE DISCRETION OF LENDER. Wherever pursuant to this Agreement, Lender exercises any right given to it to approve or disapprove, or any arrangement or term is to be satisfactory to Lender, Lender's decision to approve or disapprove or to decide that arrangements or terms are satisfactory or not satisfactory shall be in the sole and absolute discretion of Lender and shall be final and conclusive, except as may be otherwise expressly and specifically provided herein.

28. HEADINGS, ETC. The headings and captions of various paragraphs of this Agreement are for convenience of reference only and are not to be construed as defining or limiting, in any way, the scope or intent of the provisions hereof.

29. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which when taken together shall constitute one and the same Agreement.

30. INTEGRATION, SURVIVAL. This Agreement, any New Loan Documents, and the Loan Documents embody the entire agreement by and between the parties hereto with respect to the Loan, and any and all prior correspondence, discussions or negotiations are deemed merged therein. Except as otherwise specifically provided herein, all obligations of any party contained in this Agreement, the New Loan Documents or the Loan Documents shall survive the Closing, and Lender hereby preserves all of its rights against all persons or entities and all collateral securing the Loan, including, without limitation, the Property.

31. NO ORAL CHANGE. This Agreement, and any provisions hereof, may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of any party hereto, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought. In addition, nothing contained in any document submitted for Lender's review, including, without limitation any organizational documents of Buyer, New Principal or any of their general partners, managers/members or officers, shall modify, amend, waive, extend, change, discharge or terminate any term or provision of the Loan Documents or constitute Lender's consent to any matter in the Loan Documents requiring Lender's consent unless and until such time, if any, as an agreement specifically allowing such modification, amendment, waiver, extension, change discharge or termination or consenting to such matter has been executed in writing by Lender.

32. NOTICES. Except as otherwise specified herein, any notice, consent, request or other communication required or permitted hereunder shall be in writing and shall be deemed properly given if delivered in accordance with the notice requirements contained in the Loan Documents using the address for a party hereto set forth at the top of the first page of this Agreement. Any notices or other communications required or permitted under the Loan Documents shall be provided in accordance with the requirements therefor as set forth in the Loan Documents; provided, however, that from and after the date hereof the addresses of Lender and Buyer (identified as "BORROWER" in the Security Instrument), shall, subject to change as provided in the Loan Documents, be as set forth at the top of the first page of this Agreement.

33. WAIVER OF JURY TRIAL. THE PARTIES HERETO KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHT THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON THE LOAN OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT, THE NEW LOAN DOCUMENTS, OR THE LOAN DOCUMENTS, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENT (WHETHER VERBAL OR WRITTEN) OR ACTION OF ANY PARTY HERETO. THIS PROVISION IS A MATERIAL INDUCEMENT FOR LENDER'S CONSENT TO THE TRANSFER AND ASSUMPTION.

34. INSURANCE. At all times Buyer shall comply with all terms of the Loan Documents, including without limitation, the insurance requirements of the Security Instrument. Although the Lender may accept certain evidence of insurance for purposes of closing this Transfer and Assumption, Lender or its servicer may at any time and from time to time request additional insurance information from Buyer to ensure or monitor Buyer's compliance with the insurance provisions of the Security Instrument and may request that Buyer provide such coverages as Lender or its servicer may require consistent with the terms of the Security Instrument. By entering into this Agreement, Lender specifically does not waive or modify any of the insurance requirements under the Security Instrument nor any of the remedies provided therein for failure to secure such required insurance coverage.

35. AMENDMENTS TO AND AGREEMENT REGARDING SECURITY INSTRUMENT.

     (a) Buyer acknowledges and agrees that from and after the date of the Security Instrument, the provisions of Section 1.13 of the Security Instrument shall apply to New Principal as if New Principal is now the sole member of Buyer.

     (b) Section 1.13(a) is hereby modified and amended to delete the first full paragraph following Section 1.13(a)(5) including subparagraphs
          (x), (y), and (z). The deleted first full paragraph begins with the words "Notwithstanding the foregoing, for so long as Thor Chestnut Hill Equity, L.P." and ends at the end of subparagraph (z) with the words "connection with the loan secured hereby".

     (c) Section 1.22(c) of the Security Instrument is hereby amended by deleting the addresses for Mortgagor and replacing them with the following address:

               "Acadia Chestnut LLC
               1311 Mamaroneck Avenue, Suite 260
               White Plains, New York  10605 "

          Section 1.22(c) of the Security Instrument is further amended by deleting the address for Mortgagee and replacing it with the following address:

               "Wells Fargo Bank, N.A. successor by consolidation to Wells Fargo Bank Minnesota, N.A., as Trustee for the Registered Holders of Credit Suisse First Boston Mortgage Securities Corp. Commercial Mortgage Pass-Through Certificates Series 2003-C5
               % Midland Loan Services, Inc.
               10851 Mastin, Suite 300
               Overland Park, KS  66210"

     (d) Section 1.29 of the Security Instrument is hereby amended by deleting all references to "Thor Equities LLC" as the acceptable property manager and replacing them with "Acadia Realty Limited Partnership, a Delaware limited partnership."

     (e) Section 4.4 of the Security Instrument is hereby amended by deleting the notice addresses provided therein and substituting the following therefor:

               "Mortgagee   Wells Fargo Bank, N.A. successor by consolidation to
                            Wells Fargo Bank Minnesota, N.A., as Trustee for the
                            Registered Holders of Credit Suisse First Boston
                            Mortgage Securities Corp. Commercial Mortgage
                            Pass-Through Certificates Series 2003-C5
                            c/o Midland Loan Services, Inc.
                            10851 Mastin, Suite 300
                            Overland Park, KS  66210

               Servicer:    Midland Loan Services, Inc.
                            10851 Mastin, Suite 300
                            Overland Park, KS  66210

               Mortgagor:   Acadia Chestnut LLC
                            1311 Mamaroneck Avenue, Suite 260
                            White Plains, New York  10605 "

     (f) Section C-1 of the Repair and Remediation Reserve is hereby modified and amended to delete from the fourth line thereof the reference to the amount of "$6,875.00" and to replace it with the amount of "$14,375.00". Further, the second sentence of Section C-1, which begins with the words "Manager shall cause each of the" and replacing it with the following:

               Manager shall cause each of the items described in that certain Limited Property Condition Review for Loan Number 03-0238961 The Gallery at Chestnut Hill Nova Project Number B06-0867 prepared by Nova Consulting Group, Inc., dated April 14, 2006 (the "Engineering Report"), relative to the Property, a copy of which has been provided to, and receipt of which is hereby acknowledged by, Mortgagor (the "Deferred Maintenance") to be completed, performed, remediated and corrected to the satisfaction of Mortgagee and as necessary to bring the Property into compliance with all applicable laws, ordinances, rules and regulations on or before December 16, 2006, as such time period may be extended by Mortgagee in its sole discretion.

     (g) Section C-2 of the Security Instrument is hereby modified and amended to delete from the 11th line hereof the reference to the amount of "$517.83" and replace it with the amount of "$677.50."

36. ACKNOWLEDGEMENT BY BUYER AND NEW PRINCIPAL REGARDING 1031 EXCHANGE. Buyer and New Principal have informed Lender that Buyer is acquiring the Property and assuming the Loan as part of a transaction which Buyer and New Principal anticipate will comply with the provisions of Section 1031 of the Internal Revenue Code allowing the deferment of any taxable gain or loss as the exchange of like kind property. Buyer and New Principal acknowledge that they have not relied on any advice, representations or statements of Lender or Midland Loan Services, Inc., a Delaware corporation, or their respective employees or agents concerning the tax, legal or investment consequences of Buyer's acquisition of the Property and the assumption of the Loan, including, without limiting the generality of the foregoing, whether the acquisition of the Property and assumption of the Loan will comply with the requirements of Section 1031 of the Internal Revenue Code or whether the Buyer's and New Principal's investment in the Property is suitable, but instead Buyer and New Principal have obtained such tax, legal and investment advice as to the effect of Buyer's acquisition of the Property and assumption of the Loan from their own legal and other financial advisors.

     All of the membership interests of Buyer ("INTERESTS") are currently owned by CDECRE, Inc., an Illinois corporation ("ACCOMMODATOR"), which is wholly owned by Chicago Deferred Exchange Corporation. The Property has been indirectly acquired by Accommodator, as exchange accommodation titleholder, to effect a reverse like-kind exchange under Section 1031 of the Internal Revenue Code and Rev. Proc. 2000-37, 2000-2 C.B. 308. This arrangement is described in a Qualified Exchange Accommodation Agreement of even date herewith, between Accommodator and New Principal. Following the disposition by New Principal of certain relinquished property, Accommodator will transfer all of the Interests to New Principal.

     In order to qualify for "like-kind" treatment under Revenue Procedure 2000-37, the disposition of the relinquished property and the transfer of the Interests to New Principal must occur on or before 180 days following the acquisition by Buyer of the Property. The Qualified Exchange Accommodation Agreement also provides that the right to cause the Accommodator to complete the transfer of the Interests to New Principal prior to the expiration of the 180 day period, and if New Principal does not exercise such right during the 180-day exchange period, Accommodator will transfer the Interests to New Principal on or before the expiration of the 180 days period.

     Also, as part of the exchange transaction, the acquisition of the Property by Buyer has been financed using the proceeds of a loan made by New Principal to Accommodator and Buyer ("ACQUISITION LOAN"). The obligations of Accommodator under the Acquisition Loan are evidenced by a Promissory Note ("ACCOMMODATION NOTE") made and given by Accommodator and Buyer of even date herewith in the principal amount of the Acquisition Loan. The obligations of Accommodator and Buyer under the Acquisition Loan are secured by an assignment to New Principal by Accommodator of all of the Interests pursuant to that certain Pledge and Security Agreement dated of even date herewith ("PLEDGE AGREEMENT"). The Acquisition Loan will be repaid in full at the time the Interests are transferred to New Principal. Prior to such transfer, all or substantially all of the net revenue of the Property will be paid to New Principal as interest under the Acquisition Loan.

     The failure by any one of Assuming Borrower, New Principal and/or Accommodator to cause the transfer of Interests to occur within the 180 day period shall constitute an Event of Default under the Loan Documents. Further, any assignment or pledge or other transfer New Principal's interests under the Accommodation Note or the Pledge Agreement shall constitute an Event of Default under the Loan Documents. Buyer shall deliver written notice to Lender acknowledging the date that such Exchange

Transfer occurred ("EXCHANGE NOTICE"). Furthermore, Buyer shall include all documents evidencing and documenting the transfer of Interests with the Exchange Notice. Furthermore, in connection with the delivery of the Exchange Notice, Buyer and New Principal shall deliver a certificate to Lender, in a form acceptable to Lender in its reasonable discretion, whereby Buyer and New Principal ratify and reaffirm all of their respective obligations under the Loan Documents and upon receipt of the items referred to herein, the Lender will consent to such transfer of Interests. Buyer shall pay, or cause to be paid at closing, all Lender's costs and expenses of Lender including reasonable attorneys fees for the transfer of Interests.

37. ACKNOWLEDGEMENT OF LIMITED LIABILITY OF ACCOMMODATOR. Notwithstanding any provisions of these Loan Documents to the contrary ("ACCOMMODATOR"), is acting as an exchange Accommodator titleholder in connection with a like-kind exchange under IRC Section 1031 and Revenue Procedure 2000-37 for the benefit of the New Principal. As an Accommodator party, the general credit of Accommodator is not obligated or available for the payment of the indebtedness secured by the Loan Documents. Lender will not look to Accommodator or Accommodator's directors, officers, and employees with respect to the indebtedness evidenced by the Loan Documents or any covenant, stipulation, promise, indemnity, agreement or obligation contained herein. The Lender will not seek a deficiency or other money judgment against Accommodator or Accommodator's member's, directors, officers, and employees and will not institute any separate action against Accommodator by reason of any default that may occur in the performance of any of the terms and conditions of the Loan Documents between Buyer and Lender. This agreement on the part of the Lender shall not be construed in any way so as to effect or impair the lien of the Loan Documents or the Lender's right to foreclose hereunder as provided by law or foreclosure proceedings or other enforcement of payment of the indebtedness secured hereby out of and from the security given therefore.

                  [remainder of page intentionally left blank]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the day, month and year first above written.

                                        SELLER:

                                        THOR CHESTNUT HILL, LP, a Delaware
                                        limited partnership

                                        By: THOR GP CHESTNUT HILL, LLC, a
                                        Delaware limited liability  company,
                                        its general partner


                                        By:
                                            ------------------------------------
                                            Name:
                                                  ------------------------------
                                            Title:
                                                   -----------------------------

                       [signatures continue on next page]

                                        THOR CHESTNUT HILL II, LP, a Delaware
                                        limited partnership

                                        By: THOR GP CHESTNUT  HILL II, LLC, a
                                        Delaware limited liability company,
                                        its general partner


                                        By:
                                            ------------------------------------
                                            Name:
                                                  ------------------------------
                                            Title:
                                                   -----------------------------

                       [signatures continue on next page]

                                        ORIGINAL PRINCIPAL:


                                        ----------------------------------------
                                        JOSEPH J. SITT, an individual

                       [signatures continue on next page]

                                        BUYER:

                                        ACADIA CHESTNUT LLC, a Delaware limited
                                        liability company

                                           By: ACADIA REALTY LIMITED
                                           PARTNERSHIP, a Delaware limited
                                           partnership, as its manager

                                              By: ACADIA REALTY TRUST, as its
                                              general partner

                                                 By:
                                                     ---------------------------
                                                     Name: Robert Masters
                                                     Title: Senior Vice
                                                            President


                       [signatures continue on next page]

                                        NEW PRINCIPAL:

                                        ACADIA REALTY LIMITED PARTNERSHIP,
                                        a Delaware limited partnership

                                        By: ACADIA REALTY TRUST, as its general
                                        partner


                                        By:
                                            ------------------------------------
                                            Name:
                                                  ------------------------------
                                            Title:
                                                   -----------------------------

                       [signatures continue on next page]

                                        LENDER:

                                        WELLS FARGO BANK, N.A., SUCCESSOR BY
                                        CONSOLIDATION TO WELLS FARGO BANK
                                        MINNESOTA, N.A., AS TRUSTEE UNDER THE
                                        POOLING AND SERVICING AGREEMENT DATED AS
                                        OF DECEMBER 1, 2003 (THE "POOLING AND
                                        SERVICING AGREEMENT"), FOR THE
                                        REGISTERED HOLDERS OF CREDIT SUISSE
                                        FIRST BOSTON MORTGAGE SECURITIES CORP.
                                        COMMERCIAL MORTGAGE PASS-THROUGH
                                        CERTIFICATES SERIES 2003-C5

                                        By: MIDLAND LOAN SERVICES, INC., a
                                        Delaware corporation, as Master Servicer
                                        under the Pooling and Servicing
                                        Agreement and its Attorney-in-Fact

                                        By:
                                            ------------------------------------
                                            Name:
                                                  ------------------------------
                                            Title:
                                                   -----------------------------

                     [acknowledgments continue on next page]

                                 ACKNOWLEDGMENTS

State
County

On this, the _____ day of June, 2006, before me ________________, the undersigned officer, personally appeared ______________________, known to me (or satisfactory proven) to be the ___________________ of Thor GP Chestnut Hill, LLC, a Delaware limited liability company, which is the general partner of Thor Chestnut Hill, LP, a Delaware limited partnership, and acknowledged that he as such _____________________ being duly authorized to do so, executed the foregoing instrument on behalf of such limited liability company, as manager of such limited partnership, for the purposes therein contained.

In witness whereof, I hereunto set my hand and official seal

(Seal)

                                        ----------------------------------------
                                        Notary Public

                     [acknowledgments continue on next page]

State
County

On this, the _____ day of June, 2006, before me ________________, the undersigned officer, personally appeared ______________________, known to me (or satisfactory proven) to be the ___________________ of Thor GP Chestnut Hill II, LLC, a Delaware limited liability company, which is the general partner of Thor Chestnut Hill II, LP, a Delaware limited partnership, and acknowledged that he as such _____________________ being duly authorized to do so, executed the foregoing instrument on behalf of such limited liability company, as manager of such limited partnership, for the purposes therein contained.

In witness whereof, I hereunto set my hand and official seal

(Seal)

                                        ----------------------------------------
                                        Notary Public

                     [acknowledgments continue on next page]

State
County

On this, the _____ day of June, 2006, before me ________________, the undersigned officer, personally appeared Joseph J. Sitt, an individual, known to me (or satisfactory proven) to be the person who executed the foregoing instrument, and acknowledged that he executed the foregoing instrument for the purposes therein contained.

In witness whereof, I hereunto set my hand and official seal

(Seal)

                                        ----------------------------------------
                                        Notary Public

                     [acknowledgments continue on next page]

State
County

On this, the _____ day of June, 2006, before me ________________, the undersigned officer, personally appeared Robert Masters, known to me (or satisfactory proven) to be the Senior Vice President of Acadia Realty Trust, which is the general partner of Acadia Realty Limited Partnership, a Delaware limited partnership, which is the manager of Acadia Chestnut LLC, a Delaware limited liability company, and acknowledged that he as such Senior Vice President being duly authorized to do so, executed the foregoing instrument on behalf of such trust, for the purposes therein contained.

In witness whereof, I hereunto set my hand and official seal

(Seal)

                                        -------------------------------------
                                        Notary Public

                     [acknowledgments continue on next page]

State
County

On this, the _____ day of June, 2006, before me ________________, the undersigned officer, personally appeared ______________________, known to me (or satisfactory proven) to be the ___________________ of Acadia Realty Trust, which is the general partner of Acadia Realty Limited Partnership, a Delaware limited partnership, and acknowledged that he as such _____________________ being duly authorized to do so, executed the foregoing instrument on behalf of such limited partnership, as _____________ of such trust, for the purposes therein contained.

In witness whereof, I hereunto set my hand and official seal

(Seal)

                                        -------------------------------------
                                        Notary Public

                     [acknowledgments continue on next page]

State
County

On this, the _____ day of June, 2006, before me ________________, the undersigned officer, personally appeared ______________________, known to me (or satisfactory proven) to be the ___________________ of Midland Loan Services, INC., a Delaware corporation, as Master Servicer on behalf of Wells Fargo Bank, N.A., successor by consolidation to Wells Fargo Bank Minnesota, N.A., as Trustee under the Pooling and Servicing Agreement dated as of December 1, 2003, for the Registered Holders of Credit Suisse First Boston Mortgage Securities Corp. Commercial Mortgage Pass-Through Certificates Series 2003-C5 ("Lender"), and acknowledged that he as such _____________________ being duly authorized to do so, executed the foregoing instrument on behalf of such Lender, as _____________ of such corporation, for the purposes therein contained.

In witness whereof, I hereunto set my hand and official seal

(Seal)

                                        -------------------------------------
                                        Notary Public

                                   EXHIBIT "A"
                                LEGAL DESCRIPTION

PARCEL ONE

ALL THAT CERTAIN lot or piece of ground, with improvements erected thereon, situated in the Ninth Ward of the City of Philadelphia and described according to an ALTA/ACSM Survey and Plan of Property made by Joel S. Cirello, Surveyor and Regulator of the Ninth Survey District, dated 6/12/1998, last revised April 25, 2003:

BEGINNING at a point of intersection of the Southwesterly legally open side of Germantown Avenue (on City Plan 70' wide, legally open 60' wide) and the Northwesterly legally open side of Gravers Lane (on City Plan 50' wide, legally open 33' wide); thence extending southwestwardly along the northwest legally open line of Gravers Lane, South 39 degrees 07 minutes 25 seconds West, the distance of 190.922' to a point; thence extending and crossing the unopened portion of said Gravers Lane, North 50 degrees 52 minutes 35 seconds West, the distance of 8.500' to a point on the northwest confirmed line of said Gravers Lane; thence extending North 50 degrees 52 minutes 35 seconds West, the distance of 112.00 feet to a point; thence extending South 39 degrees 07 minutes 25 seconds West, the distance of 84.000' to a point; thence extending North 50 degrees 52 minutes 35 seconds West, the distance of 28.000' to a point; thence extending South 39 degrees 07 minutes 25 seconds West, the distance of 45.385' to a point; thence extending North 50 degrees 52 minutes 35 seconds West, the distance of 47.531' to a point; thence extending North 39 degrees 05 minutes 08 seconds East, the distance of 0.083' to a point; thence extending North 50 degrees 32 minutes 15 seconds West, the distance of 152.062' to a point; thence extending South 39 degrees 00 minutes 35 seconds West, the distance of 2.969' to a point; thence extending North 50 degrees 32 minutes 15 seconds West, the distance of 140.000' to a point on the Southeasterly side of Highland Avenue (on City Plan 60' wide, legally open); thence extending along the Southeasterly side of Highland Avenue, North 39 degrees 00 minutes 35 seconds East, the distance of 52.969' to a point; thence extending South 50 degrees 32 minutes 15 seconds East,. the distance of 170.990' to a point; thence extending North 39 degrees 00 minutes 35 seconds East, the distance of 40.000' to a point; thence extending South 50 degrees 32 minutes 15 seconds East, the distance of 25.000' to a point; thence extending South 39 degrees 00 minutes 35 seconds West, the distance of 8.000' to a point; thence extending South 50 degrees 32 minutes 15 seconds East, the distance of 38.094' to a point; thence extending South 39 degrees 05 minutes 08 seconds West, the distance of 22.000' to a point; thence extending South 50 degrees 32 minutes 15 seconds East, the distance of 58.083' to a point; thence extending and partly passing thru a portion of a (3) three story building wall, North 39 degrees 05 minutes 08 seconds East, the distance of 257.041' to a point on the said Southwesterly confirmed line of Germantown Avenue; thence extending and recrossing the unopened portion of Germantown Avenue, North 39 degrees 05 minutes 08 seconds East, the distance of 5.000' to a point on the Southwesterly legally open line of Germantown Avenue; thence extending along the said Southwesterly legally open line of Germantown Avenue, South 50 degrees 20 minutes 45 seconds East, the distance of 196.257' to a point on the said northwesterly legally open line of Gravers Lane, the first mentioned point and place of beginning.

BEING commonly known as: 8400 Germantown Avenue.

PARCEL TWO

ALL THAT CERTAIN lot or piece of ground, with improvements erected thereon, situate in the Ninth Ward of the City of Philadelphia, and described according to an ALTAIASCM Survey and Plan of Property made by Joel S. Cirello, Surveyor and Regulator of the Ninth Survey District dated 6/18/1998, last revised April 25, 2003.

BEGINNING at the point of intersection of the Northwesterly side of Bethlehem Pike (60 feet wide, legally opened) and the Northeasterly side of Germantown Avenue (60 feet wide, legally open); thence extending along the said Northeasterly side of Germantown Avenue, North 58 degrees 56 minutes 00 seconds West, the distance of 169.031 feet to a point; thence extending North 30 degrees 42 minutes 40 seconds East, the distance of 123.793 feet to a point; thence extending South 76 degrees 43 minutes 56 seconds East, the distance of 112.358 feet to a point on the said Northwesterly side of Bethlehem Pike; thence extending along the said Northwesterly side of Bethlehem Pike, South 9 degrees 24 minutes 05 seconds West, the distance of 170.156 feet to a point on the said Northeasterly side of Germantown Avenue, the first mentioned point and place of beginning.

BEING commonly known as: 8625-8639 Germantown Avenue.

WHEN RECORDED, RETURN TO:
Winston & Strawn
200 Park Avenue
New York, New York 10166 Attn; David M. Traitel, Esq.

                         MORTGAGE AND SECURITY AGREEMENT

                                 Loan No. 271089

     THIS MORTGAGE AND SECURITY AGREEMENT (this "Mortgage") is made as of June _, 2003, between THOR CHESTNUT HILL, LP, a Delaware limited partnership ("Chestnut I") and THOR CHESTNUT HILL II, LP, a Delaware limited partnership ("Chestnut II"), each having an address c/o Thor Equities, LLC, 139 Fifth Avenue, New York, New York 10010, (Chestnut I aid Chestnut II are, collectively, "Mortgagor"), jointly and severally for the benefit of COLUMN FINANIAL, INC., a Delaware corporation ("Mortgagee"), whose address Eleven Madison Avenue, 9th Floor, New York, New York 1001.03629 Att: Edmund Taylor.

                                   WITNESSETH:

     THAT FOR AND IN CONSIDERATION OF THE SUM OF TEN AND NOT 100 DOLLARS ($10.00), AND OTHER VALUABLE CONSIDERATION, INCLUDING THE INDEBTEDNESS HEREIN RECITED AND THE TRUST HEREIN CREATED, THE RECEIPT AND SUFFICIENCY OF WHICH ARE - HEREBY ACKNOWLEDGED, MORTGAGOR HAS MORTGAGED, GRANTED, CONVEYED, BARGAINED, SOLD, TRANSFERRED, PLEDGED, ALIENED, ENFEOFFED, RELEASED, CONFIRMED,
WARRANTED AND SET OVER AND HEREBY IRREVOCABLY MORTGAGES, GRANTS, CONVEYS, BARGAINS, SELLS, TRANSFERS, PLEDGES, ALIENS, ENFEOFFS, RELEASES, CONFIRMS, WARRANTS, SETS OVER AND ASSIGNS, AND GRANTS A SECURITY INTEREST, TO AND IN FAVOR OF MORTGAGEE, ITS SUCCESSORS AND ASSIGNS, in all of Mortgagor's estate, right, title and interest in, to and under any and all of the following described property, whether now owned or hereafter acquired (collectively, the "Property"):

     (A) All that certain real property situated in the County of Philadelphia, Commonwealth of Pennsylvania, more particularly described on Exhibit A attached hereto and incorporated herein by this reference (the "Real Estate"), together with all of the easements, rights, privileges, franchises, tenements, hereditaments, and appurtenances now or hereafter thereunto belonging or in any way appertaining thereto, and all of the estate, right, title, interest, claim and demand whatsoever of Mortgagor therein or thereto, either at law or in equity, in possession or in expectancy, now owned or hereafter acquired;

     (B) All structures, buildings and improvements of every kind and description now or at any time hereafter located or placed on the Real Estate (the "Improvements");

     (C) All easements, rights-of-way, strips and gores of land, vaults, streets, ways, alleys, passages, sewer rights, and other emblements now or hereafter located on the Real Estate or under or above the same or any part or parcel thereof, and all estates, rights, titles, interests, tenements, hereditaments and appurtenances, reversions. and remainders whatsoever, in any way belonging, relating or appertaining to the Property or any part thereof, or which hereafter shaft in any way belong, relate or be appurtenant thereto, whether now owned or hereafter acquired by Mortgagor;

     (D) All furniture, furnishings, fixtures, goods, equipment, inventory or personal property owned by Mortgagor and now or hereafter located on, attached to or used in or about the Improvements, including, but not limited to, all machines, engines, boilers, dynamos, elevators, stokers, tanks, cabinets, awnings, screens, shades, blinds, carpets, draperies, lawn mowers, and all appliances, plumbing, heating, air conditioning, lighting, ventilating, refrigerating, disposal and incinerating equipment, and all fixtures and appurtenances thereto, and such other goods and chattels and personal property owned by Mortgagor as are now or hereafter used or furnished in operating the Improvements, or the activities conducted therein, and all building materials and equipment hereafter situated on or about the Real Estate or Improvements, and all warranties and guaranties relating thereto, and all additions thereto and substitutions and replacements therefore (exclusive of any of the foregoing owned or leased by tenants of space in the Improvements);

     (E) All water, water courses, ditches, wells, reservoirs and drains and all water, ditch, well, reservoir and drainage rights and powers which are appurtenant to, located on, under or above or used in connection with the Real Estate or the Improvements, or any part thereof, together (i) with all utilities, utility lines, utility commitments, utility capacity, capital recovery charges, impact fees and other fees paid in connection with same, (ii) reimbursements or other rights pertaining to utility or utility services. provided to the Real Estate and/or Improvements and (iii) the present or future use or availability of waste water capacity, or other utility facilities to the extent same pertain to or benefit the Real Estate and/or Improvements, including, without limitation, all reservations of or commitments or letters covering any such use in the future, whether now existing or hereafter created or acquired;

     (F) All minerals, crops, timber, trees, shrubs, flowers and landscaping features now or hereafter located on, under or above the Real Estate;

     (G) All cash funds, deposit accounts and other rights and evidence of rights to cash, now or hereafter created or held by Mortgagee pursuant to this Mortgage or any other of the Loan Documents (as hereinafter defined) including, without limitation, all funds now or hereafter on deposit in the Reserves (as hereinafter defined);

     (H) All leases, licenses, tenancies, concessions and occupancy agreements of the Real Estate or the Improvements now or hereafter entered into and all rents, royalties, issues, profits, revenue, income and other benefits (collectively, the "Rents" or "Rents and Profits") of the Real Estate, the Improvements, or the fixtures or equipment, now or hereafter arising from the use or enjoyment of all or any portion thereof or from any present or future lease, license, tenancy, concession, occupancy agreement or other agreement pertaining thereto or arising from any of the Contracts (as hereinafter defined) or any of the General Intangibles (as hereinafter defined) and all cash or securities (the "Security Deposits".) that secure performance by the tenants, - lessees or licensees, as -applicable, of their obligations under any such leases, licenses, concessions or occupancy agreements, whether said cash or securities are to be held until the expiration of the terms of said leases, licenses, concessions or occupancy agreements or applied to one or more of the installments of rent coming due prior to the expiration of said terms, subject to, however, the provisions contained in Section 1.11 of this Mortgage;

     (I) All contracts and agreements now or hereafter entered into covering any part of the Real Estate or the Improvements (collectively, the "Contracts") and all revenue, income and other benefits thereof, including, without limitation; management agreements, service contracts, maintenance contracts, equipment. leases, personal property leases and any contracts or documents relating to construction on any part of the Real Estate or the Improvements (including plans, specifications, studies, drawings, surveys, tests, operating and other reports, bonds and governmental approvals) or to the management or operation of any part of the Real Estate or the Improvements;

     (J) All present and future monetary deposits given to any public or private utility with respect to utility services furnished to any part of the Real Estate or the Improvements;

     (K) All present and future funds, accounts, instruments, accounts receivable, documents, causes of action, claims, general intangibles (including, without limitation, trademarks, trade names, servicemarks and symbols now or hereafter used in connection with any part of the Real Estate or the Improvements, all names by which the Real Estate or the Improvements may be operated or known, all rights to carry on business under such names, and all rights, interest and privileges which Mortgagor has or may have as developer or declarant under any covenants, restrictions or declarations now or hereafter relating to the Real Estate or the Improvements) and all notes or chattel paper now or hereafter arising from or by virtue of any transactions related to the Real Estate 'or the Improvements (collectively, the "General Intangibles");

     (L) All water taps, sewer taps, certificates of occupancy, permits, special permits, uses, licenses, franchises, certificates, consents, approvals and other rights and privileges now or hereafter obtained in connection with the Real Estate or the Improvements and all present and future; warranties and guaranties relating to the Improvements or to any equipment, fixtures, furniture, furnishings, personal property or components of any of the foregoing now or hereafter located or installed on the Real Estate or the Improvements;

     (M) All building materials, supplies and equipment now or hereafter placed on the Real Estate or in the Improvements and all architectural renderings, models, drawings, plans, specifications, studies and data now or hereafter relating to the Real Estate or the Improvements;

     (N) All right, title and interest of Mortgagor in any insurance policies or binders now or hereafter relating to the Property including any unearned premiums thereon;

     (O) All proceeds, products, substitutions and accessions (including claims. and demands therefore of the conversion, voluntary or involuntary, of any of the foregoing into cash or liquidated claims, including, without limitation, proceeds of insurance and condemnation awards; and

     (P) All other or greater rights and interests of every nature in the Real Estate or the Improvements and in the possession or use thereof and income therefrom, whether now owned or hereafter acquired by Mortgagor.

     FOR THE PURPOSE OF SECURING:

     (1) The debt evidenced by that certain Promissory Note (such Promissory Note, together with any and all renewals, modifications, amendments, restatements, consolidations, substitutions, replacements, and extensions thereof, is hereinafter referred to as the "Note") of even date with this Mortgage, made by Mortgagor and payable to the order of Mortgagee in the original principal amount of TEN MILLION FIVE HUNDRED THOUSAND AND NOI100 DOLLARS ($10,500,000.00) (the "Loan" or the "Loan Amount"), together with interest and any fees as therein provided;

     (2) The full and prompt payment and performance of all of the provisions, agreements, covenants and obligations herein contained and contained in any other agreements, documents or instruments now or hereafter evidencing, securing or otherwise relating to the indebtedness evidenced by the Note (the Note, this Mortgage, the Assignment (as hereinafter defined), and such other agreements, documents and instruments, together with any and all renewals, modifications, amendments, restatements, consolidations, substitutions, replacements, and extensions and modifications thereof, are hereinafter collectively referred to as the "Loan Documents") and the payment of all other sums therein covenanted to be paid, including, without limitation, any applicable yield maintenance premiums or prepayment fees;

     (3) Any and all future or additional advances (whether or not obligatory) made by Mortgagee to protect or preserve the Property, or the lien or security interest created hereby on the Property, or for taxes, assessments or insurance premiums as hereinafter provided or for performance of any of Mortgagor's obligations hereunder or under the other Loan Documents or for any other' purpose provided herein or in the other Loan Documents (whether or not the original Mortgagor remains the owner of the Property at the time of such advances), together with interest thereon at the Default Interest Rate (as defined in the Note); and

     (4) Any and all other indebtedness now owing or which may hereafter be owing by Mortgagor to Mortgagee, however and whenever incurred or evidenced, whether express or implied, direct or indirect, absolute or, contingent, or due or to become due, and all renewals, modifications, amendments, restatements, consolidations, substitutions, replacements and extensions thereof.

     (All of the sums referred to in Paragraphs (1) through (4) above are herein sometimes referred to as the "secured indebtedness" or the "indebtedness secured hereby").

     TO HAVE AND TO HOLD the Property unto Mortgagee, its successors and assigns forever, for the purposes and uses herein set forth.

     PROVIDED, HOWEVER, that if the principal and interest and all other sums due or to become due under the Note, including, without limitation, any prepayment fees required pursuant to the terms of the Note, shall have been paid at the time and in the manner stipulated therein and all other sums payable hereunder and all other indebtedness secured hereby shall have been paid and all other covenants contained in the Loan Documents shall have been performed, then, in such case, this Mortgage shall be satisfied and the estate, right, title and interest of Mortgagee in the Property shall cease, and upon payment to Mortgagee of all costs and expenses incurred for the preparation of the release hereinafter referenced and all recording costs if allowed by law, Mortgagee shall release this Mortgage and the lien hereof by proper instrument

                                    ARTICLE I
                             COVENANTS OF MORTGAGOR

     For the purpose of further securing the indebtedness secured hereby and for the protection of the security of this Mortgage, for so long as the indebtedness secured hereby or any part thereof remains unpaid; Mortgagor represents, covenants and agrees as follows:

     1.1. - Warranties of Mortgagor. Mortgagor, for itself and its successors and assigns, does hereby represent, warrant and covenant to and with Mortgagee, its successors and assigns, that:

          (a) Mortgagor has good, marketable and indefeasible fee simple title to the Property, subject only to those matters expressly set forth on Exhibit B attached hereto and by this reference incorporated herein (the "Permitted Exceptions"), and has full power and lawful authority to grant, bargain, sell, convey, assign, transfer and encumber its interest in the Property in the manner and form hereby done or intended. None of the Permitted Exceptions materially interferes with the security intended to be provided by this Mortgage, the current primary use of the Property, or the current ability of the Property to generate income sufficient to service the Loan. Mortgagor will preserve its interest in and title to the Property and will forever warrant and defend the same to Mortgagee against any and all claims whatsoever and will forever warrant and defend the validity and priority of the lien and security interest created herein against the claims of all persons and parties whomsoever, subject to the Permitted Exceptions. The foregoing warranty of title shall survive 'the foreclosure, exercise of any power of sale or other enforcement of this Mortgage and shall inure to the benefit of and be enforceable by Mortgagee in the event Mortgagee acquires title to the Property pursuant to any foreclosure, exercise of any power of sale or otherwise;

          (b) No bankruptcy or insolvency proceedings are pending or contemplated by Mortgagor or, to the best knowledge of Mortgagor, against Mortgagor or by or against any endorser, cosigner or guarantor of the Note;

          (c) All reports, certificates, affidavits, statements and other data furnished by Mortgagor to Mortgagee in connection with the Loan evidenced by the Note are true and correct in all material respects and do not omit to state any fact or circumstance necessary to make the statements contained therein not misleading;

          (d) The execution, delivery and performance of this Mortgage, the Note and all of the other Loan Documents have been duly authorized by all necessary action to be taken, and are, binding and enforceable against Mortgagor in accordance with the respective terms thereof and do not contravene, result in a breach of or constitute (upon the giving of notice or the passage of time or both) a default under the partnership agreement, certificate or articles of incorporation or other organizational documents of Mortgagor, or any contract or agreement of any nature to which Mortgagor is a party or by which Mortgagor or any of its property may be bound, and do not violate, or contravene any law, order, decree, rule or regulation to which Mortgagor is subject;

          (e) Mortgagor is not required to obtain any consent, approval or authorization from or to file any declaration or statement with, any governmental authority or agency in connection with or as a condition to the execution, delivery or performance of this Mortgage, the Note or the other Loan Documents which has not been so obtained or filed;

          (f) Mortgagor has obtained or made all necessary (i) consents, approvals and authorizations and registrations and filings of or with all governmental authorities or agencies and (ii) consents, approvals, waivers and notifications of partners, stockholders, members, creditors, lessors and other non-governmental persons and/or entities, in each case, which are required to be obtained or made by Mortgagor in connection with the execution and delivery of, and the performance by Mortgagor of its obligations under, the Loan Documents;

          (g) Mortgagor is not an "investment company", or a company "controlled" by an "investment company", as such terms are defined in the Investment Company Act of 1940, as amended;

          (h) No part of the proceeds of the indebtedness secured hereby will be used for the purpose of purchasing or acquiring any "margin stock" within the meaning of Regulations T, U or X of the Board of Governors of the Federal Reserve System or for any other purpose which would be inconsistent with such Regulations T, U or X or any other Regulations of such Board of Governors, or for any purpose prohibited by legal requirements or by the terms and conditions of the Loan Documents;

          (i) Mortgagor and, if Mortgagor is a partnership, any general partner of Mortgagor, has filed all federal, state and local tax returns required to be filed and has paid or made adequate provision for the payment of all federal, state and local taxes, charges and assessments, including sales and payroll taxes, payable by Mortgagor and its general partners, if any. Mortgagor and its general partners, if any, believe that their respective tax returns properly reflect the income and taxes of Mortgagor and said general partners, if any, for the periods covered thereby, subject only to reasonable adjustments required by the Internal Revenue Service or other applicable tax authority upon audit;

          (j) -Mortgagor is not an "employee benefit plan", as defined in
Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), which is subject to Title I of ERISA and the assets of Mortgagor do not constitute "plan assets" of one or more such plans within the meaning of 29 C.F.R. Section 2510.3-103;

          (k) Except as set forth in those certain confirmation statements from the City of Philadelphia nos. 161534 and 161550 both dated May 29, 2003, the Real Estate and the Improvements and the intended use thereof by Mortgagor comply with all applicable restrictive covenants, zoning ordinances, subdivision and building codes, flood disaster laws, applicable health and environmental laws and regulations and all other ordinances, orders or requirements issued by any state, federal or municipal authorities having or claiming jurisdiction over the Property. The Real Estate and Improvements constitute a separate tax parcel or parcels for purposes of ad valorem taxation. The Real Estate and Improvements do not require any rights over, or restrictions against, other property in order to comply with any of the aforesaid governmental ordinances, orders or requirements;

          (l) All utility services necessary and sufficient for the full use, occupancy, operation and disposition of the Real Estate and the Improvements for their intended purposes are available to the Property, including water, storm sewer, sanitary sewer, gas, electric, cable and telephone facilities, through public rights-of-way or perpetual private easements reflected in the title insurance policy insuring the lien of this Mortgage and approved by Mortgagee (the "Title Insurance Policy");

          (m) All streets, roads, highways, bridges and waterways necessary for access to and full use, occupancy, operation and disposition of the Real Estate and the Improvements have been completed, have been dedicated to and accepted by the appropriate municipal authority and are open and available to the Real Estate and the Improvements without further condition or cost to Mortgagor;

          (n) All curb cuts, driveways and traffic signals shown on the survey delivered to Mortgagee prior to the execution and delivery of this Mortgage are existing and have been fully approved by the appropriate governmental authority;

          (o) There are no judicial, administrative, mediation or arbitration actions, suits or proceedings pending or threatened against or affecting Mortgagor, (and, if Mortgagor is a partnership, any of its general partners, or if Mortgagor is a limited liability company, any member of Mortgagor) or the Property which, if adversely determined, would have a material adverse effect on
(a) the Property, (b) the business, prospects, profits, operations or condition (financial or otherwise) of Mortgagor, (c) the enforceability, validity, perfection or priority of the lien of any Loan Document, or (d) the ability of Mortgagor to perform any obligations under any Loan Document (collectively, a "Material Adverse Effect");

          (p) As of the date of this Mortgage (i) the Property is free from delinquent water charges, sewer rents, taxes and assessments, and from unrepaired damage caused by fire, flood, accident or other casualty, and (ii) no part of the Real Estate or the Improvements has been taken in condemnation, eminent domain or like proceeding nor is any such proceeding pending or to Mortgagor's knowledge and belief, threatened or contemplated,

          (q) Mortgagor possesses all franchises, patents, copyrights, trademarks, trade navies, licenses and permits adequate for the conduct of its business substantially as now conducted;

          (r) Except as set forth in the Title Insurance Policy insuring the lien of this Mortgage, no improvements on adjoining properties encroach upon the Property. To the best of Mortgagor's knowledge, the Improvements are structurally sound, in good repair and free of defects in materials and workmanship and have been constructed and installed in substantial compliance with the plans and specifications relating thereto. All major building systems located within the Improvements, including without limitation the heating and air conditioning systems and the electrical and plumbing systems, are in working order and condition;

          (s) Except as disclosed in writing to Mortgagee prior to the date hereof, there are no security agreements or financing statements affecting any of the Property other than the security agreements and financing statements created in favor of Mortgagee;

          (t) Mortgagor has delivered a true, correct and complete schedule (the "Rent Roll") of all leases affecting the Property (collectively, 'Leases") as of the date hereof, which accurately and completely sets forth in all material respects for each such Lease, the following; the name of the tenant, the lease expiration date, extension and renewal provisions, the base rent payable, and the Security Deposit held thereunder. Mortgagor is in compliance with all legal requirements relating to such Security Deposits;

          (u) No tenant under any Lease has, as of the date hereof, paid rent more than thirty (30) days in advance, and the rents under such Leases have not been waived, released, or otherwise discharged or compromised;

          (v) The Property is free and clear of any mechanics' or materialmen's liens or liens in the nature thereof, and no rights are outstanding that under law would give rise to any such liens, any of which liens are or may be prior to, or equal with, the lien of this Mortgage, except those which are insured against by the Title Insurance Policy;

          (w) No Lease or Contract or easement, right of way, permit or declaration (collectively, "Property Agreements") provides 'any party with the right to obtain, a lien or encumbrance upon the Property superior to the lien of this Mortgage;

          (x) Mortgagor has delivered to Mortgagee true, correct and complete copies of all Property Agreements and no default exists or to Mortgagor's knowledge would exist, with the passing of time or the giving of notice, or both, under any Property Agreement which would, in the aggregate, have a Material Adverse Effect;

          (y) To the best knowledge of Mortgagor, no offset or any right of offset exists respecting continued contributions to be made by any party to any Property Agreement except as expressly set forth herein. Except as previously disclosed to Mortgagee in writing, no material exclusions or restrictions on the utilization, leasing or improvement of the Property (including non-compete agreements) exist in any Property Agreement;

          (z) To the best of Mortgagor's knowledge, all work, if any, to be performed by Mortgagor under each of the Property Agreements has been substantially performed, all contributions to be made by Mortgagor to any party to such Property Agreement have been made, and all other conditions to such party's obligations thereunder have been satisfied;

               (aa) The Property is taxed separately without regard to any other real estate and constitutes a legally subdivided lot under all applicable legal requirements (or, if not subdivided, no subdivision or platting of the Property is required under applicable legal requirements), and for all purposes may be mortgaged, conveyed, pledged, hypothecated, assigned or otherwise dealt with as an independent parcel;

               (bb) The Property forms no part of any property owned, used or claimed by Mortgagor as a residence or business homestead and is not exempt from' forced sale under the laws of the State in 'which the Property is located. Mortgagor hereby disclaims and renounces each and every claim to all or any portion of the Property as a homestead. The Loan evidenced by the Loan Documents is made and transacted solely for business, investment, commercial or other similar purposes;

               (cc) There are no outstanding options or rights of first offer or refusal to purchase all or any portion of the Property or Mortgagor's interest therein or ownership thereof;

               (dd) There are no actions, suits, proceedings or orders of record or of which Mortgagor has notice, and, to the best of Mortgagor's knowledge, there are no inquiries or investigations, pending or threatened, in any such case against, involving or affecting the Property, at law or in equity, or before or by any federal, state, municipal or other governmental department, commission, board, bureau agency or instrumentality, domestic or foreign, alleging the violation of any federal, state or local law, statute, ordinance, rule or regulation relating to Environmental Laws. Furthermore, Mortgagor has not received any written claim, notice or opinion that the ownership or operation of the Property violates any federal, state or local law, statute, ordinance, rule, regulation, decree, order, and/or permit relating to Environmental Laws, and, to the best of Mortgagor's knowledge, no valid basis for any proceeding, action or claim of such nature exists;

               (ee) Each Lease constitutes the legal, valid and binding obligation of Mortgagor and, to the best of Mortgagor's knowledge and belief, is enforceable against the tenant thereof;

               (ff) All work to be performed by Mortgagor under the Leases has been substantially performed, all contributions to be made by Mortgagor to the tenants thereunder have been made and all other conditions precedent to each such tenant's obligations thereunder have been satisfied;

               (gg) Each tenant under a Lease has entered into occupancy of the demised premises;

               (hh) To the best of Mortgagor's knowledge and belief, each tenant is free from bankruptcy, reorganization or arrangement proceedings or a general assignment for the benefit of creditors;

               (ii) Except as previously disclosed in writing to Mortgagee, there are no brokerage fees or commissions payable by Mortgagor with respect to the leasing of the space at the Property, and there are no management fees payable by Mortgagor with respect to the management of the Property; and

               (jj) The representations and warranties contained in this Mortgage, or the review and inquiry made on behalf of Mortgagor therefor, have all been made by persons having the requisite expertise and knowledge to provide such representations and warranties. No statement or fact made by or on behalf of Mortgagor in this Mortgage or in any certificate, document or schedule furnished to Mortgagee pursuant hereto, contains any untrue statement of a material fact or omits to state any material fact necessary to make statements contained therein or herein not misleading (which may be to Mortgagor's best knowledge where so provided herein)_ (provided, however, that with respect to certificates, documents and/or schedules prepared by or provided by a party other than Mortgagor or one of its affiliates, the foregoing representation is limited to the best of Mortgagor's knowledge). There is no fact presently known to Mortgagor which has not been disclosed to Mortgagee and which would have a Material Adverse Effect.

     1.2. Defense of Title. If, while this Mortgage is in force, the title to the Property or the interest of Mortgagee therein shall be the subject, directly or indirectly, of any action at law or in equity, or be attached directly or indirectly, or endangered, clouded or adversely affected in any manner, Mortgagor, at Mortgagor's expense, shall take all necessary and proper steps for the defense of said title or interest, including the employment of counsel reasonably approved by Mortgagee, the prosecution or defense of litigation, and the compromise or discharge of claims made against said title or interest

     1.3. Performance of Obligations. Mortgagor shall pay when due the principal of and the interest on the indebtedness secured hereby including all charges, fees and other sums required to be paid by Mortgagor as provided in the Loan Documents, and shall observe, perform and discharge all obligations, and conditions, and comply with all prohibitions, covenants and agreements to be observed, performed or discharged by Mortgagor set forth in the Loan Documents in accordance with their terms. In the event that Mortgagee reasonably determines that Mortgagor, is not adequately performing any of its obligations, under this Mortgage or under any of the other Loan Documents, Mortgagee may, without limiting or waiving any other rights or remedies of Mortgagee hereunder, take such steps with respect thereto as Mortgagee shall deem necessary or proper, and any and all costs and expenses reasonably incurred by Mortgagee in connection therewith, together with interest thereon at the Default Interest Rate (as defined in the Note) from the date incurred by Mortgagee until actually paid by Mortgagor, shall be immediately paid by Mortgagor on demand and shall be secured by this Mortgage and by all of the other Loan Documents securing all or any part of the indebtedness evidenced by the Note.

     1.4. Insurance. Mortgagor shall, at Mortgagor's expense, maintain in force and effect on the Property at all times while this Mortgage continues in effect the following insurance:

          (a) "All-risk" coverage insurance against loss or damage to the Property from all-risk perils including, without limitation, acts of terrorism. The amount of such insurance shall be not less than one hundred percent (100%), of the full replacement cost of the

Improvements, furniture, furnishings, fixtures, equipment and other items (whether personality or fir fixtures) included in the Property and owned by Mortgagor from time to time, without reduction for depreciation. The determination of the replacement cost amount shall be adjusted annually to comply with the requirements of the insurer issuing such coverage or, at Mortgagee's election, by reference to such indexes, appraisals or information as Mortgagee determines in its reasonable discretion. Full replacement cost, as used herein, means, with respect to the Improvements, the cost of replacing the Improvements without regard to deduction for depreciation, exclusive of the cost of excavations, foundations and footings below the lowest basement floor, and means, with respect to such furniture, furnishings, fixtures, equipment and other items, the cost of replacing the same. Each policy or policies shall contain a replacement cost endorsement and either an agreed amount endorsement (to avoid the operation of any coinsurance provisions) or a waiver of any co-insurance provisions, all subject to Mortgagee's approval.

     (b) Commercial general liability insurance for personal injury, bodily injury, death and property damage liability in amounts not less than $1,000,000 per occurrence, $2,000,000 aggregate (inclusive of umbrella coverage) or such lesser amount as Mortgagee in Mortgagee's sole discretion may accept, for bodily injury, personal injury and property damage. Mortgagee hereby retains the right to periodically review the amount of said liability insurance being maintained by Mortgagor and to require an increase in the amount of said liability insurance should Mortgagee deem an increase to be reasonably prudent under then existing circumstances.

     (c) Insurance covering the major components of the central heating, air conditioning and ventilating systems, boilers, other pressure vessels, high pressure piping and machinery, elevators and escalators, if any, and other similar equipment installed in the Improvements, in an amount equal to one hundred percent (100%) of the full replacement cost of the Improvements which policies shall insure against physical damage to and loss of occupancy and use of the Improvements arising out of an accident or breakdown covered thereunder.

     (d) If the Real Estate or any part thereof is identified by the Secretary of Housing and Urban Development as being situated in an area now or subsequently designated as having special flood hazards (including, without limitation, those areas designated as Zone A or Zone V), flood insurance in an amount equal to one hundred percent (100%) of the replacement cost of the Improvements or the maximum amount of flood insurance available, whichever is the lesser.

     (e) During the period of any construction on the Real Estate or renovation or alteration of the Improvements, a so-called "Builder's All Risk Completed Value" or "Course of Construction" insurance policy in non-reporting form for any Improvements under construction, renovation or alteration in an amount approved by Mortgagee and Worker's Compensation Insurance covering all persons engaged in such construction, renovation or alteration.

     (f) Rental value or rental income insurance in amounts sufficient to compensate Mortgagor for all Rents during a period of not less than one (1) year in which the Property may be damaged or destroyed.

     (g) Law and ordinance coverage in an amount satisfactory to Mortgagee if the Property; or any part thereof, shall constitute a nonconforming use or structure under applicable zoning ordinances, sub-division and building codes or other laws, ordinances, orders and requirements.

     (h) Such other insurance - on the Property or on any replacements or substitutions thereof or additions thereto as may from time to time be required by Mortgagee against other insurable hazards or casualties which at the time are commonly insured against in the case of property similarly situated, due regard being given to the height and type of buildings, their construction, location, use and occupancy.

     All such insurance shall (i) be issued by companies approved by Mortgagee and licensed to do business in the state where the Property is located, with a claims paying ability rating of "A" or better by Standard & Poor's Rating Services, a division of The McGraw Hill Companies, Inc., (ii) contain the complete address of the Real, Estate (or a complete legal description), (iii) be for a term of at least one (1) year, (iv) contain deductibles no greater than $10,000.00 or as otherwise required by Mortgagee, and (v) be subject to the approval of Mortgagee as to insurance companies, amounts, content, forms of policies, method by which premiums are paid and expiration dates.

     The "all-risk" commercial property and rental income insurance required under Section 1.4(a) and 1.4(f) above shall cover perils of terrorism and acts of terrorism and Mortgagor shall maintain commercial property and rental income insurance for loss resulting from perils and acts of terrorism on terms (including amounts) consistent with those required under Section 1.4(a) and 1.4(f) above, to the extent such insurance covering terrorism and acts of terrorism is available at commercially reasonable rates or to the extent available under the Terrorism Risk Insurance Act of 2002, as same may be amended, replaced or extended from time to time, at all times during the term of the Loan, provided, however, Mortgagor's insurance coverage may exclude perils and acts of terrorism if Mortgagor also obtains, at Mortgagor's sole cost and expense, a Terrorism Policy (hereinafter defined). The term 'Terrorism Policy", as used herein, shall mean a separate stand-alone terrorism insurance. policy obtained by Mortgagor which corresponds to Mortgagor's primary insurance exclusion relating to acts or perils of terrorism such that there are no gaps in coverage and being otherwise acceptable to Mortgagee and consistent as to coverage amounts, ratings and conditions with the requirements of this. Section
1.4 as it relates to other sorts of insurance coverage. Mortgagor shall not decline or otherwise terminate any terrorism coverage offered under Mortgagor's all risk policy unless a Terrorism Policy is already in place.

     Mortgagor shall as of the date hereof deliver to Mortgagee evidence that said insurance policies have been paid current as of the date hereof and certified copies of such insurance policies and original certificates of insurance signed by an authorized agent evidencing such insurance satisfactory to Mortgagee. Mortgagor shall renew all such insurance and deliver to Mortgagee certificates evidencing such renewals at least thirty (30) days before any such insurance shall expire. Without limiting the required endorsements to insurance policies, Mortgagor further agrees that all such policies shall provide that proceeds thereunder shall be payable to Mortgagee, its successors and assigns, pursuant and subject to a mortgagee clause (without contribution) of standard form attached to, or otherwise made a part of, the applicable policy and that Mortgagee, its successors and assigns, shall be named as an additional insured under all liability insurance policies. Mortgagor further agrees that all such insurance policies: (i) shall provide for at least thirty
(30) days prior written notice to Mortgagee prior to any cancellation or termination thereof and prior to any modification thereof which affects the interest of Mortgagee; (ii) shall contain an endorsement or agreement by the insurer that any loss shall be payable to Mortgagee in accordance with the terms of such policy notwithstanding any act or negligence of Mortgagor which might otherwise result in forfeiture of such insurance; and (iii) shall either name Mortgagee as an additional insured or waive all rights of subrogation against Mortgagee. The delivery to Mortgagee of the insurance policies or the certificates of insurance as provided above shall constitute an assignment of all proceeds payable under such insurance policies by Mortgagor to Mortgagee as further security for the indebtedness secured hereby. In the, event of foreclosure of this Mortgage, or other transfer of title to the Property in extinguishment in whole or in part of the secured indebtedness, all right, title and interest of Mortgagor in and to all proceeds payable under such policies then in force concerning the Property shall thereupon vest in the purchaser at such foreclosure, or in Mortgagee or other transferee in the event of such other transfer of title. Approval of any insurance by Mortgagee shall not be a representation of the solvency of any insurer or the sufficiency of any amount of insurance. In the event Mortgagor fails to provide, maintain, keep in force or deliver and furnish to Mortgagee the policies of insurance required by this Mortgage or evidence of their renewal as required herein, Mortgagee may, but shall not be obligated to, procure such insurance and Mortgagor shall pay all amounts advanced by Mortgagee, together with interest thereon at the Default Interest Rate (as defined in the Note) from and after the date advanced by Mortgagee until actually repaid by Mortgagor, promptly upon demand by Mortgagee. Any amounts so advanced by Mortgagee, together with interest thereon, shall be secured by this Mortgage and by all of the other Loan Documents securing all or any part of the indebtedness evidenced by the Note. Mortgagee shall not be responsible for nor incur any liability for the insolvency of the insurer or other failure of the insurer to perform, even though Mortgagee has caused the insurance to be placed with the insurer after failure of Mortgagor to finish such insurance.

     1.5. Payment of Taxes. Mortgagor shall pay or cause to be paid, except to the extent provision is actually made therefore pursuant to Section L6 of this Mortgage, all taxes and assessments which are or may become a lien on the Property or which are assessed against or imposed upon the Property. If not being paid by Mortgagee pursuant to Section 1.6, Mortgagor shall furnish Mortgagee with receipts (or if receipts are not immediately available, with copies of canceled checks evidencing payment with receipts to follow promptly after they become available) showing payment of such taxes and assessments at least fifteen (15) days prior to the applicable delinquency date therefore. Notwithstanding the foregoing, Mortgagor may in good faith, by appropriate proceedings, and upon notice to Mortgagee, contest the validity, applicability or amount of any asserted tax or assessment so long as (a) such contest is diligently pursued, (b) Mortgagee determines, in its subjective opinion, that such contest suspends the obligation to pay the tax or assessment and that nonpayment of such tax or assessment will not result in the sale, loss, forfeiture or diminution of the Property or any part thereof or any interest of Mortgagee therein, and (c) prior to the earlier of the commencement of such contest or the delinquency date of the asserted tax or assessment, Mortgagor deposits in the Impound Account (as hereinafter defined) an amount reasonably determined by Mortgagee to be adequate to cover the payment of such tax or assessment and a reasonable additional sum to cover possible interest, costs and penalties; provided, however, that Mortgagor shall promptly cause to be paid any amount adjudged by a court of competent jurisdiction to be due, with all interest, costs and penalties thereon, promptly after such judgment becomes final; and provided further that in any event each such contest shall be concluded and the taxes, assessments, interest, costs and penalties shall be paid prior to the date any writ or order is issued under which the Property may be sold, lost or forfeited.

     1.6. Tax and Insurance Impound Account. Mortgagor shall establish and maintain at all times while this Mortgage continues in effect an impound account (the "Impound Account") with Mortgagee for payment of real estate taxes and assessments and insurance on the Property as additional security for the indebtedness secured hereby. Mortgagor shall deposit in the -Impound Account an amount determined by Mortgagee to be sufficient (when added to the monthly deposits described herein) to pay the next due annual installment of real estate taxes and assessments on the Property at least one (1) month prior to the delinquency date thereof (if paid in one installment) and the next due annual insurance premiums with respect to the Property at least one (1) month prior to the due date thereof (if paid in one installment). Commencing on the first monthly payment date under the Note and continuing thereafter on each monthly payment date under the Note, Mortgagor shall pay to Mortgagee, concurrently with the monthly payment due under the Note, deposits in an amount equal to one-twelfth (1/12) of the amount of the annual real estate taxes and assessments that will next become due and payable on the Property, plus one-twelfth (1)12) of the amount of the annual premiums that will next become due and payable on insurance policies which Mortgagor is required to maintain. hereunder, each as estimated and determined by Mortgagee, So long as no default hereunder or under the other Loan Documents has occurred and is continuing, all sums in the Impound Account shall be held by Mortgagee in the Impound Account to pay said taxes, assessments and insurance premiums in one installment before the same become delinquent. Mortgagor shall be responsible for ensuring the receipt by Mortgagee, at least thirty (30) days prior to the respective due date for payment thereof, of all bills, invoices and statements for all taxes, assessments and insurance premiums to be paid from the Impound Account, and so long as no default hereunder or under the other Loan Documents has occurred and is continuing, Mortgagee shall pay the governmental authority or other party entitled thereto directly to the extent funds are available for such purpose in the Impound Account. In making any payment from the Impound Account, Mortgagee shall be entitled to rely on any bill, statement or estimate procured from. the appropriate public office or insurance company or agent without any inquiry into the accuracy of such bill, statement or estimate and without any inquiry into the accuracy, validity, enforceability or contestability of any tax, assessment, valuation, sale, forfeiture, tax lien or title or claim thereof. No interest on funds contained in the Impound Account shall be paid by Mortgagee to Mortgagor on the Impound Account shall be solely for the account of Mortgagee. If the total funds in the Impound Account shall exceed the amount of payments actually applied by Mortgagee for the purposes of the Impound Account, such excess may be credited by Mortgagee on subsequent payments to be made hereunder or, at the option of Mortgagee, refunded to Mortgagor. If, however, the Impound Account shall, not contain sufficient funds to pay the sums required when the same shall become due and payable, Mortgagor shall, within ten (1,0) days after receipt of written notice thereof, deposit with Mortgagee the full amount of any such deficiency.

     1.7. Tenant Improvements and Leasing Commissions Reserve.

     As additional security for the indebtedness secured hereby, Mortgagor shall establish and main at all times while this Mortgage continues in-effect a reserve (the "TILC Reserve") with Mortgagee for the payment of costs and expenses incurred by Mortgagor for Tenant

     Improvements and Leasing Commissions. All such sums, together with any interest thereon, are hereinafter collectively referred to as the "Funds." As used herein, the term "Tenant Improvements" shall mean construction or modification of improvements on or installation of. fixtures or equipment in the Property as required to be performed by Mortgagor pursuant to the terms of any lease which is hereafter approved or, if such lease does not require approval by Mortgagee, is hereafter entered into by Mortgagor and tenant pursuant to Section
1.12 hereof ("Approved Lease"). As used herein, the term "Leasing Commissions" shall mean reasonable and customary commissions paid to a real estate broker licensed in the state where the Property is located in connection with an Approved Lease, pursuant to commission agreements containing such terms and" provisions including, without limitation, as to the timing of the payment of the commission, as are then prevailing between third party, unaffiliated owners and brokers for comparable leases of space at properties similar to the Property in the market area in which the Property is located.

          (a) Deposits Into the TLLC Reserve/Interest on Funds.

               (i) Mortgagor shall deposit into the TILC Reserve any amounts paid to Mortgagor under leases containing lease termination options or otherwise paid by tenants in consideration of an early termination of any lease, other than amounts paid for rent and other charges with respect to periods prior to the lease termination. To the extent a portion of the TILC Funds are deposited into the I ILC Reserve pursuant to this Section 1.7(a)(i) relative to a lease termination,
          (A) such portion of the TILC Funds shall only be available for disbursement after Mortgagor's provision of a Disbursement Request (as hereinafter defined) and only to pay Tenant Improvements and/or Leasing Commissions for an Approved Lease (or Approved Leases) of the space at the Property which was subject to such lease termination, (B) Mortgagor shall provide Mortgagee with a fully executed copy of an Approved Lease (or Approved Leases) over the space which was previously subject to the lease termination arrangement, and (C) Mortgagor must satisfy all of the requirements of Section 1.7(b)(i),
          (ii), (iii) and (iv) as to the Approved Lease(s) for which the request is made. So long as no default hereunder or under the other Loan Documents has occurred and is continuing, all sums in the TILC Reserve shall be held by Mortgagee in the TILC Reserve to pay and/or reimburse Mortgagor for the costs and expenses of Tenant Improvements and for paying Leasing Commissions as herein set forth. Upon retenanting (in accordance with the terms of this Mortgage) of all tenant space originally subject to the lease that was the subject of the termination payment deposited into the TILC Reserve and the receipt by Mortgagee of reasonably satisfactory evidence of the commencement of the payment of rent by the tenants under the new leases for such re-tenanted space(s) (i.e., after the expiration of all. free rent periods and rent concessions), provided no Event of Default then exists and provided no Express Sweep Period (as defined in the Cash Management Agreement) or Borders Sweep Period (as defined in the Cash Management Agreement) is then in effect, upon request by Mortgagor, all sums on deposit in the 11LC Reserve shall be disbursed to Mortgagor. Interest on the funds contained in the TILC Reserve shall be credited to Mortgagor as provided in Section 4.28 hereof.

               (ii) During any Express Sweep Period (as defined in the Cash Management Agreement) and/or any Borders Sweep Period (as defined in the Cash Management Agreement), all Excess Cash Flow (as defined in the Cash Management Agreement) shall be deposited into the TILC Reserve. To the extent a portion of the TILC Funds are deposited into the TILC Reserve pursuant to this Section 1.7(a)(ii), (A) such portion of the TILC Funds shall only be available for disbursement after Mortgagor's provision of a Disbursement Request and only to pay Tenant Improvements and/or Leasing Commissions for an Approved Lease (or Approved Leases) of the space at the Property previously leased to Express, Inc. (the "Express Space") and/or to Borders, Inc. (the "Borders Space"), as applicable (to the extent that both an Express Sweep Period and a Borders Sweep Period exist at the same time, Mortgagee may, at its option, reasonably allocate the Excess Cash Flow deposited into the TILC Reserve between the retenanting of the Express Space and Borders Space in amounts that Mortgagee shall reasonably determine), (B) Mortgagor shall provide Mortgagee with a fully executed copy of an Approved Lease (or Approved Leases) over the space which was previously subject to the lease termination arrangement, and
          (C) Mortgagor must satisfy all of the requirements of Section 1.7(b)(i), (ii), (iii) and (iv) as to the Approved Lease(s) for which the request is made. Upon re-tenanting of all of the Express Space and Borders Space (or, if the Express, Inc. lease or the Borders, Inc. lease, as applicable, are extended in accordance with the terms of this Mortgage and the other tenant space is re-tenanted) in accordance with the terms of this Mortgage and the receipt by Mortgagee of reasonably satisfactory evidence of the commencement- of the payment of rent by all tenants under the new leases for the re-tenanted space(s) (i.e., after the termination of all free rent periods and rent concessions), then, provided no Event of Default then exists, upon request by Mortgagor, any sums on deposit in the TILC Reserve that were deposited into the TILC Reserve pursuant to this Section 1.7(a)(ii) shall be disbursed to Mortgagor (any sums deposited in the TILC Reserve pursuant to Section l.7(a)(i) shall be governed by
          Section 1.07(a)(i)).

          (b) Disbursements from the TILC Reserve. So long as no Event of Default hereunder has occurred and is continuing, and to the extent Funds are on deposit in the TILC Reserve, Mortgagee shall, within ten (10) days after receipt of a written request from Mortgagor specifying the amount requested and the applicable Tenant Improvements or Leasing Commissions to be paid for with the requested Funds ("Disbursement Request"), release to Mortgagor Funds in the amount of the Disbursement Request; subject, however, to the provisions of Sections I.07(a)(i) and (ii) above and the following conditions precedent. Mortgagee shall not be required to make advances from the TILC Reserve more frequently than once in any thirty (30) day period. In making any payment from the TILL Reserve, Mortgagee" shall be entitled to rely on such request from Mortgagor, and on any bill, statement, or estimate from any third party, without any inquiry into the accuracy, validity or contestability of any such amount,

               (i) With respect to a Disbursement Request to pay for Tenant Improvements, Mortgagor shall provide evidence reasonably satisfactory to Mortgagee (including, if requested by Mortgagee, access to the Property by Mortgagee and/or an architect and/or an engineer specified by Mortgagee for the purpose of inspecting the work done, at Mortgagor's expense) that the Tenant Improvements, or such portion thereof, for which the Funds are being requested have been completed in accordance with Section 1.7(c) below. Mortgagor shall submit to Mortgagee copies of invoices for which Funds are being requested, and if required by Mortgagee, shall also submit waivers of lien. Mortgagor shall execute and deliver to Mortgagee a certificate (in form and substance reasonably satisfactory to Mortgagee) that the Tenant Improvements covered by the applicable Disbursement Request comply with, and have fully satisfied, the terms and provisions of Section 1.7(c) below. Mortgagor shall provide such additional documents, certificates and affidavits as Mortgagee may reasonably request.

               (ii) With respect to the final Disbursement Request relative to any Approved Lease, Mortgagor shall provide Mortgagee with (A) an original estoppel certificate executed by the tenant under the Approved Lease for which such request relates, stating that such tenant has accepted the Tenant Improvements, and has occupied the space covered by the Tenant Improvements and that there are no defaults under such lease (nor does there exist any event or conditions, which with the passage of time or the giving of notice, or both, could result in such a default), (B) if required by Mortgagee, an original subordination, non-disturbance and attomment agreement in form acceptable to Mortgagee executed by the tenant under the Approved Lease in favor of Mortgagee, (C) evidence of payment of rent by the tenant under the Approved Lease and (D) a copy of any and all applicable permanent certificates of occupancy and other governmental permits, if any be required, issued by applicable governmental authorities with respect to the Tenant Improvements, which certificates and permits allow the tenant to open for business as contemplated under such lease..

               (iii) With respect to a Disbursement Request to pay any portion of the Leasing Commissions, Mortgagor shall provide evidence as reasonably requested by Mortgagee that such Leasing Commissions are then due and payable or have been properly paid, and such additional documents, certificates and affidavits as Mortgagee may reasonably request;

               (iv) Notwithstanding any provision of this Section 1.7 to the contrary, Funds disbursed with respect to any Approved Lease (i) for Tenant Improvements shall be an amount not to exceed, under any circumstances, the reasonable costs and expenses actually incurred ' by Mortgagor therefore; and (ii) for Leasing Commissions shall be an amount not to exceed, under any circumstances, the commission actually incurred by Mortgagor therefore which is reasonable and customary for a licensed real estate broker in the market area in which the Property is located.

          (c) Mortgagor shall construct and complete all Tenant Improvements within the time periods and as required by, and in accordance with, the Approved Leases. Mortgagor or tenant shall pay for and obtain or cause to be paid for and obtained all permits, licenses and approvals required by all applicable laws with regard to the Tenant Improvements, whether necessary for commencement, completion, use or otherwise. Mortgagor shall perform or cause to be performed all work in connection with the Tenant Improvements in a good and workmanlike manner, in compliance with all applicable laws (including, without limitation, any and all applicable life safety laws, environmental laws and laws for the handicapped and/or disabled) and, with respect only to those leases requiring Mortgagee approval, with the plans and specifications approved (in writing) by Mortgagee covering the same, which performance by Mortgagor shall be without regard to the sufficiency of the Funds. Mortgagor covenants and agrees that Tenant Improvements shall be constructed, installed or completed, as applicable, free and clear of any and all liens (including mechanic's, materialman's or other liens), claims and encumbrances whatsoever.

     1.8. Security Interest In Reserves. (a) As additional security for the payment and performance by Mortgagor of all duties, responsibilities and obligations under the Note and the other Loan Documents, Mortgagor hereby unconditionally and irrevocably assigns, conveys, pledges, mortgages, transfers, delivers, deposits, sets over and confirms unto. Mortgagee, and hereby grants to Mortgagee a security interest in all sums on deposit or due under this Mortgage and the other Loan Documents including, without limitation, (i) the Impound Account, the TILC Reserve, and, to the extent set forth on Exhibit C attached hereto, any Repair and Remediation Reserve, and any other reserve set forth on Exhibit C attached hereto (collectively, the "Reserves"), (ii) the accounts into which the Reserves have been deposited, (iii) all insurance on said accounts,
(iv) all accounts, contract rights and general intangibles or other rights and interests pertaining thereto, (v). all sums now or hereafter therein or represented thereby, (vi) all replacements, substitutions or proceeds thereof,
(vii) all instruments and documents now or hereafter evidencing the Reserves or such accounts, (viii) all powers, options, rights, privileges and immunities pertaining to the Reserves (including the right to make withdrawals therefrom), and (ix) all proceeds of the foregoing. Mortgagor hereby authorizes and consents to the account into which the Reserves have been deposited being held in Mortgagee's name or the name of any entity servicing the Note for Mortgagee and hereby acknowledges and agrees that Mortgagee, or at Mortgagee's election, such servicing agent, shall have exclusive control over said account. Notice of the assignment and security interest granted to Mortgagee herein may be delivered by Mortgagee at any time to the financial institution wherein the Reserves have been established, and Mortgagee, or such servicing entity, shall have possession of all passbooks or other evidences of such accounts. Mortgagor hereby holds Mortgagee harmless with respect to all risk of loss regarding amounts on deposit in the Reserves, except to the extent that any such loss is caused by the gross negligence or intentional misconduct of Mortgagee. Mortgagor hereby knowingly, voluntarily and intentionally stipulates, acknowledges and agrees that the advancement of the funds from the Reserves as set forth herein is at Mortgagor's direction and is not the exercise by Mortgagee of any right of set off or other remedy upon a default. If a default shall occur hereunder or under any other of the Loan Documents which is not cured within any applicable grace or cure period, then, for so long as such default is continuing, Mortgagee may, without notice or demand on Mortgagor, at its option: (A) withdraw any or all of the funds (including, without limitation, interest) then remaining in the Reserves and apply the same, after deducting all costs and expenses of safekeeping, collection and delivery (including, but not limited to, attorneys fees, costs and expenses) to the indebtedness evidenced by the Note or any other obligations of Mortgagor under the other Loan Documents in such manner or as Mortgagee shall deem appropriate in its sole discretion, and the excess, if any, shall be paid to Mortgagor, (B) exercise any and all rights and remedies of a secured party under any applicable Uniform Commercial Code, or (C) exercise any other remedies available at law or in equity. No such use or application of the funds contained in the Reserves shall be deemed to cure any Event of Default hereunder.

          (b) The Reserves are solely for the protection of Mortgagee and entail no responsibility on Mortgagee's part beyond the payment of the respective costs and expenses in accordance with the terms thereof and beyond the allowing of due credit for the sums actually received. Upon assignment of this Mortgage by Mortgagee, any funds in the Reserves shall be turned over to the assignee and any responsibility of Mortgagee, as assignor, with respect thereto shall terminate. The Reserves shall not, unless otherwise explicitly required by applicable law, be or be deemed to be escrow or trust funds, but, at Mortgagee's option and in Mortgagee's discretion, may either be held in a separate account or be commingled by Mortgagee with the general funds of Mortgagee. Upon full payment of the indebtedness secured hereby in accordance with its terms (or if earlier, the completion of the applicable conditions to release of each Reserve to Mortgagee's satisfaction) or at such earlier time as Mortgagee may elect, the balance in the Reserves then in Mortgagee's possession shall be paid over to Mortgagor and no - other party shall have any right or claim thereto.

          (c) Any amounts received by Mortgagee from Mortgagor may be invested by Mortgagee (or its servicer) for its benefit, and Mortgagee shall not be obligated to pay, or credit, any interest earned thereon to Mortgagor except as may be otherwise specifically provided in this Mortgage.

     1.9. Casualty and Condemnation Mortgagor shall give Mortgagee prompt written notice of the occurrence of any casualty affecting, or the institution: of any proceedings for eminent domain or for the condemnation of, the Property or any portion thereof (collectively, an "Insured Event"). All insurance proceeds on the Property, and all causes of action, claims, compensation, awards and recoveries for any damage, condemnation or taking of all or any part of the Property or for any damage or injury to it for any loss or diminution in value of the Property, are hereby assigned-to and shall be paid to Mortgagee. Mortgagee may participate in any suits or proceedings relating to any such proceeds, causes of action, claims, compensation., awards or recoveries and Mortgagee is hereby authorized, in its own name or in Mortgagor's name, to adjust any loss covered by insurance or any condemnation claim or cause of action, and to settle or compromise any claim or cause of action in connection therewith, and Mortgagor shall from tune to time deliver to Mortgagee any instruments required to permit such participation; provided, however, that Mortgagee shall not have the right to participate in the adjustment of any loss which is not in excess of the lesser of (i) ten percent (10%) of the then outstanding principal balance of the Note, and (ii) $400,000.00. Provided no default is then continuing hereunder or under any of the other Loan Documents and no event has occurred which, with the giving of notice or the passage of time or both, would constitute a default hereunder or under any of the other Loan Documents, Mortgagee shall apply any sums received by it under this Section first to the payment of all of its costs and expenses (including, but not limited to reasonable legal fees and disbursements) incurred in obtaining those sums, and then, as follows:

          (a) In the event that Mortgagee receives insurance proceeds or condemnation awards upon the occurrence of an Insured Event in an amount excess of the lesser of (i) ten percent 10%) of the then outstanding principal balance of the Note, and (ii) $400.,000.00 (collectively, the "Threshold Amount"), Mortgagor shall repair or restore the Property, and Mortgagee shall, to the extent such insurance proceeds or condemnation awards are available for such purpose under the provisions of this Section 1.09, disburse to Mortgagor the amount paid or incurred by Mortgagor as a result of any such Insured Event for costs and expenses incurred by Mortgagor to repair or restore the Property (collectively the "Repairs") in accordance with, and satisfaction of, the terms and conditions for disbursement relative to the Replacement Reserve as described on Exhibit C hereto.

          (b) In the event any proceeds or awards from an Insured Event exceed the Threshold Amount but less than fifty percent (50%) of the Improvements located on the Real Estate have been taken or destroyed, then if

               (1) the Property can, in Mortgagee's reasonable judgment, with diligent restoration or repair, be returned to a condition at least equal to the condition thereof that existed prior to the casualty or partial taking causing the loss or damage by the earlier to occur of the following dates: (i) six (6) months after the receipt of insurance proceeds or condemnation awards by either Mortgagor or Mortgagee, and (ii) six (6) months prior to the stated maturity date of the Note, and

               (2) all necessary governmental approvals can be obtained to allow the rebuilding and reoccupancy of the Property as described in subsection
     (b)(1) above, and

               (3) there are sufficient sums available (through insurance proceeds or condemnation awards and contributions by Mortgagor, the fill, amount of which shall at Mortgagee's option have been deposited with Mortgagee) for such restoration or repair (including, without limitation, for, any reasonable costs and expenses of Mortgagee to incurred in administering said restoration or repair) and for payment of principal and interest to become due and payable under the Note during such restoration or repair, and

               (4) the economic feasibility of the Improvements after such restoration or repair will be such that income from their operation is reasonably anticipated to be sufficient to pay operating expenses of the Property and debt service on the indebtedness secured hereby in full with the same coverage ratio considered by Mortgagee in its determination to make the Loan, and

               (5) Mortgagor shall have delivered to Mortgagee, at Mortgagor's sole cost and expense, an appraisal report from an appraiser, in form and substance, satisfactory to Mortgagee appraising the value of the Property as proposed to be restored or repaired to be not less than the appraised value of the Property considered by Mortgagee in its determination to make the Loan, then, Mortgagee shall, solely for the purposes of such restoration or repair, advance so much of the remainder of such sums as may be required to facilitate such restoration or repair, and any funds deposited by Mortgagor therefor, to Mortgagor in the manner and upon such terms and conditions as would be required by a prudent interim construction lender, including, but not limited to, the prior approval by Mortgagee of plans and specifications, contractors and the form of construction contracts and the furnishing to Mortgagee of permits, bonds, lien waivers, invoices, receipts and affidavits from contractors and subcontractors in form and substance reasonably satisfactory to Mortgagee. Any remaining proceeds shall be applied by Mortgagee for payment of the indebtedness secured hereby (without prepayment penalty or premium) in whatever order as Mortgagee directs, or released to Mortgagor, in its absolute discretion. Mortgagor shall, in good faith, undertake reasonable efforts to cause the conditions described in this Section 1.9(b) to be fully satisfied (e.g., Mortgagor shall timely make applications for necessary governmental permits, shall order an appropriate appraisal report, etc.). If such conditions are satisfied, Mortgagor shall be obligated to undertake restoration and repair of the damaged improvements subject to the terms of this Section 1.9.

     Any disbursement pursuant to this clause (b) of sums by Mortgagee shall, subject to Mortgagor's satisfaction of the provisions hereof, be in a manner to promptly facilitate the restoration or repair of the Property. In the event Mortgagor fails to meet the requirements of this clause (b), then Mortgagee may elect in its absolute discretion and without regard to the adequacy of Mortgagee's security, to accelerate the maturity date of the Note and declare any. and all of the indebtedness secured hereby to be immediately due and payable and apply the remainder of such sums to the payment of the secured indebtedness (without prepayment penalty or premium) in whatever order Mortgagee directs in its sole discretion, with any remainder being paid to Mortgagor.

          (c) In all other cases, namely, in the event That fifty percent (50%) or more of the Improvements located on the Real Estate have been taken or destroyed and/or the requirements of Section 1.09(b) are not all satisfied, Mortgagee may elect, in Mortgagee's absolute discretion and without regard to the adequacy of Mortgagee's security, to (1) accelerate the maturity date of the Note and declare any and all indebtedness secured hereby to be immediately due and payable and apply the remainder of such sums received pursuant to this Section to the payment of the secured indebtedness in whatever order Mortgagee directs in its absolute discretion (without prepayment penalty or premium), with any remainder being paid to Mortgagor, or (ii) make insurance or condemnation proceeds available to Mortgagor for repair or restoration if Mortgagor establishes to the satisfaction of Mortgagee, in its sole discretion, that Mortgagor otherwise satisfies the requirements of Section 1.9(b) above. Should Mortgagee make the election described immediately above in item (ii) of this
Section 1.9(c), Mortgagor shall be obligated to undertake restoration and repair of the damaged Improvements consistent with the provisions of this Section 1.9.

          (d) Any reduction in the indebtedness secured hereby resulting from Mortgagee's application of any sums received by it hereunder shall take effect only when Mortgagee actually receives such sums and elects to apply such sums to the indebtedness secured hereby and, in any event, the unpaid portion of the indebtedness secured hereby shall remain in full force and effect and Mortgagor shall not be excused in the payment thereof Partial payments received by Mortgagee, as described in the preceding sentence, shall be applied as set forth in Section 1.02(c) of the Note. If Mortgagor undertakes to restore or repair the Property after the occurrence of a casualty or partial taking of the Property as provided above, Mortgagor shall promptly and diligently, at Mortgagor's sole cost and expense and regardless of whether the insurance proceeds or condemnation award, as appropriate, shall be sufficient for the purpose, restore, repair, replace and rebuild the Property as nearly as possible to its value, condition and character immediately prior to such casualty or partial taking in accordance with the foregoing provisions and Mortgagor shall pay to Mortgagee all costs and expenses of Mortgagee incurred in administering said rebuilding, restoration or repair, provided that Mortgagee makes such proceeds or award available for such purpose. Mortgagor agrees to execute and deliver from time to time such further instruments as may be requested by Mortgagee to confirm the foregoing assignment to Mortgagee of any award, damage, insurance proceeds, payment or other compensation. Mortgagor hereby irrevocably constitutes and appoints Mortgagee the attorney in- fact of Mortgagor (which power of attorney shall be irrevocable so long as any indebtedness secured hereby is outstanding, shall be deemed coupled with an interest, shall survive the voluntary or involuntary dissolution of Mortgagor and shall not be affected by any disability or incapacity suffered by Mortgagor subsequent to the date hereof), with full power of substitution, subject to the terms of this Section, to settle for, collect and receive any such awards, damages, insurance proceeds, payments or other compensation from the parties or authorities making the same, to appear in and prosecute any proceedings therefor and to give receipts and acceptance therefor,

     1.10. Mechanics Liens. Mortgagor shall pay when due all claims and demands of mechanics, materialman laborers and others for any work performed or materials delivered for the Real Estate or the Improvements; provided, however, that Mortgagor shall have the right to contest in good faith any such claim or demand, so long as it does so diligently, by appropriate proceedings and without prejudice to Mortgagee and provided that neither the Property nor any interest therein would be in any danger of sale, loss or forfeiture as a result of such proceeding or contest. In the event Mortgagor shall contest any such claim or demand, Mortgagor shall promptly notify Mortgagee of such contest and thereafter shall, upon Mortgagee's request, promptly provide a bond, cash deposit or other security satisfactory to Mortgagee to protect Mortgagee's interest and security should the contest be successful. If Mortgagor, shall fail to immediately discharge or provide security (after the aforementioned request) against any such claim or demand as aforesaid, Mortgagee may do so and any and all expenses incurred by Mortgagee, together with interest thereon at the Default Interest Rate (as defined in the Note) from the date incurred by Mortgagee until actually paid by Mortgagor, shall be immediately paid by Mortgagor on demand and shall be secured by this Mortgage and by all of the other Loan Documents securing all or any part of the indebtedness evidenced by the Note.

     1.11. Assignment of Leases and Rents. Mortgagor acknowledges and confirms that, as additional collateral security for the payment of the indebtedness secured hereby, and cumulative of any and all rights and remedies herein provided, it has executed and delivered to Mortgagee an Assignment of Leases and Rents of even date herewith (the "Assignment"), intending such Assignment to create a present, absolute assignment to Mortgagee of the leases and Rents. Upon the occurrence of a default under this Mortgage which has not been cured within: any applicable grace or cure period, Mortgagee shall be entitled to exercise any or all of the remedies provided in this Mortgage and in the Assignment, including, without limitation, the appointment of a receiver. The Assignment shall continue in full force and effect during any period of foreclosure or redemption with respect to the Property.

     1.12 Leases and Licenses

     (a) Mortgagor covenants and agrees that it shall not entere into any lease affecting 6,000 square feet or more of the Property or having a term (including any renewal or extension term) of more than 10 years without the prior written approval of the Mortgagee, which approval shall not be unreasonably withheld. The request for approval of each such proposed Mortgage, failure to approve or disapprove such proposed lease within ten
     (10) business days is deemed approval and Mortgagor shall furnish to Mortgagee (and any loan servicer specified from time to time by Mortgagee):
     (i) such biographical and financial information about the proposed tenant as Mortgagee may reasonably require in conjunction with its review, (ii) a copy of the proposed form: of lease, and (iii) a summary of the material terms of such proposed lease (including, without limitation, rental terms and the term of the proposed lease and any options). It is acknowledged that Mortgagee intends to include among its criteria for approval of any such proposed lease the following: (i) such lease shall be with a bona-fide arm's-length tenant; (ii) such lease shall not contain any rental or other concessions which are not then customary and reasonable for similar properties and leases in the market area of the Real Estate; (iii) such lease shall provide that the tenant pays for its expenses; (iv) the rental shall be at least at the market rate then prevailing for similar properties and leases in the market areas of the Real Estate; and (v) such lease shall contain subordination and attornment provisions in form and content acceptable to Mortgagee. Failure of Mortgagee to approve or disapprove any such proposed lease within ten (10) business days after receipt of such written request and all the documents and information required to be furnished to Mortgagee with such request shall be deemed approval, provided that the written request for approval specifically mentioned the same (any disapproval by Mortgagee shall contain the reasons, in reasonable detail, for such disapproval)

     (b) All other leases shall be written on the standard form lease (without any material changes) which Mortgagee has approved and shall be on arm's-length terms consistent with the terms for similar leases in the market area of the Real Estate, shall provide for free rent only if the same is consistent with prevailing market conditions and shall provide for market rents then prevailing in the market area of the Real Estate. Such leases shall also provide for Security Deposits in reasonable amounts. Mortgagor shall also submit to Mortgagee for Mortgagee's approval, which approval shall not be unreasonably withheld, prior to the execution thereof, any proposed lease, license or occupancy agreement of the Improvements or any portion thereof that differs materially and adversely from the aforementioned form lease. Mortgagor shall not execute any lease, license or occupancy agreement for all or a substantial portion of the Property, except for an actual occupancy by the tenant, lessee or licensee thereunder, and shall at all times promptly and faithfully perform, or cause to be performed, all of the covenants,. conditions and agreements contained in all leases, licenses. and occupancy agreements with respect to the Property, now or hereafter existing, on the part of the landlord, lessor or licensor thereunder to be kept and performed. In addition to the requirements set forth in Section 1.18(c) of this Mortgage, Mortgagor shall furnish to Mortgagee, within ten (10)'days after a request by Mortgagee to do. so (but not more frequently than once per calendar quarter), a current rent roll certified by Mortgagor as being true and correct containing the names of all tenants, lessees and licensees with respect to the Property, the terms of their respective leases, licenses or occupancy agreements, the spaces occupied and the rentals or fees payable thereunder and the amount of each tenant's security deposit. Upon the request of Mortgagee, Mortgagor shall deliver to Mortgagee a copy of each such lease, license and occupancy agreement. Mortgagor shall not do or suffer to be done any act that might result in a default by the landlord, lessor or licensor under any such lease, license or occupancy agreement or allow the tenant, lessee or licensee thereunder to withhold payment or rent and, except as otherwise expressly permitted by the terms of Section 1.13 hereof, shall not further assign any such lease, license or occupancy agreement or any such rents. Mortgagor, at no cost or expense to Mortgagee, shall enforce, short of termination, the performance and observance of each and every condition and covenant of each of the parties under such leases. Mortgagor shall not, without the prior written consent of Mortgagee, modify any of the leases; terminate or accept the surrender of any leases, waive or release any other party from the performance or observance of any obligation or condition under such leases except, with respect only to leases affecting less than 6,000 square feet and having a term of ten (10) years or less, in the normal course of business in a manner which is consistent with sound and customary leasing and management practices for similar properties in the community in which the Property is located. Mortgagor shall not permit the prepayment of any rents under any of the leases for more than one (1) month prior to the due date thereof.

     1.13. Alienation and Further Encumbrances.

          (a) Mortgagor acknowledges that Mortgagee has relied upon the principals of Mortgagor and their experience in owning and operating properties similar to the Property in connection with the closing of - the Loan. Accordingly, except as specifically allowed hereinbelow in this Section and notwithstanding anything to the contrary contained in Section 4.5 hereof, in the event that the Property or any part thereof or interest therein shall be sold (including any installment sales agreement), conveyed, disposed of, alienated, hypothecated, leased (except to tenants of space in the Improvements in accordance with the provisions of Section 1.12 hereof), assigned, pledged, mortgaged, further encumbered or otherwise transferred or Mortgagor shall be divested of its title to the Property or any interest therein, in my manner or way, whether voluntarily or involuntarily, without the prior written consent of Mortgagee being first obtained, which consent may be withheld in Mortgagee's sole discretion, then the same shall constitute a default hereunder and Mortgagee sill have the right, at its option, to declare any or all of the indebtedness secured hereby, irrespective of the maturity date specified in the Note, immediately due and payable and to otherwise exercise any of its other rights and remedies contained in Article III hereof If such acceleration is during any period when a prepayment fee is payable pursuant to the provisions set forth in the Note, then, in addition to all of the foregoing, such prepayment fee shall also then be immediately due and payable to the same end as though Mortgagor were prepaying the entire indebtedness secured hereby on the date of such acceleration. For the purposes of this Section, the sale, conveyance, transfer, disposition, alienation, hypothecation, pledge or encumbering (whether voluntarily or involuntarily) of all or any portion of the ownership interest in (or, directly or indirectly through constituent parties, any of the ultimate beneficial ownership interest in) Mortgagor shall be deemed to be a transfer of an interest in the Property. Notwithstanding the foregoing, however, transfers or assignments of ownership interests in Mortgagor (or its constituent parties) may be undertaken without the consent of Mortgagee in the following circumstances:

     (1) In the case of a Mortgagor which is a limited partnership, up to 49% of the limited partnership interests in Mortgagor shall be freely transferable so long as those persons responsible for the management and control of Mortgagor and the Property remain unchanged following such transfer.

     (2) In the case of a Mortgagor which constitutes a limited liability company, up to 49% of the non-managing membership interests in Mortgagor shall be freely transferable so long as those persons responsible for the management and control of Mortgagor and the Property remain unchanged following such transfer.

     (3) In the case of a Mortgagor which constitutes a corporation, up to 49% of the aggregate of the issued and outstanding capital stock of Mortgagor may be sold or assigned, taking into account (i) any prior sales or assignments, and (ii) the effective change in ownership resulting from any issuance of new shares of capital stock in Mortgagor or its constituent party.

     (4) Gifts for estate planning purposes of any individual's interests in Mortgagor or in any of Mortgagor's general partners, members or joint venturers to the spouse or any lineal descendant of such individual, or to a trust for the benefit of any one or more of such individual, spouse or lineal descendant, shall not be a default under this Mortgage so long as Mortgagor is reconstituted, if required, following such gift and so long as those persons responsible for the management of the Property and Mortgagor remain unchanged following such gift or any replacement management is approved by Mortgagee.

     (5) Involuntary assignments or transfers caused by the death, incompetence or dissolution of Mortgagor, one of its constituent parties or the owner of one of its constituent parties are permitted if: (i) Mortgagor is reconstituted, if required, following such death, incompetence or dissolution, and (ii) those persons responsible for the management and control of Mortgagor and the Property remain unchanged as a result of such death, incompetence or dissolution or any replacement management is approved by Mortgagee,

Notwithstanding the foregoing, for so long as Thor Chestnut Hill Equity, LP, a Delaware limited partnership ("Thor Equity") is a limited partner in Thor Chestnut Hill, LP and/or Thor Chestnut. Hill II, LP, the following provision shall apply with respect to Thor Chestnut Hill, LP and interests in such entity and with respect to Than Chestnut Hill II, LP and interests in such entity: limited partnership interests in Thor Equity may be freely transferred (and limited partnership interests in. one or both of the entities comprising Mortgagor may thereby be indirectly transferred) in excess of the limitations established in Section 1.13(x)(1) above so long as, following each such transfer, all of the following conditions are satisfied:

          (x) at all times, Joseph J. Sift shall own, directly or indirectly, at least twenty five percent (25%) of the ownership interests in each of the entities comprising Mortgagor;

          (y) at all times, Joseph I Sitt shall possess, directly or indirectly, the power to direct or cause the direction of the management, operations and policies of each of the entities comprising Mortgagor and of the Property; and

          (z) (A) no person, together with its affiliates, shall acquire more than a twenty-two percent (22%) direct and/or indirect interest in either or both of the entities comprising Mortgagor without Mortgagee's prior written consent and (B) no person, together with its affiliates, shall acquire more than a forty-nine percent (49%) direct and/or indirect interest in either or both of the entities comprising Mortgagor without both (1) Mortgagee's prior written consent and (II) if required under the operative documents with respect to a Secondary Market Transaction (as hereinafter defined), Mortgagee shall have received evidence in writing from the Rating Agency to the effect that the proposed transfer will not result in a re-qualification, reduction, downgrade or withdrawal of any rating initially assigned or to be assigned in a Secondary Market Transaction or, if no such rating has been issued, in Mortgagee's good faith judgment, such transfer shall not have an adverse effect on the level of rating obtainable in connection with the loan secured hereby.

     In all cases where assignment of ownership interests is allowed pursuant to this Section 1.13 (a), the proportionate ownership which is proposed to be transferred shall be calculated so as to take into account prior transfers or assignments. Furthermore, the sale, conveyance, transfer, disposition, alienation, hypothecation, pledge or encumbering (whether voluntarily or involuntarily) of all or any portion of the ownership interest in (or, directly or indirectly through constituent parties, any of the ultimate beneficial ownership interest in) any guarantor of Mortgagor's obligation hereunder or under any of the other Loan Documents shall constitute a default hereunder and Mortgagee shall have the right to exercise its various remedies described hereinabove; provided, however, ownership interests in any such guarantor may be transferred in a manner consistent with the allowable transfers of ownership interests in Mortgagor described hereinabove.

     (b) Notwithstanding the foregoing provisions of this Section, Mortgagee shall consent to a sale, conveyance or transfer of the Property in its entirety (hereinafter, a "Sale") to any person or entity provided that each of the following terms and conditions are satisfied (by way of clarification, transfers permitted under Section 1.13(a) above are not subject to the requirement of this Section 1.13(b)):

          (1) No defaults then continuing hereunder or under any of the other Loan Documents;

          (2) Mortgagor gives Mortgagee written notice of the terms of such prospective Sale not less than forty-five (45) days before the date on which such Sale is scheduled to close and, concurrently therewith, gives Mortgagee all reasonable information concerning the proposed transferee of the Property (hereinafter, a "Buyer") as Mortgagee would require in evaluating an initial extension of credit to a borrower and pays to the Mortgagee a non-refundable application fee in the amount of $5,000.00 (the "Application Fee"). Mortgagee shall have the right, in its reasonable discretion, to approve or disapprove the proposed Buyer. In determining whether to give or withhold its approval of the proposed Buyer, Mortgagee shall consider, among other things, the Buyer's experience and track record in owning and operating facilities similar to the Property, the Buyer's entity structure, the Buyer's financial strength, the Buyer's general business standing and the Buyer's relationships and experience with contractors, vendors, tenants, lenders and other business entities;

          (3) Morgagor pays Mortgagee, concurrently with the closing of such Sale, a non-refundable assumption fee (the "Assumption fee") in an amount equal to one quarter of one percent (1/4%) of the then outstanding principal balance of the Note. The Application Fee shall be used to pay Mortgagee's reasonable and customary out-of-pocket costs and expenses, including, without limitation, reasonable attorneys fees incurred by Mortgagee in connection with the Sales. Mortgagor's obligation to pay such out-of-picket costs and expenses and attorneys fees of Mortgagee in connection with such Sale shall not exceed the Application Fee;

          (4) The Buyer assumes and agrees to pay the indebtedness secured hereby subject to the provisions of Section 4.23 hereof and to perform the covenants of Mortgagor under the Loan Documents, and, prior to or concurrently with the closing of such Sale, the Buyer executes, without any cost or expense to Mortgagee, such documents and agreements as Mortgagee shall reasonable require to evidence and effectuate said assumption and delivers such legal opinions as Mortgagee may require;

          (5) Mortgagor and the Buyer execute, without any cost or expense to Mortgagee, new financing statements or financing statement amendments and any additional documents reasonably requested by Mortgagee;

          (6) Mortgagor delivers to Mortgagee, without any cost or expense to Mortgagee, such endorsements to Mortgagee's Title Insurance Policy, hazard insurance endoresments or certificates and other similar materials as Mortgagee may deem necessary at the time of the Sale, all in form and substance satisfactory to Mortgagee, including, without limitation, an endorsement or endorsements to Mortgagee's Title Insurance Policy insuring the lien of this mortgage, extending the effective date of such policy to the date of execution and delivery (or, if late, of recording) of the assumption agreement referenced above in subparagraph (4) of this Section 1.13(b) with no additional exceptions added to such policy and insuring that fee simple title to the Property is vested in the Buyer;

          (7) Mortgagor executes and delivers to Mortgagee, without any cost or expense to Mortgagee, a, release of Mortgagee, its officers, directors, employees and agents, from all claims and liability relating to the transactions evidenced by the Loan Documents through and including the date of the closing of the Sale, which agreement shall be in form and substance satisfactory to Mortgagee and shall be binding upon the Buyer;

          (8) Subject to the provisions of Section 4.23 hereof, such Sale is not construed so as to relieve Mortgagor of any personal liability under the Note or any of the other Loan Documents for any acts or events occurring or obligations arising prior to or simultaneously with the closing of such Sale and Mortgagor executes, without any cost or expense to the Mortgagee, such documents and agreements as Mortgagee shall reasonable require to evidence and effectuate the ratification of said personal liability.

          (9) Such Sale is not construed so as to relieve any current guarantor or indemnitor of its obligations under any guaranty or indemnity agreement executed in connection with the loan secured hereby and each such current guarantor and indemnitor executes, without any cost or expense to Mortgagee, such documents and agreements as Mortgagee shall reasonably require to evidence and effectuate the ratification of each such guaranty and indemnity agreement, provided that if the Buyer or a party associated with the Buyer approved by Mortgagee in its sole discretion assumes the obligations of the current guarantor or indemnitor under its guaranty or indemnity agreement and the Buyer or such party associated with the Buyer, as applicable, executes, without any cost or expense to Mortgagee, a new guaranty or indemnity agreement in form and substance satisfactory to Mortgagee, then Mortgagee shall released the current guarantor or indemnitor from all obligations arising under its guaranty or indemnity agreement after the closing of such Sale;

          (10) The Buyer shall furnish, if the Buyer is a corporation, partnership or other entity, all documents evidencing the Buyer's capacity and good standing, and the qualification of the signets to execute the assumption of the indebtedness secured hereby, which documents shall include; but not in any way be limited to, certified copies of all documents relating to the organization and formation of the Buyer and of the entities, if any, which are partners or members of the Buyer. The Buyer and such constituent partners, members or shareholders of Buyer (as the case may be), as Mortgagee may require, shall be single-purpose, single-asset "bankruptcy remote" entities, whose formation documents shall be approved by counsel to Mortgagee;

          (11) The Buyer, if required by Mortgagee, shall finish an opinion of counsel satisfactory to Mortgagee and its counsel (i) that the Buyer's formation documents provide for the matters described in subparagraph (10) of this Section 1,13(b), (ii) that the assumption of the indebtedness evidenced hereby has been duly authorized, executed and delivered, and that the Loan Documents are valid, binding and enforceable against the Buyer in accordance with their terms, (iii) that the Buyer and any entity which is a controlling stockholder, member or general partner of Buyer, have been duly organized, and are in existence and good standing, and (iv) with respect to such other matters, as Mortgagee may request;

          (12) If the Buyer is a single-member limited liability company, Buyer must be formed in the state of Delaware, and the Buyer's operating agreement must provide for the continued existence of the Buyer in the event of the bankruptcy or dissolution of the sole member. The Buyer, if required by Mortgagee, shall also furnish an opinion of counsel satisfactory to Mortgagee and its counsel that if the Buyer is a single-member limited liability company, that (i) the Buyer is a separate legal entity formed in the state of Delaware, (ii) that the separate existence of the Buyer shall continue until the cancellation of the certificate of organization, (iii) that the Buyer's operating agreement provides for the continued existence of the Buyer in the event of the bankruptcy or dissolution of the sole member, and that such provisions would be enforceable notwithstanding the bankruptcy of the sole member, and (iv) that any judgment creditor of the sole member may not satisfy its claims against the sole member by asserting a claim against the Property or any other assets of the Buyer;

          (13) If required under the operative documents with respect to a Secondary Market Transaction (as hereinafter defined), Mortgagee shall have received evidence in writing from the Rating Agency to the effect that the proposed transfer will not result in a re-qualification, reduction, downgrade or withdrawal of any rating initially assigned or to be assigned in a Secondary Market Transaction (as hereinafter defined) or, if no such rating has been issued, in Mortgagee's good faith judgment, such transfer shall not have an, adverse effect on the level of rating obtainable in connection with the loan secured hereby; and

          (14) Mortgagor's obligations under the contract of sale pursuant to which such Sale, conveyance or transfer is proposed to occur tall expressly be subject to the satisfaction of the terms and conditions of this Section 1.13(b).

     1.14. Payment of Utilities, Assessments. Charges, Etc. Mortgagor shall pay when due all utility charges which axe incurred by Mortgagor or which may become a charge or lien against any portion of the Property for gas, electricity, water and sewer services furnished to the Real Estate and/or the Improvements and all other assessments or charges of a similar nature, or assessments payable pursuant to any restrictive covenants, whether public or private, affecting the Real Estate and/or the Improvements or any portion thereof, whether or not such assessments or charges are or may become liens thereon.

     1.15. Access Privileges and Inspections. Mortgagee and the agents, representatives and employees of Mortgagee shall, subject to the rights of tenants, have fall and free access to the Real Estate and the Improvements and any other-location where books and records concerning the Property are kept at all reasonable times and upon reasonable notice for the purposes of inspecting the Property and of examining, copying and making extracts from the books and records of Mortgagor relating to the Property. Mortgagor shall lend assistance to all such agents, representatives and employees of Mortgagee.

     1.16. Waste; Alteration of the Property. Mortgagor shall not commit, suffer or permit any waste on the Property nor take any actions that might invalidate any insurance carried on the Property. Mortgagor shall maintain the Property in good condition, and repair. No part of the Improvements may be removed, demolished or materially altered, without the prior written consent of Mortgagee. Without the prior written consent of Mortgagee, Mortgagor shall not commence construction of any improvements on the Real Estate other than improvements required for the maintenance or repair of the Property.

     1.17. Zoning; Use. Without the prior written consent of Mortgaged, Mortgagor shall not seek, make, suffer, consent to or acquiesce in any change in the zoning or conditions of use of the Real Estate or the Improvements. Mortgagor shall comply with and make all payments required under the provisions of any covenants, conditions or restrictions affecting the Real

Estate or the Improvements. Mortgagor shall comply with all existing and future requirements of all governmental authorities having jurisdiction over the Property. Mortgagor shall keep all licenses, permits, franchises, certificates of occupancy, consents, and other approvals necessary for the operation of the Property in full force and effect. Mortgagor shall operate the Property as a retail shopping center for so long as the indebtedness secured hereby is outstanding. If, under applicable zoning provisions, the use of all or any part of the Real Estate or the Improvements is or becomes a nonconforming use, Mortgagor shall not cause or permit such use to be discontinued or abandoned without the prior written consent of Mortgagee. Further, without Mortgagee's prior written consent, Mortgagor shall not file or subject any part of the Real Estate or the Improvements to any declaration of condominium or cooperative or convert any part of the Real Estate or the Improvements to a condominium, cooperative or other form of multiple ownership and governance.

     1.18. Financial Statements and Books and Records. Mortgagor shall keep accurate books and records of account of the Property and its own financial affairs sufficient to permit the preparation of financial statements therefrom in accordance with generally accepted accounting principles. Mortgagee and its duly authorized representatives shall have the right to examine, copy and audit Mortgagor's records and books of account at all reasonable times and upon reasonable notice. So long as this Mortgage continues in effect, Mortgagor shall provide to Mortgagee, in addition to any other financial statements required hereunder or under any of the other Loan Documents, the following financial statements and information, all of which must be certified to Mortgagee as being true and correct by Mortgagor or the entity to which they pertain, as applicable, be prepared in accordance with generally accepted accounting principles consistently applied and be in form and substance acceptable to
Mortgagee:

     (a) copies of all tax returns filed by Mortgagor, within thirty (30) days after the date of filing;

     (b) quarterly operating statements for the Property, within fifteen (15) days after the end of each March, June, September and December;

     (c) current rent rolls for the Property, within fifteen (15) days after the end of

     (d) annual balance sheets for the Property and annual financial statements for Mortgagor, each principal or general partner in Mortgagor, and each indenmitor and guarantor under any indemnity or guaranty executed in connection with the loan secured hereby within ninety (90) days after the end of each calendar year; and

     (e) such other information with respect to the Property, Mortgagor, the principals, members or general partners in Mortgagor, and each indenmitor and guarantor under any indemnity or guaranty executed in connection with the loan secured hereby, which may be reasonably requested from time to time by Mortgagee, within a reasonable time after the applicable request.

If any of the aforementioned materials are not furnished to Mortgagee within the applicable time periods, Mortgagor shall pay to Mortgagee a late fee of $250.00. Further, if any of the aforementioned materials are not furnished to Mortgagee within the applicable time periods set forth above and thereafter within an additional fifteen (15) days after written request by Mortgagee, or if Mortgagee is dissatisfied with the contents of any of the foregoing, in addition to any other rights and remedies of Mortgagee contained herein, Mortgagee shall have the right, but not the obligation, to obtain the same by means of an audit by an independent certified public accountant selected by Mortgagee, in which event Mortgagor agrees to pay, or to reimburse Mortgagee for, any expense of such audit and further agrees to provide all necessary information to said accountant and to otherwise cooperate in the making of such audit. Mortgagor agrees that any and all materials furnished hereunder are the property of Mortgagee (and Mortgagee's servicer) and may be released and made available to such parties as Mortgagee or its servicer deems appropriate, including any Rating Agency responsible for rating securities issued in any Secondary Market Transaction (as hereinafter defined).

     1.19. Further Documentation. Mortgagor shall, on the request of Mortgagee in its reasonable discretion and at the expense of Mortgagor, promptly correct any defect, error or omission which may be discovered in the contents of this Mortgage or in any of the other Loan Documents and promptly execute, acknowledge, deliver and record or file such further instruments and do such further acts as may be necessary, desirable or proper to carry out more effectively the purposes of this Mortgage and the other Loan Documents or as I ray be deemed advisable by Mortgagee to protect, continue or preserve the liens and security interests hereunder including, without limitation, security instruments, financing statements and continuation statements.

     1.20. (a) Payment of Costs. Mortgagor shall pay all reasonable costs and expenses of every character incurred in connection with the closing of the Loan or otherwise attributable or chargeable to Mortgagor as the owner of the Property, including, without limitation, appraisal fees, recording fees, documentary, stamp, mortgage or intangible taxes, brokerage fees and commissions, title policy premiums and title search fees, uniform commercial code/tax hen/litigation search fees, escrow fees and reasonable attorneys fees.

          (b) Advances to protect Property: Without limiting or waiving any other rights and remedies of Mortgagee hereunder, if Mortgagee reasonably determines that Mortgagor is not adequately performing or has failed to perform any of its obligations,. covenants or agreements contained in this Mortgage or in any of the other Loan Documents and such inadequacy or failure is riot cured within any applicable grace or cure period, or if any action or proceeding of any kind (including, but not limited to, any bankruptcy, insolvency, arrangement, reorganization or other debtor relief proceeding) is commenced which might affect Mortgagee's interest in the Property or Mortgagee's right to enforce its security, then Mortgagee may, at its option, with or without notice to Mortgagor, make any appearances, disburse or advance any sums and take any actions as may be necessary or desirable to protect or enforce the security of this Mortgage or to remedy the failure of Mortgagor to perform its covenants and agreements (without, however, waiving any default of Mortgagor). Mortgagor agrees to pay on demand all expenses of Mortgagee reasonably incurred with respect to the foregoing (including, but not limited to, fees and disbursements of counsel), together with interest thereon at the Default Interest Rate (as defined in the Note) from and after the date on which Mortgagee incurs such expenses until reimbursement thereof by Mortgagor. Any such expenses so incurred by Mortgagee, together with interest thereon as provided above, shall be additional indebtedness of

Mortgagor secured by this Mortgage and by all of the other Loan Documents securing all or any part of the indebtedness evidenced by the Note. The necessity for any such actions and of the amounts to be paid shall be determined by Mortgagee in its sole and absolute discretion. Mortgagee is hereby empowered to enter and to authorize others to enter upon the Property or any part thereof for the purpose of performing or observing any such defaulted term, covenant or condition without thereby becoming liable to Mortgagor or any person in possession holding under Mortgagor. Mortgagor hereby acknowledges and agrees that the remedies set forth in this Section 1.20(b) shall be exercisable by Mortgagee, and any and all payments made or costs or expenses incurred by Mortgagee in connection therewith shall be secured hereby and shall be, without demand, immediately repaid by Mortgagor with interest thereon at the Default Interest Rate (as defined in the Note), notwithstanding the fact that such remedies were exercised and such payments made and costs incurred by Mortgagee after the filing by Mortgagor of a voluntary case or the filing against Mortgagor of an involuntary case pursuant to or within the meaning of the Bankruptcy Reform Act of 1978, as amended (the "Act"), Title 11 U.S.C., or after any similar action pursuant to any other debtor relief law (whether statutory, common law, case law or otherwise) of any jurisdiction whatsoever, now or hereafter in effect, which may be or become applicable to Mortgagor, Mortgagee, any guarantor or indemnitor, the secured indebtedness or any of the Loan Documents, This indemnity shall survive payment in full of the indebtedness secured hereby. This Section 1.20(b) shall not be construed to require Mortgagee to incur any expenses, make any appearances or take any actions.

     1.21. Security Interest. This Mortgage is also intended to encumber and create a security interest in, and Mortgagor hereby grants to Mortgagee a security interest in, all Reserves (as hereinabove defined), fixtures, chattels, accounts, equipment, inventory, contract rights, general intangibles and other personal property included within the Property, all renewals, replacements of any of the aforementioned items, or articles in substitution therefor or in addition thereto or the proceeds thereof (said property is hereinafter referred to collectively as the "Collateral"), whether or not the same shall be attached to the Real Estate or the Improvements in any manner. It is hereby agreed that to the extent permitted by law, all of the foregoing property is to be deemed and held to be a part of and affixed to the Real Estate and the Improvements. The foregoing security interest shall also cover Mortgagor's leasehold interest in any of the foregoing property which is leased by Mortgagor. Notwithstanding the foregoing, all of the foregoing property shall be owned by Mortgagor and no leasing or installment sales or other financing or title retention agreement in connection therewith shall be permitted without the prior written approval of Mortgagee. Mortgagor shall promptly replace all of the Collateral subject to the lien or security interest of this Mortgage when worn out or obsolete with Collateral comparable to the worn out or obsolete Collateral when new and will not, without the prior written consent of Mortgagee, remove from the Real Estate or the Improvements any of the Collateral subject to the lien or security interest of this Mortgage except such as is replaced by an article of equal suitability and value as above provided, owned by Mortgagor free and clear of any lien or security interest except that created by this Mortgage and the other Loan Documents and except as otherwise expressly permitted by the terms of
Section 1.13 of this Mortgage. All of the Collateral shall be kept at the location of the Real Estate except as otherwise required by the terms of the Loan Documents. Mortgagor shall not use any of the Collateral in violation of any applicable statute, ordinance or insurance policy.

     1.22. Security Agreement. This Mortgage constitutes a mortgage and a "security agreement" between Mortgagor and Mortgagee with respect to the Collateral in which Mortgagee is granted a security interest hereunder, and, cumulative of all other rights and remedies of Mortgagee hereunder, Mortgagee shall have all of the rights and remedies of a secured party tinder any applicable Uniform Commercial Code. Mortgagor hereby agrees to execute and deliver on demand and hereby irrevocably constitutes and appoints Mortgagee the attorney-in fact of Mortgagor to execute and deliver and, if appropriate, to file with the appropriate filing officer or office such security agreements, financing statements, continuation statements or other instruments as Mortgagee may request or require in order to impose, perfect or continue the perfection of the lien or security interest created hereby. Expenses of retaking, holding, preparing for sale, selling or the like (including, without limitation, Mortgagee's reasonable attorneys' fees and legal expenses), together with interest thereon at the Default Interest Rate from the date incurred by Mortgagee until actually paid by Mortgagor, shall be paid by Mortgagor on demand and shall be secured by this Mortgage and by all of the other Loan Documents securing all or any part of the indebtedness evidenced by the Note. If notice is required by law, Mortgagee shall give Mortgagor at least ten (10) days prior written notice of the time and place of any public sale of such property or of the time of or after which any private sale or any other intended disposition thereof is to be made, and if such notice is sent to Mortgagor, as the same is provided for the mailing of notices herein, it is hereby deemed that such notice shall be and is reasonable notice to Mortgagor. No such notice is necessary for any such property which is perishable, threatens to decline speedily in value or is of a type customarily sold on a recognized market. Any sale made pursuant to the provisions of this Section 1.22 shall be deemed to have been a public sale conducted in a commercially reasonable manner if held contemporaneously with the foreclosure sale as provided in Section 3.1(e) hereof upon giving the same notice with respect to the sale of the property hereunder as is required under said Section 3.1(e). Furthermore, to the extent permitted by law, in conjunction with, in addition to or in substitution for the rights and remedies available to Mortgagee pursuant to any applicable Uniform Commercial Code:

          (a) hi the event of a foreclosure sale, the Property may, at the option of Mortgagee, be sold as a whole; and

               It shall not be necessary that Mortgagee take possession of the aforementioned Collateral, or any part thereof, prior to the time that any safe pursuant to the provisions of this Section 1.22 is conducted and it shall not be necessary that said Collateral, or any part thereof, be present at the location of such sale; and

          (c) Mortgagee may appoint or delegate any one or more persons as agent to perform any act or acts necessary or incident to any sale held by Mortgagee, including the sending of notices and the conduct of the sale, but in the name and on behalf of Mortgagee.

     Mortgagor will not change the principal place of business or chief executive office set forth below, or change the state of its organization or registration, or change its name, without in each instance the prior written consent of Mortgagee, which consent shall not be unreasonably withheld, delayed or conditioned. Mortgagee's consent will, however, be conditioned upon, among other things, the execution and delivery(,) of additional- financing statements, security agreements and other instruments which may be necessary to effectively evidence or perfect

Mortgagee's security interest in the Collateral as a result of such changes. The name, principal pla of business and chief executive office of Mortgagor (as Debtor under any applicable Uniform Commercial Code), as of the date hereof, are:

               Thor Chestnut Hill, L.P.
               c/o Thor Equities, LLC
               139 Fifth Avenue
               New York, New York 10010
               Attn: Joseph J. Sitt and Kurt Reich

               Thor Chestnut Hill H, L.P.
               c/o Thor Equities, LLC
               139 Fifth Avenue
               New York, New York 10010
               Attn: Joseph J. Sitt and Kurt Reich,

The name and address of Mortgagee (as Secured Party under any applicable Uniform Commercial Code), as of the date hereof, are:

               Column Financial, Inc.
               Eleven Madison Avenue
               9th Floor
               New York, New York 10010-3629
               Attn: Edmund Taylor.

     1.23. Easements and Rights-of-Way. Mortgagor shall not grant any easement or right of-way with respect to all or any portion of the Real Estate or the Improvements without the prior written consent of Mortgagee, which shall not be unreasonably withheld. The purchaser at any foreclosure sale hereunder may, at its discretion, disaffirm any easement or right-of-way granted in violation of any of the provisions of this Mortgage and may take immediate possession of the Property free from, and despite the terms of, such grant of easement or right-of way. If Mortgagee consents to the grant of an easement or right-of-way, Mortgagee agrees to grant such consent without charge to Mortgagor other than reasonable expenses, including, without limitation, reasonable attorneys' fees, incurred by Mortgagee in the review of Mortgagor's request and, if applicable, in the preparation of documents relating to the subordination of this Mortgage to such easement or right-of-way.

     1.24. Compliance with Laws. (a) Mortgagor shall at all times comply with all statutes, ordinances, regulations and other governmental or quasi-governmental requirements and private covenants now or hereafter relating to the ownership, construction, use or operation of the Property, including, but not limited to, those concerning employment and compensation of persons engaged in operation and maintenance bf the Property and any environmental or ecological requirements, even if such compliance shall require structural changes to the Property; provided, however, that Mortgagor may, upon providing Mortgagee with security satisfactory to Mortgagee, proceed diligently. and in good faith to contest the validity or applicability of any such statute, ordinance, regulation or requirement so long as during such contest the Property shall not be subject to any lien, charge, fine or other liability and shall not be in danger of being forfeited, lost or closed. Mortgagor shall not use or occupy, or allow the use or occupancy of, the Property in any manner which violates any lease of or any other agreement applicable to the Property or any applicable law, rule, regulation or order or which constitutes a public or private nuisance or which makes void, voidable or cancelable, or increases the premium of, any insurance then in force with respect thereto.

          (b) Mortgagor agrees that the Property shall at all times comply to the extent applicable with the requirements of the Americans with Disabilities Act of 1990, the Fair Housing Amendments Act of 1988 and all other state and local laws and ordinances related to handicapped access and all rules, regulations,, and orders issued pursuant thereto including, without limitation, the Americans with Disabilities Act Accessibility Guidelines for Buildings and Facilities ("Access Laws"). Mortgagor agrees to give prompt notice to Mortgagee of the receipt by Mortgagor of any complaints related to violations of any Access Laws and of the commencement of any proceedings or investigations which relate to compliance with applicable Access Laws.

     1.25. Additional Taxes. In the event of the enactment after this date of any law of the state where the Property is located or of any other governmental entity deducting from the value of the Property for the purpose of taxation any lien or security interest thereon, or imposing upon Mortgagee the payment of the whole or any part of the taxes or assessments or charges or liens herein required to be paid by Mortgagor, or changing in any way the laws relating to the taxation of mortgages or security agreements or debts secured by mortgages or security agreements or the interest of the mortgagee or secured party in the property covered thereby, or the manner of collection of such taxes, so as to adversely affect this Mortgage or the indebtedness secured hereby or Mortgagee, then, and in any such event, Mortgagor, upon demand by Mortgagee, shall pay such taxes, assessments, charges or liens, or reimburse Mortgagee therefor; provided, however, that if in the opinion of counsel for Mortgagee (a) it might be unlawful to require Mortgagor to make such payment, or (b) the making of such payment might result in the imposition of interest beyond the maximum amount permitted by law, then and in either such event, Mortgagee may elect, by notice in writing given to Mortgagor, to declare all of the indebtedness secured hereby to be and become due and payable in full, thirty (30) days from the giving of such notice.

     1.26. Mortgagor's Waivers. To the full extent permitted by law, Mortgagor agrees that Mortgagor shall not at any time insist upon, plead, claim or take the benefit or advantage of any law now or hereafter in force providing for any appraisement, valuation, stay, moratorium or extension, or any law now or hereafter in force providing for the reinstatement of the indebtedness secured hereby prior to any sale of the Property to be made pursuant to any provisions contained herein or prior to the entering of any decree, judgment or order of any court of competent jurisdiction, or any right under any statute to redeem all or any part of the Property so sold. To the full extent permitted by law, Mortgagor shall not have or assert any right under any statute or rule of law pertaining to the exemption of homestead or other exemption under any federal, state or local law now or hereafter in effect, the administration of estates of decedents or, any other matters whatsoever to defeat, reduce or affect the right of Mortgagee under the terms of this Mortgage to a sale of the Property, for the collection of the secured indebtedness without any nor or different resort for collection, or the right of Mortgagee under the terms of this M gage to the payment of the indebtedness secured hereby out of the proceeds of sale of the Property in preference to every other claimant whatever. Mortgagor, for Mortgagor and Mortgagor's successors and assigns, and for any and all persons ever claiming any interest in the Property, to the full extent permitted by law, hereby knowingly, intentionally and voluntarily with and upon the advice of competent counsel waives, releases, relinquishes and forever forgoes: (a) all rights of valuation, appraisement, stay of execution, reinstatement and notice of election or intention to mature or declare due the secured indebtedness (except such notices as are specifically provided for herein); (b) all right to a marshaling of the assets of Mortgagor, including the Property, to a sale in the inverse order of alienation, or to direct the order in which any of the Property shall be sold in the event of foreclosure of the liens and security interests hereby created and agrees that any court having jurisdiction to foreclose such hens and security interests may order the Property sold as an entirety; (c) all rights and periods of redemption provided under applicable law; and (d) all present and future statutes of limitations as a defense to any action to enforce the provisions of this Mortgage or to collect any of the indebtedness secured hereby to the fullest extent permitted by law and agrees that it shall not solicit or aid the solicitation of the filing of any Petition (as hereinafter defined) against Mortgagor, whether acting on its own behalf or on behalf of any other party. Without limiting the generality of the foregoing, Mortgagor shall not (i) provide information regarding the identity of creditors or the nature of creditors claims to any third party unless compelled to do so by order of a court of competent jurisdiction or by regulation promulgated by a governmental agency; or (ii) pay the legal fees or expenses of any creditor of or interest holder in Mortgagor with respect to any matter whatsoever.

     1.27. SUBMISSION TO JURISDICTION; WAIVER OF JURY TRIAL.

          (a) MORTGAGOR, TO 'I HJ,' FULL EXTENT PERMITTED BY LAW, HEREBY KNOWINGLY, INTENTIONALLY AND VOLUNTARILY, WITH AND UPON THE ADVICE OF COMPETENT COUNSEL, (z) SUBMTTS TO PERSONAL JURISDICTION IN THE COMMONWEALTH OF PENNSYLVANIA OVER ANY SUIT, ACTION OR PROCEEDING BY ANY PERSON ARISING FROM OR RELATING TO THE NOTE, THIS MORTGAGE OR ANY OTHER OF THE LOAN DOCUMENTS, (I3) AGREES THAT ANY SUCH ACTION, SUIT OR PROCEEDING. MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION SITTING IN PHILADELPHIA COUNTY, PENNSYLVANIA, (iii) SUBMITS TO THE JURISDICTION OF SUCH COURTS, AND, (IV) AGREES THAT IT WILL NOT BRING ANY ACTION, SUIT OR PROCEEDING IN ANY OTHER FORUM (BUT NOTHING HEREIN SHALL AFFECT THE RIGHT OF MORTGAGEE TO BRING ANY ACTION, SUIT OR PROCEEDING IN ANY OTHER FORUM). MORTGAGOR, TO THE FULL EXTENT PERMITTED BY LAW, FURTHER CONSENTS AND AGREES TO SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER I.FGAL PROCESS IN ANY SUCH SUIT, ACTION OR PROCEEDING BY REGISTERED OR CERTIFIED U.S. MAIL, POSTAGE PREPAID, TO MORTGAGOR AT THE ADDRESS FOR NOTICES DESCRIBED IN
SECTION 4.4 HEREOF, AND CONSENTS AND AGREES THAT SUCH SERVICE SHALL CONSTITUTE IN EVERY RESPECT VALID AND EFFECTIVE SERVICE (BUT NOTHING HEREIN SHALL AFFECT THE

VALIDITY OR EFFECTIVENESS OF PROCESS SERVED IN ANY OTHER MANNER PERATTED BY
LAW).

          (b) MORTGAGOR, TO THE FULL EXTENT PERMITTED BY LAW, HEREBY KNOWINGLY, INTENTIONALLY AND VOLUNTARILY, WITH AND UPON TJTE ADVICE OF COMPETENT COUNSEL, WAIVES, RELINQUISHES AND FOREVER FORGOES THE RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, ARISING OUT OF, OR IN ANY WAY RELATING TO THE INDEBTEDNESS SECURED HEREBY OR ANY CONDUCT, ACT OR OMISSION OF MORTGAGEE OR MORTGAGOR, OR ANY OF THEIR DIRECTORS, OFFICERS, PARTNERS, MANAGERS, MEMBERS, EMPLOYEES, AGENTS OR ATTORNEYS, OR ANY OTHER PERSONS AFFILIATED WITH MORTGAGEE OR MORTGAGOR, IN EACH OF THE FOREGOING CASES, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE.

     1.28. Contractual Statute of Limitations. Mortgagor hereby agrees that any claim or cause of action by Mortgagor against Mortgagee, or any of Mortgagee's directors, officers, employees, agents, accountants or attorneys, based upon, arising from or relating to the indebtedness secured hereby, or any other matter, cause or thing whatsoever, whether or not relating thereto, occurred, done, omitted or suffered to be done by Mortgagee or by Mortgagee's directors, officers, employees, agents, accountants or attorneys, whether sounding in contract or in tort or otherwise, shall be barred unless asserted by Mortgagor by the commencement of an action or proceeding in a court of competent jurisdiction by the filing of a complaint within one (1) year after Mortgagor first acquires or reasonably should have acquired knowledge of the first act, occurrence or omission upon- which such claim or cause of action, or any part thereof, is based and service of a summons and complaint on an officer of Mortgagee or any other person authorized to accept service of process on behalf of Mortgagee, within thirty (30) days thereafter. Mortgagor. agrees that such one (1) year period of time is reasonable and sufficient time for a borrower to investigate and act upon any such claim or cause of action. The one (1) year period provided herein shall not be waived, tolled or extended except by the specific written agreement of Mortgagee. This provision shall survive any termination of this Mortgage or any of the other Loan Documents.

     1.29. Management. The management of the Property shall be by either: (a) Mortgagor or an entity affiliated with Mortgagor approved by Mortgagee for so long as Mortgagor or said affiliated entity is managing the Property in a first class manner; or (b) a professional property management company approved by Mortgagee. Such management by an affiliated entity or a professional property management. company shall be pursuant to a written agreement approved by Mortgagee. Thor Equities LLC has been approved by Mortgagee as an acceptable property manager and the Asset Management Agreement dated on or about the date hereof between Thor Equities, LLC has been approved by Mortgagee. In no event shall any manager be removed or replaced or the terms of any management agreement modified or amended without the prior written consent of Mortgagee. In the event of default hereunder or under any management contract then in effect, which default is not cured within any applicable grace or cure period, Mortgagee shall have the right to terminate, or to direct Mortgagor to terminate, such management contract upon thirty (30) days' notice and to retain, or to direct Mortgagor to retain, a new management agent approved by Mortgagee. All Rents and Profits generated by or derived

From the Property shall first be utilized solely for current expenses directly attributable to the own hip and operation of the Property, including, without limitation, current expenses relating to Mortgagor's liabilities and obligations with respect to this Mortgage and the other Loan Documents, and none of the Rents and Profits generated by or derived from the Property shall be diverted by Mortgagor and utilized for any other purposes unless all such current expenses attributable to the ownership and operation of the Property have been fully paid and satisfied.

     1.30. Hazardous Materials and Environmental Concerns.

          (a) Mortgagor hereby represents and warrants to Mortgagee, after due inquiry and investigation, that, as of the date hereof, except as disclosed iii that certain Phase I Environmental Site Assessment prepared by ConTech Services, Inc. dated April 24, 2003 and that certain review of same prepared by Certified Environments, Inc. and dated May 1, 2003 (the foregoing are, collectively, the "Environmental Report"): (1) the Property is in full compliance with, and to the best of Mortgagor's knowledge, information and belief, the Property has been in full compliance with all local, state or federal laws, rules and regulations pertaining to environmental regulation, contamination, remediation or human health or safety (including the regulation or remediation of Hazardous Substances as defined below) (collectively, "Environmental Laws"), all as amended; (ii) no hazardous, toxic or harmful substances, wastes, materials, pollutants or contaminants (including, without limitation, asbestos, polychlorinated biphenyls, petroleum products, radon, lead-based paint, flammable explosives, radioactive materials, infectious substances or raw materials which may include hazardous constituents) or any other substances or materials which are included under or regulated by Environmental Laws (collectively, "Hazardous Substances") are located on or have been handled, manufactured, generated, stored, processed, transported to or from, or disposed of on or Released or discharged from the Property (including soil and groundwater beneath the Property) except for those substances used by Mortgagor in the ordinary course of its business and in compliance with all Environmental Laws; (iii) the Property is not subject to any private or governmental lien or judicial, administrative or other notice or action relating to Hazardous Substances or noncompliance with Environmental Laws, nor is Mortgagor aware of any basis for such lien,(,) notice or action; (iv) there are no underground storage tanks or other underground storage receptacles (whether active or abandoned) used to store Hazardous Substances on the Property; (v) Mortgagor has received no notice of, and to the best of Mortgagor's knowledge and belief, there does not exist any investigation, action, proceeding or claim by any agency, authority or unit of government or by any third party which could result in any liability, penalty, sanction or judgment under any Environmental Laws with respect to any condition, use or operation of the Property, nor does Mortgagor know of any basis for such investigation, action, proceeding or claim;
(vi) Mortgagor has received no notice that, and to the best of Mortgagor's knowledge and belief, there has been no claim by any party that, any use, operation or condition of the Property has caused any nuisance, trespass or any other liability or adverse condition on any other property, nor does Mortgagor know of any basis for such notice or claim; and (vii) there are no present environmental conditions or events or, to the best of Mortgagor's knowledge, past environmental conditions or events on or near the Property that could be reasonably anticipated to materially adversely affect the value of the Property.

          (b) Mortgagor shall keep or cause the Property to be kept free from Hazardous Substances (except those substances used by Mortgagor in the ordinary course of its business and in compliance with all Environmental Laws) and in fall compliance with all Environmental Laws, shall not install or use any underground storage tanks, shall expressly prohibit the use, generation, handling, storage, production, processing and disposal of Hazardous Substances by all tenants (except those substances used by tenants in the ordinary course of their activities and in compliance with all Environmental Laws), invitees and trespassers, and, without limiting the generality of the foregoing, during the term of this Mortgage, shall not install in the Improvements or permit to be installed in the Improvements asbestos or any substance containing asbestos. If required by Mortgagee or under any Environmental Law, Mortgagor shall maintain an Operations and Maintenance Program ("O&M Program") for the management of asbestos, lead-based paint, radon or any other Hazardous Substances at the Property.

          (c) Mortgagor shall promptly notify Mortgagee if Mortgagor shall become aware of (i) any Release or threatened. Release of Hazardous Substances at, on, under, from, or affecting or threatening to affect the Property (except those substances used by Mortgagor or tenants in the ordinary course of their business or activities, respectively, and in compliance with all Environmental
Laws), (ii) any lien or filing of lien, action or notice affecting or threatening to affect the Property or Mortgagor resulting from any violation or alleged violation of Environmental Law, (iii) any investigation, inquiry or proceeding concerning Mortgagor or the Property pursuant to any Environmental Law; or otherwise relating to Hazardous Substances, or (iv) any occurrence, condition or state of facts which would render any representation or warranty in this Section incorrect in any respect if made at the time of such discovery. Further, immediately upon receipt of the same, Mortgagor shall deliver to Mortgagee copies of any and all orders, notices, permits, applications, reports, and other communications, documents and instruments pertaining to the actual, alleged or potential non-compliance with any Environmental Laws in connection with the Property or presence or existence of any Hazardous Substances at, on, about, under, within, near or in connection with the Property (except those substances used in the ordinary course of its business and in compliance with all Environmental Laws). Mortgagor shall, promptly and when and as required, at Mortgagor's sole cost and expense, take all actions as shall be necessary or advisable for compliance with the terms of this Section 1.30 or for the remediation of any and all portions of the Property or other affected property, including, without limitation, all investigative, monitoring, removal, containment, remedial and response actions in accordance with all applicable Environmental Laws (and in all events in a manner satisfactory to Mortgagee), and shall further pay or cause to be paid, at no expense to Mortgagee, all remediation, response, administrative and enforcement costs of applicable governmental agencies which may be asserted against the Property. In the event Mortgagor fails to do so (i) Mortgagee may, but shall not be obligated to, undertake rem ediation at the Property or other affected property necessary to bring the Property into conformance with the terms of Environmental Laws, and
(ii) Mortgagor hereby grants to Mortgagee and its agents and employees access to the Property and a license to do all things Mortgagee shall deem necessary to bring the Property into conformance with Environmental Laws. Any and all costs and expenses reasonably incurred by Mortgagee in connection therewith, together with interest thereon at the Default Interest Rate from the date incurred by Mortgagee until actually paid by Mortgagor, shall be immediately paid by Mortgagor on demand and shall be secured by this Mortgage and by all of the other Loan Documents securing all or any part of the indebtedness evidenced by the Note. MORTGAGOR COVENANTS AND AGREES, AT MORTGAGOR'S SOLE COST AND EXPENSE, TO INDEMNIFY, DEFEND (AT TRIAL AND APPELLATE LEVELS, AND WITH ATTORNEYS, CONSULTANTS AND

EXPERTS ACCEPTABLE TO MORTGAGEE), AND HOLD MORTGAGEE HARMLESS FROM AND AGAINST ANY AND ALL LIENS, DAMAGES, LOSSES, LIABILITIES, OBLIGATIONS, SETTLEMENT PAYMENTS, PENALTIES, ASSESSMENTS, CITATIONS, DIRECTIVES, CLAIMS, LITIGATION, DEMANDS, DEFENSES, JUDGMENTS, SUITS, PROCEEDINGS, COSTS, DISBURSEMENTS AND EXPENSES OF ANY KIND OR OF ANY NATURE WHATSOEVER (INCLUDING, WITHOUT LIMITATION, REASONABLE ATTORNEYS', CONSULTANTS' AND EXPERTS' FEES AND DISBURSEMENTS ACTUALLY INCURRED IN INVESTIGATING, DEFENDING, SETTLING OR PROSECUTING ANY CLAIM, LITIGATION OR PROCEEDING) WHICH MAY AT ANY TIME BE IMPOSED UPON, INCURRED BY OR ASSERTED OR AWARDED AGAINST MORTGAGEE OR THE PROPERTY, AND ARISING DIRECTLY OR INDIRECTLY FROM OR OUT OF: (i) THE PRESENCE, RELEASE OR THREAT OF RELEASE OF ANY HAZARDOUS SUBSTANCES ON, IN, UNDER, AFFECTING OR THREATENING TO AFFECT ALL OR ANY PORTION OF THE PROPERTY OR ANY SURROUNDING AREAS, REGARDLESS OF WHETHER OR NOT CAUSED BY OR WITHIN THE CONTROL OF MORTGAGOR; (ii) THE VIOLATION OF ANY ENVIRONMENTAL LAWS RELATING TO, AFFECTING OR THREATENING TO AFFECT THE PROPERTY, WHETHER OR NOT CAUSED BY OR WITHIN THE CONTROL OF MORTGAGOR; (iii) THE FAILURE BY MORTGAGOR TO COMPLY FULLY WITH THE TERMS AND CONDITIONS OF THIS SECTION 1_30;
(iv) THE BREACH OF ANY REPRESENTATION OR WARRANTY CONTAINED IN THIS SECTION 1.30; OR (v) THE ENFORCEMENT OF THIS, SECTION 1.30, INCLUDING, WITHOUT LIMITATION, THE COST OF ASSESSMENT, CONTAINMENT AND/OR REMOVAL OF ANY AND ALL HAZARDOUS SUBSTANCES ON AND/OR FROM ALL OR ANY PORTION OF THE PROPERTY OR ANY SURROUNDING AREAS, THE COST OF ANY ACTIONS TAKEN IN RESPONSE TO THE PRESENCE, RELEASE OR THREAT OF RELEASE OF ANY HAZARDOUS SUBSTANCES ON, IN, UNDER OR AFFECTING ANY PORTION OF THE PROPERTY OR ANY SURROUNDING AREAS -TO PREVENT OR MINIMIZE SUCH RELEASE OR THREAT OF RELEASE SO THAT IT DOES NOT MIGRATE OR OTHERWISE CAUSE OR THREATEN DANGER TO PRESENT OR FUTURE PUBLIC HEALTH, SAFETY, WELFARE OR THE ENVIRONMENT, AND COSTS INCURRED TO COMPLY WITH THE ENVIRONMENTAL LAWS IN CONNECTION WITH ALL OR ANY PORTION OF THE PROPERTY OR ANY SURROUNDING AREAS. THE INDEMNITY SET FORTH-INN THIS SECTION 1.30(c) SHALL ALSO INCLUDE ANY DIMINUTION IN THE VALUE OF THE SECURITY AFFORDED BY THE PROPERTY OR ANY FUTURE REDUCTION IN THE SALES PRICE OF THE PROPERTY BY REASON OF ANY MATTER SET FORTH IN THIS SECTION 1.30(c), AND ANY AND ALL LIENS, DAMAGES, LOSSES, LIABILITIES, OBLIGATIONS, SETTLEMENT PAYMENTS, PENALTIES, ASSESSMENTS, CITATIONS, DIRECTIVES, CLAIMS, LITIGATION, DEMANDS, DEFENSES, JUDGMENTS, SUITS, PROCEEDINGS, COSTS, DISBURSEMENTS OR EXPENSES OF ANY KIND OR OF ANY NATURE WHATSOEVER ARISING OUT OF OR RELATING TO INJURY OR DEATH DUE TO EXPOSURE FROM HAZARDOUS SUBSTANCES THAT MAY BE PRESENT OR RELEASED AT, ON, UNDER OR FROM THE PROPERTY. MORTGAGEE'S RIGHTS UNDER THIS SECTION SHALL SURVIVE PAYMENT IN FULL OF THE INDEBTEDNESS SECURED HEREBY AND SHALL BE IN ADDITION TO ALL OTHER RIGHTS OF

MORTGAGEE UNDER THIS MORTGAGE, THE NOTE AND THE OTHER LOAN DOC ENTS.

          (d) Upon Mortgagee's request, at any time after the occurrence of a default hereunder or at such other time as Mortgagee has reasonable grounds to believe that Hazardous Substances are or have been handled, generated, stored, processed, transported to or from, or released or discharged from or disposed of on or around the Property (other than in the normal course of Mortgagor's or the tenants' business or activities, respectively, and in compliance with all Environmental Laws and other than items disclosed in the Environmental Report) or that Mortgagor, any tenant or the Property may be in violation of Environmental Laws, Mortgagor shall provide, at Mortgagor's sole cost and expense, an environmental site assessment or environmental compliance audit of the Property prepared by a hydrogeologist or environmental engineer or other appropriate consultant approved by Mortgagee to determine whether there has been a Release or threatened Release of Hazardous Substances at, on, under or from the Property onto adjoining properties, and if the Property is in full compliance with Environmental Laws (including asbestos-containing material or lead-based paint). If Mortgagor fails to provide such assessment or audit within thirty (30) days after such request, Mortgagee may order the same, and Mortgagor hereby grants to Mortgagee and its employees and agents access to the Property and a license to undertake such assessment or audit. The cost of such assessment or audit, together with interest thereon at the Default Interest Rate (as defined in the Note) from the date incurred by Mortgagee until actually paid by Mortgagor, shall be immediately paid by Mortgagor on demand and shall be secured by this Mortgage and by all of the other Loan Documents securing all or any part of the indebtedness evidenced by the. Note.

          (e) Without limiting the foregoing, Mortgagee and its authorized representatives may, during normal business hours and at its own expense, inspect the Property and Mortgagor's records related thereto for the purpose of determining compliance with Environmental Laws and the terms and conditions of this Section 1.30.

          (f) As used herein, the term "Release" shall include, without limitation, any intentional or unintentional placing, spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping, disposing, discarding or abandoning of any Hazardous Substance.

          (g) Prior to any demolition or renovation being performed at the Property, Mortgagor shall cause a comprehensive survey of asbestos-containing materials to be conducted by a reputable environmental consultant and shall follow and observe all recommendations of such consultant with respect to the handling of such materials.

          (h) Mortgagor shall not make and shall not permit any modifications to be made to that certain Agreement dated April. 29, 1992 made by and between Mobil Oil corporation ("Mobil") and The Shops Partnership, Ltd. (the "Mobil Indemnity") without Mortgagee's prior written consent, which consent Mortgagee shall not unreasonably withhold.

          (i) Mortgagor shall not sign the "Release" (as such term is defined in the Mobil Indemnity) without Mortgagee's prior written consent, which consent Mortgagee shall not unreasonably withhold.

          (j) Mortgagor covenants and agrees that it shall use commercially reasonable efforts to cause Mobil to timely submit to the Pennsylvania Department of Environmental Protection (the PADEP,") a Remedial Action Completion Report (and any amendments thereto requested by the PAEDP) and obtain the approval by the PADEP of such Remedial Action Completion Report within ninety (90) days after the date hereof (but, as long as Mortgagor is using commercially reasonable efforts to cause Mobil to take such actions, the failure to obtain such final approval by the PADEP shall not constitute an Event of Default hereunder). Mortgagor shall use commercially reasonable efforts to obtain and provide to Mortgagee a copy of the final Remedial Action Completion Report and a copy of the final approval by the PADEP of same.

     1.31. INDEMNIFICATION; SUBROGATION.

          (a) MORTGAGOR SHALL INDEMNIFY, DEFEND AND HOLD MORTGAGEE HARMLESS
AGAINST: (i) ANY AND ALL CLAIMS FOR BROKERAGE, LEASING, FINDER'S OR SIMILAR FEES WHICH MAY BE MADE RELATING TO THE PROPERTY OR THE SECURED INDEBTEDNESS, (ii) ANY AND ALL LIABILITY, OBLIGATIONS, LOSSES, DAMAGES, PENALTIES, CLAIMS, ACTIONS, SUITS, LIENS, CHARGES, ENCUMBRANCES, COSTS AND EXPENSES (INCLUDING MORTGAGEE'S ATTORNEYS' FEES, TOGETHER WITH APPELLATE COUNSEL FEES, IF ANY) OF WHATEVER KIND OR NATURE WHICH MAY BE ASSERTED AGAINST, IMPOSED ON OR INCURRED BY MORTGAGEE UNDER ANY LEASE OR OCCUPANCY AGREEMENT, FOR ANY LOSS ARISING FROM A FAILURE OR INABILITY TO COLLECT RENTS AND PROFITS OR IN CONNECTION WITH THE SECURED INDEBTEDNESS, THIS MORTGAGE, THE PROPERTY, OR ANY PART THEREOF, OR THE EXERCISE BY MORTGAGEE OF ANY RIGHTS OR REMEDIES GRANTED TO IT UNDER THIS MORTGAGE, AND ANY DEFAULT UNDER THIS MORTGAGE, (iii) ANY LIENS (WHETHER JUDGMENTS, MECHANICS', MATERIALMEN'S OR OTHERWISE), CHARGES AND ENCUMBRANCES FILED AGAINST THE PROPERTY, AND (iv) ANY CLAIMS AND DEMANDS FOR DAMAGES OR INJURY, INCLUDING CLAIMS FOR PROPERTY DAMAGE, PERSONAL INJURY OR WRONGFUL DEATH, ARISING OUT OF OR IN CONNECTION WITH ANY ACCIDENT OR FIRE OR OTHER CASUALTY ON THE REAL ESTATE OR THE IMPROVEMENTS OR ANY NUISANCE OR TRESPASS MADE OR SUFFERED THEREON, INCLUDING, IN ANY CASE, ATTORNEY'S FEES, COSTS AND EXPENSES AS AFORESAID, WHETHER AT PRETRIAL, TRIAL OR APPELLATE LEVEL FOR ANY CIVIL, CRIMINAL OR ADMINISTRATIVE PROCEEDINGS. SHOULD MORTGAGEE INCUR ANY LIABILITY UNDER THIS MORTGAGE OR ANY OF THE OTHER LOAN DOCUMENTS, THE AMOUNT THEREOF, INCLUDING, WITHOUT LIMITATION, COSTS, EXPENSES AND REASONABLE ATTORNEYS' FEES, TOGETHER WITH INTEREST THEREON AT THE DEFAULT INTEREST RATE FROM THE DATE INCURRED BY MORTGAGEE UNTIL ACTUALLY PAID BY MORTGAGOR, SHALL BE IMMEDIATELY DUE AND PAYABLE TO MORTGAGEE BY MORTGAGOR ON DEMAND AND SHALL BE SECURED HEREBY AND BY ALL OF THE OTHER LOAN DOCUMENTS SECURING ALL OR ANY PART OF THE INDEBTEDNESS EVIDENCED BY THE NOTE. HOWEVER, NOTHING HEREIN SHALL BE CONSTRUED TO OBLIGATE MORTGAGOR TO INDEMNIFY, DEFEND AND HOLD HARMLESS MORTGAGEE FROM AND - AGAINST ANY AND ALL LIABILITIES, OBLIGATIONS.

LOSES, DAMAGES, PENALTIES, CLAIMS, ACTIONS, SUITS, COSTS AND EXPENSES ENACTED AGAINST, IMPOSED ON OR INCURRED BY MORTGAGEE BY REASON OF MORTGAGEE'S WILLFUL MISCONDUCT OR GROSS NEGLIGENCE. THIS INDEMNITY SHALL SURVIVE PAYMENT IN FULL OF THE INDEBTEDNESS SECURED HEREBY.

          (b) MORTGAGEE MAY ENGAGE THE SERVICES OF ATTORNEYS IF IT IS MADE A PARTY DEFENDANT TO ANY LITIGATION (OR THREATENED ACTION OR CLAIM) OR TO ENFORCE THE TERMS OF THIS MORTGAGE OR TO PROTECT ITS RIGHTS HEREUNDER, AND IN THE EVENT OF ANY SUCH ENGAGEMENT, MORTGAGOR SHALL PAY MORTGAGEE'S ATTORNEYS' FEES (TOGETHER WITH REASONABLE APPELLATE COUNSEL FEES, IF ANY), CONSULTANTS' FEES, EXPERTS' FEES, AND EXPENSES REASONABLY. INCURRED BY MORTGAGEE, WHETHER OR NOT SUCH ACTION IS ACTUALLY COMMENCED AGAINST MORTGAGOR. ALL REFERENCES TO "ATTORNEYS" IN THIS SUBSECTION AND ELSEWHERE IN THIS MORTGAGE SHALL INCLUDE WITHOUT LIMITATION ANY ATTORNEY OR LAW FIRM ENGAGED BY MORTGAGEE AND MORTGAGEE'S INHOUSE COUNSEL, AND ALL REFERENCES TO "FEES AND EXPENSES" IN THIS SUBSECTION AND ELSEWHERE IN THIS MORTGAGE SHALL INCLUDE WITHOUT LIMITATION ANY FEES OF SUCH ATTORNEY OR LAW FIRM AND ANY ALLOCATION CHARGES AND ALLOCATION COSTS OF MORTGAGEE'S IN-HOUSE COUNSEL.

          (c) A WAIVER OF SUBROGATION SHALL BE OBTAINED BY MORTGAGOR FROM ITS INSURANCE CARRIER AND, CONSEQUENTLY, MORTGAGOR WAIVES ANY AND ALL RIGHT TO CLAIM OR RECOVER AGAINST MORTGAGEE, ITS OFFICERS, EMPLOYEES, AGENTS AND REPRESENTATIVES, FOR LOSS OF OR DAMAGE TO MORTGAGOR, THE PROPERTY, MORTGAGOR'S PROPERTY OR THE PROPERTY OF OTHERS UNDER MORTGAGOR'S CONTROL FROM ANY CAUSE INSURED AGAINST OR REQUIRED TO BE INSURED AGAINST BY THE PROVISIONS OF THIS MORTGAGE.

     1.32. Covenants with Respect to Indebtedness; Operations and Fundamental Changes of Mortgagor. Mortgagor represents, warrants and covenants as of the date hereof and until such time as the indebtedness secured hereby is paid in full, that Mortgagor:

          (a) does not own and will not own any encumbered asset other than (1) the Property, and (ii) incidental personal property necessary for the operation of the Property;

          (b) is not engaged and will not engage in any business other than the ownership, management and operation of the Property;

          (c) will not enter into any contract or agreement with any general partner, principal, member, manager or affiliate of Mortgagor or any affiliate of any such general partner, principal, manager or member of Mortgagor, except upon terms and conditions that are intrinsically fair and substantially similar to those that would be available on an arms-length basis with third parties other than an affiliate;

          (d) has not incurred and will not incur any debt, secured or unsecured, direct or contingent (including guaranteeing any obligation), other than (i) the secured indebtedness, and (ii) unsecured trade and operational debt incurred in the ordinary course of business not outstanding for more than sixty
(60) days with trade creditors and in amounts as are normal and reasonable under the circumstances, but, in no event, to exceed $315,000.00 in the aggregate; no debt whatsoever may be secured (senior, subordinate or pari passu) by the Property, except the Indebtedness;

          (e) has not made and will not make any loans or advances to any third party (including any general partner, principal, member, manager or affiliate of Mortgagor, or any guarantor);

          (f) is and will be solvent and pay its debts from its assets as the same shall become due;

          (g) has done or caused to be done and will do all things necessary to preserve its existence and corporate, limited liability company and partnership formalities (as applicable), and will not, nor will any partner, limited or general, or member or shareholder thereof, amend, modify or otherwise change its partnership certificate, partnership agreement, certificate or articles of incorporation or organization, or by- laws or operating agreement or regulations, in a manner which adversely affects Mortgagor's, or any such partner's, member's or shareholder's existence as a single-purpose, single-asset "bankruptcy remote" entity;

          (h) will conduct and operate its business as presently conducted and operated;

          (i) will maintain books and records and bank accounts separate from those of its affiliates, including its general partners, principals and members;

          (j) will be, and at all, times will hold itself out to the public as, a legal entity separate and distinct from any other entity (including any affiliate of Mortgagor, any constituent party of Mortgagor, any guarantor, or any affiliate of any constituent party or guarantor), shall correct any known misunderstanding regarding its status as a separate entity, shall conduct business in its own name, shall not identify itself or any of its affiliates as a division or part of the other, and shall maintain and utilize a separate telephone number and separate stationery, invoices and checks from any other entity;

          (k) will file its own tax returns;

          (1) will maintain adequate capital for the normal obligations reasonably foreseeable in a business of its size and character and in light of its contemplated business operations;

          (m) will not, nor will any shareholder, principal, partner, member, manager or affiliate, seek the dissolution or winding up, in whole or in part, of Mortgagor;

          (n) will not enter into any transaction of merger or consolidation, or acquire by purchase or otherwise all or substantially al of the business or assets of, or any stock or beneficial ownership of, any entity;

          (o) will not commingle the funds and other assets of Mortgagor with those of any general partner, principal, member, manager or affiliate, or any other person;

          (p) has and will maintain its assets in such a manner that it is not costly or difficult to segregate, ascertain or identify its individual assets from those of any affiliate or any other person;

          (q) has, and any general partner or managing member of Mortgagor has, at all times since its formation, observed all legal and customary formalities regarding its formation and will continue to observe all legal and customary formalities;

          (r) does not and will not hold itself out to be responsible for the debts or obligations of any other person; and -

          (s) upon the commencement of a voluntary or involuntary bankruptcy proceeding by or against Mortgagor, Mortgagor shall not seek a supplemental stay or otherwise pursuant to 11 U.S.C. 105 or any other provision of the Act, or any other debtor relief law (whether statutory, common law, case law, or otherwise) of any jurisdiction whatsoever, now or hereafter in effect, which may be or become applicable, to stay, interdict, condition, reduce or inhibit the ability of Mortgagee to enforce any rights of Mortgagee against any guarantor or indemnitor of the secured obligations or any other party liable with respect thereto by virtue of any indemnity, guaranty or otherwise.

     1.33. Litigation. Mortgagor will give prompt written notice to Mortgagee of any litigation or governmental proceedings pending or threatened (in writing) against Mortgagor which might have a Material Adverse Effect

     1.34. ERISA. (a) Mortgagor shall not engage in any transaction which would cause any obligation, or action taken or to be taken, hereunder (or the exercise by Mortgagee of any of its rights under the Note, this Mortgage or any of the other Loan Documents) to be a nonexempt (under a statutory or administrative class exemption) prohibited transaction under ERISA.

          (b) Mortgagor further covenants and agrees to deliver to Mortgagee such certifications or other evidence from time to time throughout the term -of this Mortgage, as requested by Mortgagee in its sole discretion, that (i) Mortgagor is not an "employee benefit plan" as defined in Section 3(3) of ERISA, which is subject to Title I of ERISA, or a "governmental plan" within the meaning of Section 3(3) of ERISA; (ii) Mortgagor is not subject to state statutes regulating investments and fiduciary obligations with respect to governmental plans; and (iii) one or more of the following circumstances is true:

          (x) Equity interests in Mortgagor are publicly offered securities within the meaning of 29 C.F.R. Section 2510.3-101(b)(2);

          (y) Less than 25 percent of each outstanding class of equity interests in Mortgagor are held by "benefit plan investors" within the meaning of 29 C.F.R Section 2510.3-101(1)(2); or

          (z) Mortgagor qualifies as an "operating company" or a "real estate operating company" within the meaning of 29 C.F.R Section 2510.3-101-(c) or
     (e) or an investment company registered under the Investment Company Act of 1940.

          (c) MORTGAGOR SHALL INDEMNIFY MORTGAGEE AND DEFEND AND HOLD MORTGAGEE HARMLESS FROM AND AGAINST ALL CIVIL PENALTIES, EXCISE TAXES, OR OTHER LOSS, COST DAMAGE AND EXPENSE (INCLUDING, WITHOUT LIMITATION, REASONABLE ATTORNEYS' FEES AND DISBURSEMENTS AND COSTS INCURRED IN THE INVESTIGATION, DEFENSE AND SETTLEMENT OF CLAIMS AND LOSSES INCURRED IN CORRECTING ANY PROHIBITED TRANSACTION OR IN THE SALE OF A PROHIBITED LOAN, AND IN OBTAINING ANY INDIVIDUAL PROHIBITED TRANSACTION EXEMPTION UNDER ERISA THAT MAY BE REQUIRED, IN MORTGAGEE'S SOLE DISCRETION) THAT MORTGAGEE MAY INCUR, DIRECTLY OR INDIRECTLY, AS A RESULT OF A DEFAULT UNDER THIS SECTION. THIS INDEMNITY SHALL SURVIVE ANY TERMINATION, SATISFACTION OR FORECLOSURE OF THIS MORTGAGE.

     1.35. Defeasance.

          (a) Notwithstanding anything to the contrary contained Mortgage or the other Loan Documents, at any time after the earlier of anniversary of the date that is the "startup day," within the meaning of Section 860G(a)(9) of the Internal Revenue Code of 1986, as amended from time to time or any successor statute (the "Code"), of a "real estate mortgage investment conduit," (a "REMIC") within the meaning of Section 860D of the Code, that holds the Note and this Mortgage and (ii) four (4) years after the date hereof) (such date that is the earlier of (i) and (ii), the "Defeasance Lockout Expiration Date") and provided (unless Mortgagee shall otherwise consent, in its sole discretion) no default or Event. of Default has occurred and is continuing hereunder or under any of the other Loan Documents, Mortgagor shall have the right to obtain the release of the Property (or, for a Partial Release (as defined below), the Individual Property (as defined below)) from the lien of this Mortgage and the other Loan Documents (the "Defeasance") upon the satisfaction of each of the following conditions precedent,

          i) not less than thirty (30) days prior written notice to Mortgagee specifying a regular Payment Date under the Note (the "Defeasance Election Date") on which the Defeasance Deposit (hereinafter defined) is to be made;

          ii) the remittance to Mortgagee on the related Defeasance Election Date of interest accrued and unpaid on the outstanding principal amount of the Note (or, for a Partial Release, the Adjusted Release Amount (as defined below)) to and including the Defeasance Election Date and the scheduled amortization payment due on such Defeasance Election Date, together with all other amounts then due and payable under the Note, this Mortgage and the other Loan Documents;

          iii) the irrevocable deposit with Mortgagee of an amount (the "Defeasance Deposit") of U.S. Government Securities (hereinafter defined) which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than the due date of any payment, cash in an amount sufficient, without reinvestment, in the opinion of a nationally recognized firm of independent certified public accountants expressed in a written certification thereof delivered to Mortgagee, to pay and discharge the Scheduled Defeasance Payments (hereinafter defined); the delivery on or prior to the Defeasance Election Date to Mortgagee of:

               (A) a security agreement, in form and substance satisfactory to Mortgagee, creating a first priority lien on the Defeasance Deposit (the "Defeasance Security Agreement"), which Defeasance Security Agreement shall be included within the definition of "Mortgage" for purposes of each Loan Document from and after the date of its execution;

               (B) a release of the Property (or, for a Partial Release, the Individual Property) from this Mortgage, the Assignment and any TJCC Financing Statements relating thereto (for execution by Mortgagee) in a form appropriate for cancellation of such documents in the jurisdiction in which the Property (or, fox a Partial Release, Individual Property) is located;

               (C) a certificate of an authorized representative of Mortgagor certifying that the requirements set forth in this subparagraph (a) have been satisfied;

               (D) an opinion of counsel for Mortgagor in form and substance satisfactory to Mortgagee to the effect that the Mortgagee has a perfected first priority security interest in the Defeasance Deposit;

               (E) an opinion of counsel for Mortgagee, prepared and delivered by the servicer at. Mortgagor's reasonable expense, stating that any trust formed as a REMIC in connection with any Secondary Market Transaction (as hereinafter defined) will not fail to maintain its status as a REMIC as a result of such Defeasance;

               (F) in the event of a Partial Release (as defined below), Mortgagee, at Mortgagor's expense, shall prepare all necessary additional documents to modify this Mortgage (if deemed necessary by Mortgagee or if required by the law of the state in which the Property is located) and issue two substitute notes for the Note, one executed by the Released Party (as defined below) having a principal balance equal to the defeased portion of the original Note (the "Defeased Note") and the other note executed by the other entity comprising Mortgage and. having a principal balance equal to the undefeased portion of the original Note (the

     "Undefeased Note"). The Defeased Note and the Undefeased Note shall have identical terms as the Note except for the principal balance and the splitting of the two makers of the original Note, as set forth above. The principal balance of the Defeased Note shall equal the Adjusted Release Amount (as defined below) for the Individual Property, that is the subject of the Partial Release; and

               (G) such other certificates, documents or instruments as Mortgagee may reasonably request; and

          v) the payment by Mortgagor to Mortgagee of all reasonable out-of-pocket costs and expenses (including, without limitation, reasonable attorneys' fees and disbursements) incurred or anticipated to be incurred by Mortgagee in connection with the release of the Property (or, for a Partial Release, the Individual Property) from the lien of this Mortgage and the other Loan Documents pursuant to this Section 1.35 including, without limitation, Mortgagee's determination of whether Mortgagor has satisfied all of the related conditions and requirements set forth in this Section 1.35.

          (b) Upon compliance with the requirements of subparagraph (a) above, the Property (or, for a Partial Release, the Individual Property) shall be released from the lien of this Mortgage, the Assignment and any UCC Financing Statements related thereto, the obligations hereunder and under the other Loan Documents with respect to the Property (or, for a Partial Release, the Individual Property) shall no longer be applicable and the Defeasance Deposit shall be the sole source of collateral securing the Note (or, for a Partial Release, the Defeased Note), Mortgagee shall apply the Defeasance Deposit and tie payments received therefrom to the payment of all scheduled principal and interest payments (the "Scheduled Defeasance Payments") due on all successive Payment Dates under the Note (or, for a Partial Release, the Defeased Note) after the Defeasance Election Date and the payment due on the final maturity date of the Note (or, for a partial release, the Defeased Note). Mortgagor (or for a partial release, the Released Parry), pursuant too the Defeasance Security Agreement or other appropriate document, shall direct that the payments received from the Defeasance Deposit shall be made directly to Mortgagee and applied to satisfy the obligations of Mortgagor (or, for a Partial Release, the Released Party) under the Note (or, for a Partial Release, the Defeased Note). In connection with such release, if Mortgagor shall continue to own any assets other than the Defeasance Deposit, and in all events in the case of a Partial Release, Mortgagor (or, for a Partial Release, the Released Party) shall establish or designate a single-purpose, bankruptcy-remote successor entity acceptable to Mortgagee (the "Successor Trustor"), with respect to which a nonconsolidation opinion satisfactory in form and substance to Mortgagee has been delivered to Mortgagee (if such a nonconsolidation opinion was required of Mortgagor in connection with the origination of the indebtedness secured hereby) in which case Mortgagor (or, for a Partial Release, the Released Party) shall transfer and assign to the Successor Trustor all obligations, rights and duties under the Note (or, for a Partial Release, the Defeased Note) and the Defeasance Security Agreement, together with the pledged Defeasance Deposit. The Successor Trustor shall assume the obligations of Mortgagor (or, for a Partial Release, the Released Party) under the Note (or, for a Partial Release, the Defeased
Note) and the. Defeasance Security Agreement, and Mortgagor (or, fat a Partial Release, the Released Party) shall be relieved of its obligations hereunder and thereunder. Mortgagor (or, for a Partial Release, the Released Party) shall pay One Thousand and No/100 Dollars ($1,000.00) to the Successor Trustor as consideration for assuming such Mortgagor obligations.

          (c) As used herein, the term "U.S. Government Securities" shall mean securities that are direct obligations of the United States of America for the full and timely payment of which its full faith and credit is pledged.

          (d) On and after the Defeasance Lockout Expiration Date, Mortgagor may obtain the release of either (but not both) the 8400 Germantown parcel or the 8625 Germantown parcel (each, an "Individual Property") from the lien of this Mortgage and the other Loan Documents and the release of either (but not both) Thor Chestnut Hill, LP's or Thor Chestnut Hill II, LP's obligations (whichever is the owner of the released parcel, the "Released Party") under the Loan Documents (other than those expressly stated to survive) (collectively, a "Partial Release") upon the satisfaction of each of the following conditions:

               (i) No Event of Default shall have occurred and be continuing;

               (ii) Mortgagor shall submit, or cause to be submitted, to Mortgagee, not less than twenty (20) days prior to the date requested for such release, a release of lien (and related Loan Documents) for such Individual Property for execution by Mortgagee. Such release shall be in a form appropriate in each jurisdiction in which the Individual Property is located and that contains standard provisions, if any, protecting the rights of the releasing lender. In addition, Mortgagor shall provide all other documentation Mortgagee reasonably requires to be delivered by Mortgagor in connection with such release, together with an Officer's Certificate (as defined below) certifying that such documentation (i) is in compliance with all Legal Requirements (as defined below), (ii) will effect such release in accordance with the terms of this Mortgage. and (iii) will not impair or otherwise adversely affect the liens, security interests and other rights of Lender under the Loan Documents not being released (as to the party to the Loan Documents and Property subject to the Loan Documents not being released);

               (iii) After giving effect to such release, the Debt Service Coverage Ratio (as defined in the Cash Management Agreement) for the Individual Property that will remain subject to the lien of this Mortgage shall be equal to or greater than 1.60 to 1.0, such calculation to be based on pro-forma Gross Income from Operations (as defined in the Cash Management Agreement) on an annualized basis and Underwritten. Operating Expenses (as defined in the Cash Management Agreement) for the twelve (12) full calendar months immediately preceding the release of the Individual Property (for purposes of this calculation, pro-form Gross Income from Operations shall be based on the then-current rent roll for the Property and, in addition to the normal limitations contained within Gross Income from Operations, shall only include income from tenants that are in place and will remain in place and paying rent during the entire succeeding twelve
          (12) month period and Underwritten Operating Expenses shall be the Underwritten Operating Expenses for the prior twelve full calendar months but reduced to reflect cost reductions after release of the Individual Property, all of the foregoing in this parenthetical as reasonably underwritten and determined by Mortgagee);

               (iv) The Individual Property to be released shall be conveyed to a person other than Mortgagor or any of its affiliates;

               (v) On or before the date that is twenty (20) days prior to the requested release date, Mortgagor shall provide Mortgagee with all information reasonably required to calculate the Debt Service Coverage Ratio; and

               (vi) The Loan shall be defeased in accordance with the provisions above in the amount of the Adjusted Release Amount (as defined below) and Mortgagor shall pay to Mortgagee all other sutras due and payable under this Mortgage in connection with such Defeasance.

               (vii) As used herein, the following terms shall have the following meanings-,

               "Officer's Certificate" shall mean a certificate delivered to Mortgagee by Mortgagor which is signed by an authorized senior officer of the general partner or managing member of each entity comprising Mortgagor, as applicable.

               "Legal Requirements" shall mean shall mean, with respect to each Individual Property, all federal, state, county, municipal and other governmental statutes, laws, rules, orders, regulations, ordinances, judgments, decrees and injunctions of governmental authorities affecting such Individual Property or any part thereof, or the construction, use, alteration or operation thereof, or any part thereof, whether now or hereafter enacted and in force, and all permits, licenses and authorizations and regulations relating thereto, and all covenants, agreements, restrictions and encumbrances contained in any instruments, either of record or known to Mortgagor, at any time in. force affecting such Individual Property or any part thereof, incl-Ming, without limitation, any which may (a) require repairs, modifications or alterations in or to such Individual Property or any part thereof, or (b) in any way limit the use and enjoyment thereof.

               "Adjusted Release Amount" shall mean (i) for 8400 Germantown, $8,062,500.00 and (ii) for 8625 Germantown, $5,062,500.00.

                         [NO FURTHER TEXT ON THIS PAGE]

                                   ARTICLE II

                                EVENTS OF DEFAULT

     2.1. Events of Default. The occurrence of any of the following events shall be a default hereunder (each, an "Event of Default"):

          (a) Mortgagor fails to make any payment under the Note when due, subject to any grace period set forth therein.

          (b) Mortgagor fails to punctually perform any covenant, agreement, obligation, term or condition hereof which requires payment of any money to Mortgagee (except those regarding payments to be made under the Note, which failure is subject to any grace periods set forth in the Note).

          (c) Mortgagor fails to provide insurance as required by Section 1.4 hereof or fails to perform any covenant, agreement obligation, term or condition set forth in Section 1.16 or Section 1.30 hereof.

          (d) Mortgagor fails to perform any other covenant, agreement, obligation, term or condition set forth herein other than those otherwise described in this Section 2.1 and, to the extent such failure or default is susceptible of being cured, the continuance of such failure or default for thirty (30) days after written notice thereof from Mortgagee to Mortgagor; provided, however that if such default is susceptible of cure but such cure cannot be accomplished with reasonable diligence within said period of time, and if Mortgagor commences to cure such default promptly after receipt of notice thereof from Mortgagee, and thereafter prosecutes the curing of such default with reasonable diligence, such period of time shall be extended for such period of time as may be necessary to cure such default with reasonable diligence, but not to exceed an additional ninety (90) days.

          (e) Any representation or warranty made herein, in or in connection with any application or commitment relating to the loan evidenced by the Note, or in any of the other Loan Documents to Mortgagee by Mortgagor, by any principal, managing member or general partner in Mortgagor or by any indemnitor or guarantor under any indemnity or guaranty executed in connection with the loan secured hereby is determined by Mortgagee to have been false or misleading in any material respect at the time made.

          (f) There shall be a sale, conveyance, disposition, alienation, hypothecation, leasing, assignment, pledge, mortgage, granting of a security interest in or other transfer or further encumbrancing of the Property, Mortgagor or its owners, or any portion thereof or any interest therein, in violation of Section 1.13 hereof.

          (g) A default occurs under any of the other Loan Documents which has not been cured within any applicable grace or cure period therein provided,

          (h) Mortgagor, any principal, general partner or managing member (as applicable) in Mortgagor or any indemnitor or guarantor under any indenuity or guaranty executed in connection with the loan secured hereby becomes insolvent, or shall make a transfer in fraud of creditors, or shall make an assignment for the benefit of creditors, shall file a petition in bankruptcy, shall voluntarily be adjudicated insolvent or bankrupt or shall admit in writing the inability to pay debts as they mature, shall petition or apply to any tribunal for or shall consent to or shall not contest the appointment of a receiver, trustee, custodian or similar officer for Mortgagor, for any such principal, general partner or managing member (as applicable) of Mortgagor or Br any such indemnitor or guarantor or for a substantial part of the assets of Mortgagor, of any such principal or general partner or managing member of Mortgagor or of any such indemnitor or guarantor, or shall commence any case, proceeding or other action under any bankruptcy, reorganization, arrangement, readjustment or debt, dissolution or liquidation law or statute of any jurisdiction, whether now or hereafter in effect.

          (f) A petition ("Petition") is filed or any ease, proceeding or other action is commenced against Mortgagor, against any principal, general partner or managing member of Mortgagor or against any indemnitor or guarantor under any indemnity or guaranty executed in connection with the loan secured hereby seeking to have an order for relief entered against it as debtor or seeking reorganization, arrangement, adjustment, liquidation, dissolution or composition of it or its debts or other relief under any law relating to bankruptcy, insolvency, arrangement, reorganization, receivership or other debtor relief under any law or statute of any jurisdiction, whether now or hereafter in effect, or a court of competent jurisdiction enters an order for relief against Mortgagor, against any principal or general partner or managing member of Mortgagor or against any indemnitor or guarantor under any indemnity or guaranty executed in connection with the loan secured hereby, as debtor, or an order, judgment or decree is entered appointing, with or without the consent of Mortgagor, of any such principal or general partner or managing member of Mortgagor or of any such indemnitor or guarantor, a receiver, trustee, custodian or similar officer for Mortgagor, for any such principal or general partner or managing member of Mortgagor or for any such indemnitor or guarantor, or for any substantial part of any of the properties of Mortgagor, of any such principal, general partner or managing member of Mortgagor or of any such indemnitor or guarantor, and if any such event shall occur, such petition, case, proceeding, action, order, judgment or decree shall not be dismissed within sixty (60) days after being commenced.

          (j) Mortgagor solicits or aids the solicitation of the filing of any Petition against Mortgagor including, without limitation: (i) providing information regarding the identity of creditors or the nature of creditors' claims to any third party unless compelled to do so by order of a court of competent jurisdiction or by regulation promulgated by a governmental agency; or
(ii) paying the legal fees or expenses of any creditor of or interest holder in Mortgagor with respect to any matter whatsoever.

          (k) The Property or any part thereof shall be taken on execution or other process of law in any action against Mortgagor.

          (l) Mortgagor abandons all or a portion of the Property.

          (m) The holder of any lien or security interest on the Property (without implying the consent of Mortgagee to the existence or creation of any such lien or security interest), whether superior or subordinate to this Mortgage or any of the other Loan Documents, declares a default and such default is not cured within any applicable grace or cure period set forth in the applicable document or such holder institutes foreclosure or other proceedings for the enforcement of its remedies thereunder.

          (n) The Property, or any part thereof, is subjected to actual or threatened waste or to removal, demolition or material alteration so that the value of the Property is materially diminished thereby and Mortgagee determines (in its subjective determination) that it is not adequately protected from any loss, damage or risk associated therewith.

          (o) Any dissolution, termination, partial or complete liquidation, merger or consolidation of Mortgagor, any of its principals, members, or general partners.

                                   ARTICLE III
                                    REMEDIES

     3.1. Remedies Available. If there shall occur a default under this Mortgage, and such default has not been cured within any applicable grace or cure period, then this Mortgage is subject to foreclosure as provided by law and Mortgagee may, at its option and by or through a trustee, nominee, assignee or otherwise, to the fullest extent permitted by law, exercise any or all of the following rights, remedies and recourses, either successively or concurrently.

          (a) Acceleration Accelerate the maturity date of the Note and declare any or all of the indebtedness secured hereby to be immediately due and payable without any presentment, demand, protest, notice or action of any kind whatever (each of which is hereby expressly waived. by Mortgagor), whereupon the same shall become immediately due and payable. Upon any such acceleration, payment of such accelerated amount shall constitute a prepayment of the principal balance of the Note and any applicable prepayment fee provided for in the Note shall then be immediately due and payable.

          (b) Entry an the Property. Without in any way curing or waiving any default of Mortgagor, either in person, by agent or by court appointed receiver, with or without bringing any action or proceeding, or by a receiver appointed by a court and without regard to the adequacy of its security, enter upon and take possession of the Property, or any part thereof, in its own name, without force or with such force as is permitted by law and without notice or process or with such notice or process as is required by law unless such notice and process is waivable, in which case Mortgagor hereby waives such notice and process, and do any and all acts and perform any and all work which may be desirable or necessary in Mortgagee's judgment to complete any unfinished construction on the Real Estate, to preserve and/or enhance the value, marketability or rentability of the Property, to increase the income therefrom, to manage and operate the Property or to protect the security hereof and all sums expended by Mortgagee therefor, together with interest thereon at the Default Interest Rate (as defined in the Note), shall be immediately due and payable to Mortgagee by Mortgagor on demand and shall be secured hereby and by all of the other Loan Documents securing all or any part of the indebtedness evidenced by the Note.

          (c) Collect Rents and Profits. With or without taking possession of the Property, sue for or otherwise collect the Rents and Profits, including those past due and unpaid, and apply the same, less costs and expenses of operation and collection, including reasonable attorney's fees, upon any indebtedness secured hereby, all in such order as Mortgagee in its discretion may determine.

          (d) Appointment of Receiver. Upon, or at any time prior or after, initiating the exercise of any power of sale, instituting any judicial foreclosure or instituting any other foreclosure of the liens and security interests provided for herein or any other legal proceedings hereunder, make application, ex parte, to a court of competent jurisdiction for appointment of a receiver for all or any part of the Property, as a matter of strict right and without notice to Mortgagor and without regard to the adequacy of the Property for the repayment of the indebtedness secured hereby or the solvency of Mortgagor or any person or persons liable for the payment of the indebtedness secured hereby, and Mortgagor does hereby irrevocably consent to such appointment, waives any and all notices of and defenses to such appointment and agrees not to oppose any application therefor by Mortgagee, but nothing herein is to be construed to deprive Mortgagee of any other right, remedy or privilege Mortgagee may now have under the law to have a receiver appointed, provided, however, that the appointment of such receiver, trustee or other appointee by virtue of any court order, statute or regulation shall not impair or in any manner prejudice the rights of Mortgagee to receive payment of the Rents and Profits pursuant to other terms and provisions of this Mortgage or the Assignment. Any such receiver shall have all of the usual powers and duties of receivers in similar cases, including, without limitation, the full power to hold, develop, rent, lease, manage, maintains operate and otherwise use or permit the use of the Property upon such terms and conditions as said receiver may deem to be prudent and reasonable under the circumstances as more fully set forth in Section 3.3 below. Such receivership shall, at the option of Mortgagee, continue until full payment of all of the indebtedness secured hereby or until title to the Property shall have passed by foreclosure sale under this Mortgage or deed in Lien of foreclosure.

          (e) Foreclosure. Immediately commence an action to foreclose this Mortgage or to specifically enforce its provisions or any of the indebtedness secured hereby pursuant to the statutes in such case made and provided and sell the Property or cause. the Property to be sold in accordance with the requirements and procedures provided by said statutes in a single parcel or in several parcels at the option of Mortgagee. In the event foreclosure proceedings are filed by Mortgagee, all expenses incident to such proceedings, including, but not limited to, attorneys fees and costs, shall be paid by Mortgagor and secured by this Mortgage and by all of the other Loan Documents securing all or any part of the indebtedness evidenced by the Note, The secured indebtedness and all other obligations secured by this Mortgage, including, without limitation, interest at the Default Interest Rate, any prepayment charge, fee or premium required to be paid under the Note in order to prepay principal (to the extent permitted by applicable law), reasonable attorneys fees and any other amounts due and unpaid to Mortgagee under the Loan Documents, may be bid by Mortgagee in the event of a foreclosure sale hereunder. In the event of a judicial sale pursuant to a foreclosure decree, it is understood and agreed that Mortgagee or its assigns may become the purchaser of the Property or any part thereof

          (a) Confession of Judgment. FOR THE PURPOSE OF PROCURING POSSESSION OF THE PROPERTY IN THE EVENT OF ANY DEFAULT HEREUNDER OR UNDER THE NOTE, MORTGAGOR HEREBY AUTHORIZES AND EMPOWERS ANY ATTORNEY OF ANY COURT OF RECORD IN THE COMMONWEALTH OF

PENNSYLVANIA OR ELSEWHERE, AS ATTORNEY FOR MORTGAGOR AND ALL PERSONS CLAIMING UNDER OR THROUGH MORTGAGOR, AND TO APPEAR FOR AND CONFESS JUDGMENT AGAINST MORTGAGOR, AGAINST ALL PERSONS CLAIMING UNDER OR THROUGH MORTGAGOR, FOR THE RECOVERY BY MORTGAGEE OF POSSESSION OF THE PROPERTY, WITHOUT ANY STAY OF EXECUTION, FOR WHICH THIS MORTGAGE, OR A COPY THEREOF VERIFIED BY AFFIDAVIT, SHALL BE A SUFFICIENT WARRANT; AND THEREUPON A WRIT OF POSSESSION MAY BE ISSUED FORTHWITH, WITHOUT ANY PRIOR WRIT OR PROCEEDING WHATSOEVER MORTGAGOR HEREBY RELEASES MORTGAGEE FROM ALL PROCEDURAL ERRORS AND DEFECTS WHATSOEVER IN ENTERING SUCH ACTION AND JUDGMENT AND IN CAUSING SUCH WRIT OR WRITS TO BE ISSUED, AND HEREBY AGREES THAT NO WRIT OF PROCEDURAL ERROR OR APPEAL SHALL BE FILED OR MADE WITH RESPECT THERETO. IF FOR ANY REASON AFTER SUCH ACTION HAS BEEN COMMENCED THE SAME SHALL BE DISCONTINUED OR POSSESSION OF THE PROPERTY SHALL REMAIN IN OR BE RESTORED TO MORTGAGOR, MORTGAGEE SHALL HAVE THE RIGHT FOR THE SAME DEFAULT OR ANY SUBSEQUENT DEFAULT TO BRING ONE OR MORE FURTHER ACTIONS- AS ABOVE PROVIDED TO RECOVER POSSESSION OF THE PROPERTY. MORTGAGEE MAY BRING SUCH ACTION IN EJECTMENT BEFORE OR AFTER THE INSTITUTION OF FORECLOSURE PROCEEDINGS UPON THIS MORTGAGE, OR AFTER JUDGMENT HEREON OR ON THE NOTE, OR AFTER A SALE OF THE PROPERTY BY THE SHERIFF.

     MORTGAGOR CONFIRMS TO MORTGAGEE THAT (I) MORTGAGOR IS A BUSINESS ENTITY AND THAT ITS PRINCIPALS ARE KNOWLEDGEABLE IN BUSINESS MATTERS; (II) THE TERMS OF THIS MORTGAGE, INCLUDING THE FOREGOING WARRANT OF ATTORNEY TO CONFESS JUDGMENT, HAVE BEEN NEGOTIATED AND AGREED UPON IN A COMMERCIAL CONTEXT; AND (III) IT HAS FULLY REVIEWED THE AFORESAID WARRANT OF ATTORNEY TO CONFESS JUDGMENT WITH ITS OWN COUNSEL AND IS KNOWINGLY AND VOLUNTARILY WAIVING CERTAIN RIGHTS IT WOULD OTHERWISE POSSESS, INCLUDING, BUT NOT LIMITED TO, THE RIGHT TO ANY NOTICE OR A HEARING PRIOR TO THE ENTRY OF JUDGMENT BY MORTGAGEE PURSUANT TO THE AFORESAID WARRANT OF ATTOY.

          Initials: /s/ XXX
                    -----------------

          (f) Other. Exercise any other right or remedy available hereunder, under any of the other Loan Documents or at law or in equity.

     3.2. Application of Proceeds. To the fullest extent permitted by law, the proceeds of any sale under this Mortgage shall be applied to the extent funds are so available to the following items in such order as Mortgagee in its discretion may determine:

          (a) To payment of the costs, expenses and fees of taking possession of the Property, and of holding, operating, maintaining, using, leasing, repairing, improving, marketing and selling the same and of otherwise enforcing Mortgagee's right and remedies hereunder and and the other Loan Documents, including, but not limited to, receivers fees, court costs, attorneys, accountants, appraisers, auctioneers, managers and other professional fees, title charges and transfer taxes.

          (b) To payment of all sums expended by Mortgagee under the terms of any of the Loan Documents and not yet repaid, together with interest on such sums at the Default Interest Rate (as defined in the Note).

          (c) To payment of the secured indebtedness and all other obligations secured by this Mortgage, including, without limitation, interest at the Default Interest Rate (as defined in the Note) and, to the extent permitted by applicable law, any prepayment fee, charge or premium required to be paid under the Note in order to prepay principal, in any order that Mortgagee chooses in its sole discretion.

          (d) The remainder, if any, of such funds shall be disbursed to Mortgagor or to the person or persons legally entitled thereto.

     3.3. Right and Authority of Receiver or Mortgagee in the Event of Default:
Power, of Attorney. Upon the occurrence of a default hereunder, which default is not cured within any applicable grace or cure period, and entry upon the Property pursuant to Section 3.1(b) hereof or appointment of a receiver pursuant to Section 3.1(d) hereof, and under such terms and conditions as may be prudent and reasonable under the circumstances in Mortgagee's or the receiver's sole discretion, all at Mortgagor's expense, Mortgagee or said receiver, or such other persons or entities as they shall hire, direct or engage, as the case may be, may do or permit one or more of the following, successively or concurrently:
(a) enter upon and take possession and control of any and all of the Property;
(b) take and maintain possession of all documents, books, records, papers and accounts relating to the Property; (c) exclude Mortgagor and its agents, servants and employees wholly from the Property; (d) manage and operate the Property; (e) preserve and maintain the Property; (f) make repairs and alterations to the Property; (g) complete any construction or repair of the Improvements, with such changes, additions or modifications of the plans and specifications or intended disposition and use of the Improvements as Mortgagee may in its sole discretion deem appropriate or desirable to place the Property in such condition as will, in Mortgagee's sole discretion, make it or any part thereof readily marketable or rentable; (h) conduct a marketing or leasing program with respect to the Property, or employ a marketing or leasing agent or agents to do so, directed to the leasing or sale of the Property under such terms and conditions as Mortgagee may in its sole discretion deem appropriate or desirable; (i) employ such contractors, subcontractors, materialmen, architects, engineers, consultants, managers, brokers, marketing agents, or other employees, agents, independent contractors or professionals, as Mortgagee may in its sole discretion deem appropriate or desirable to implement and effectuate the rights and powers herein granted; (j) execute and deliver, in the name of Mortgagee as attorney- in- fact and agent of Mortgagor or in its own name as Mortgagee, such documents and instruments as are necessary or appropriate to consummate authorized transactions; (k) enter into such leases, whether of real or personal property, or tenancy agreements, under such terms and conditions as Mortgagee may in its sole discretion deem appropriate or desirable; (l) collect and receive the Rents and Profits from the Property; (m) eject tenants or repossess personal property, as provided by law, for breaches of the conditions of their leases or other agreements; (n) sue for unpaid Rents and Profits, payments, income or proceeds in the name of Mortgagor or Mortgagee; (o) maintain actions in forcible entry and detainer, ejectment for possession and actions in distress for rent; (p) compromise or give acquittance for Rents and Profits, payments, income or proceeds that may become due; (q) delegate or assign any and all rights and powers given to Mortgagee by this Mortgage; and (r) do any acts which Mortgagee in its sole discretion deems appropriate or desirable to protect the security hereof and use such measures, legal or equitable, as Mortgagee may in its sole discretion deem appropriate or desirable to implement and effectuate the provisions of this Mortgage. This Mortgage shall constitute a direction to and full authority to any lessee, or other third party who has heretofore dealt or contracted or may hereafter deal or contract with Mortgagor or Mortgagee, at the request of Mortgagee, to pay all amounts owing under any lease, contract, concession, license or other agreement to Mortgagee without proof of the default relied upon. Any such lessee or third party is hereby irrevocably authorized to rely upon and comply with (and shall be fully protected by Mortgagor in so doing) any request, notice or demand by Mortgagee for the payment to Mortgagee of any Rents and Profits or other sums which may be or thereafter become due under its lease, contract, concession, license or other agreement, or for the performance of any undertakings under any such lease, contract, concession, license or other agreement, and shall have no right or duty to inquire whether any default under this Mortgage or under any of the other Loan Documents has actually occurred or is then existing. Mortgagor hereby constitutes and appoints Mortgagee, its assignees, successors, transferees and nominees, as Mortgagor's true and lawful attorney-in fact and agent, with full power of substitution in the Property, in Mortgagor's name, place and stead, to do or permit any one or more of the foregoing described rights, remedies, powers and authorities, successively or concurrently, and said power of attorney shall be deemed a power coupled with an interest and irrevocable so long as any indebtedness secured hereby is outstanding. Any money advanced by Mortgagee in connection with any action taken under this Section 3_3, together with interest thereon at the Default Interest Rate (as defined in the Note) from the date of making such advancement by Mortgagee until actually paid by Mortgagor, shall be a demand obligation owing by Mortgagor to Mortgagee and shall be secured by this Mortgage and by every other instrument securing the secured indebtedness.

     3.4. Occupancy After Foreclosure. In the event there is a sale or sales pursuant to Section 3.1 hereof and at the time of such sale or sales, Mortgagor or Mortgagor's representatives, successors or assigns, or any other persons claiming any interest in the Property by, through or under Mortgagor (except tenants of space in the Improvements subject to leases entered into prior to the date hereof), are occupying or using the Property, or any part thereof, then, to the extent not prohibited by applicable law, each and all shall, at the option of Mortgagee or the purchaser at such sale, as the case may be, immediately become the tenant of the purchaser at such sale, which tenancy shall be a tenancy from day-to-day, terminable at the will of either landlord or tenant, at a reasonable rental per day based upon the value of the Property occupied or used, such rental to be due daily to the purchaser. Further, to the extent permitted by applicable law, in the event the tenant fails to surrender possession of the Property upon the termination of such tenancy, the purchaser shall be entitled to institute and maintain an action for unlawful detainer of the Property in the appropriate court of the county in which the Real Estate is located.

     3.5. Notice to Account Debtors. Mortgagee may, at any time after a default hereunder, which default is not cured within any applicable grace or cure period, notify the account debtors and obligors of any accounts, chattel paper, negotiable instruments or other evidences of indebtedness to Mortgagor included in the Property to pay Mortgagee directly. Mortgagor shall at any time or from time to time upon the request of Mortgagee provide to Mortgagee a current list of all such account debtors and obligors and their addresses.

     3.6. Cumulative Remedies. All remedies contained in this Mortgage are cumulative and Mortgagee shall also have all other remedies provided at law and in equity or in any other Loan Documents. Such remedies may be pursued separately, successively or concurrently at the sole subjective direction of Mortgagee and may be exercised in any order and as often as occasion therefor shall arise. No act of Mortgagee shall be construed as an election to proceed under any particular provisions of this Mortgage to the exclusion of any other provision of this Mortgage or as an election of remedies to the exclusion of any other remedy which may then or thereafter be available to Mortgagee. No delay or failure by Mortgagee to exercise any right or remedy under this Mortgage shall be construed to be a waiver of that right or remedy or of any default hereunder. Mortgagee may exercise any one or more of its rights and remedies at its option without regard to the adequacy of its security.

     3.7. Payment of Expenses. Mortgagor shall pay on demand all of Mortgagee's expenses reasonably incurred in any efforts to enforce any terms of this Mortgage, whether or not any lawsuit is filed and whether or not foreclosure is commenced but not completed, including, but not limited to, reasonable legal fees and disbursements, foreclosure costs and title charges, together with interest thereon from and after the date incurred by Mortgagee until actually paid by Mortgagor at the Default Interest Rate (as defined in, the Note), and the same shall be secured by this Mortgage and by all of the other Loan Documents securing all or any part of the indebtedness evidenced by the Note.

                                   ARTICLE IV

                       MISCELLANEOUS TERMS AND CONDITIONS

     4.1. Time of Essence. Time is of the essence with respect to all provisions of this Mortgage.

     4.2. Release of Mortgage. This instrument is granted upon express condition that if Mortgagor punctually pays and performs all of the obligations under and in accordance with thee terms of the Loan Documents and the terms hereof, then this Mortgage and the estate granted hereby shall cease and become void, except for those provisions hereof which by their terms survive, and the Property shall become wholly clear of the liens, security interests, conveyances and assignments evidenced hereby, which shall be released by Mortgagee in due form at. Mortgagor's cost. No release of this Mortgage or the lien hereof shall be valid unless executed

     4.3. Action by Mortgagee. Without affecting Mortgagor's liability for the payment of any of the indebtedness secured hereby, Mortgagee may from time to time and without notice to Mortgagor: (a) release any person liable for the payment of the indebtedness secured hereby; (b) extend or modify the terms of payment of the indebtedness secured hereby; (c) accept additional real or personal property of any kind as security or alter, substitute or release any property securing the indebtedness secured hereby; (d) recover any part of the Property; (e) consent in writing to the making of any subdivision map or plat thereof; (f) join in granting any easement therein; bb(g) join in any extension agreement of this Mortgage or any agreement subordinating the lien hereof.

     4.4. Notices. Any notice, report, demand or other instrument authorized or required to be given or furnished hereunder or as required by law ("Notices") shall be in writing and shall be given as follows: (a) by band delivery; (b) by deposit in the United States mail as first class certified mail, return receipt requested, postage paid; (c) by overnight nationwide commercial courier service; or (d) by telecopy transmission (other than for notices of default) with a confirmation copy to be delivered by duplicate notice in accordance with any of clauses (a)-(c) above, in each case, addressed to the party intended to receive the same at the following address(es):

          Mortgagee:        Column Financial, Inc.
                            Eleven Madison Avenue
                            9th Floor
                            New York, New York 10010-3629
                            Attention: Edmund Taylor
                            Telecopier: (212) 325-8106
                            Re: Thor / Chestnut, Philadelphia, Pennsylvania
                                Loan Amount: $10,500,000
                                Column Loan Number: 271089

          with copies to:   Credit Suisse First Boston Mortgage Capital LLC
                            Legal & Compliance Department One Madison
                            Avenue New York, New York 10010
                            Attention: Pamela L. McCormack, Esq.
                                       Vice President and Counsel
                            Telecopier: (917) 326-7805
                            Re: Thor I Chestnut, Philadelphia, Pennsylvania
                                Loan Amount: $10,500,000
                                Column Loan Number: 271089

          Servicer:         KeyCorp Real Estate Capital Markets, Inc.
                            dlb/a Key Commercial Mortgage
                            911 Main Street, Suite 1500 Kansas
                            City, Missouri 64105
                            Attention: Diane Haislip
                            Telecopier: 216-357-6543
                            or any successor servicer of the Loan.
                            Re: Thor / Chestnut, Philadelphia, Pennsylvania
                                Loan Amount: 510,500,000
                                Column Loan Number: 271089

          Mortgagor:        Thor Chestnut Hill, L.P.

                            Thor Chestnut Hill II, L.P.
                            c/o Thor Equities, LLC
                            139 Fifth Avenue
                            New York, New York 10010
                            Attention: Joseph J. Sitt and Kurt Reich
                            Telecopier: (212) 460-9200 and (212) 460-9630

                            with a copy to:

                            Morris Missry, Esq.
                            Wachtel & Masyr, LLP
                            110 E. 59th Street
                            New York, New York 10022
                            Telecopier: (212) 371-0320

     Any party may change the address to which any such Notice is to be delivered to any other address within the United States of America, by furnishing ten (10) days written notice of such change to the other parties in accordance with the provisions of this Section 4.4. All notices, demands and requests shall be effective upon personal delivery, or one (1) business day after being deposited with the private courier service, or two (2) business days after being deposited in the United States mail as required above. The inability to deliver Notices because of a changed address of which no Notice was given, or rejection or refusal to accept any Notice offered for delivery shall be deemed to be receipt of the Notice as of the date of such inability to deliver or rejection or refusal to accept delivery, Notice for either party may be given by its respective counsel. Additionally, notice from Mortgagee may also be given by the Servicer.

     4.5. Successors and Assigns. The terms, provisions, indemnities, covenants and conditions hereof shall be binding upon Mortgagor and the successors and assigns of Mortgagor, including all successors in interest in and to all or any part of the Property, and shall inure to the benefit of Mortgagee, and its successors and assigns and shall constitute covenants running with the land. If Mortgagor consists of more than one person or entity, each will be jointly and severally liable to perform the obligations of Mortgagor.

     4.6. Severability, A determination that any provision of this Mortgage is unenforceable or invalid shall not affect the enforceability or validity of any other provision.

     4.7. Gender. Within this Mortgage, words of any gender shall be, held and construed to include any other gender, and words in the singular shall be held and construed to include the plural, and vice versa, unless the context otherwise requires.

     4.8. Waiver, Discontinuance of Proceedings. Mortgagee may waive any single default by Mortgagor hereunder without waiving any other prior or subsequent default, and may remedy any default by Mortgagor hereunder without waiving the default remedied. Neither the failure or delay by Mortgagee in exercising, any right, power or remedy upon any default by Mortgagor hereunder shall be construed as a waiver of such default or as a waiver of the right to exercise any such right, power or remedy at a later date. No single or partial exercise by Mortgagee of any right, power or remedy hereunder shall exhaust the same or shall preclude any other or

Further exercise thereof, and every such right, power or remedy hereunder may be exercised at any time and from time to time. No modification or waiver of any provision hereof nor consent to any departure by Mortgagor therefrom shall in any event be effective unless the same shall be in writing and signed by Mortgagee, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose given. No notice to nor demand on Mortgagor in any case shall of itself entitle Mortgagor to any other or further notice or demand in similar or other circumstances. Acceptance by Mortgagee of any payment in an amount less than the amount. then due on any of the secured indebtedness shall be deemed an acceptance on account only and shall not in any way affect the existence of a default hereunder.

     4.9. Section Headings. The headings of the sections and paragraphs of this Mortgage are for convenience of reference only, are not to be considered a part hereof and shall not limit or otherwise affect any of the terms hereof.

     4.10. GOVERNING LAW, THIS MORTGAGE WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF PENNSYLVANIA, PROVIDED HOWEVER THAT TO THE EXTENT THAT ANY OF SUCH LAWS MAY NOW OR HEREAFTER BE PREEMPTED BY FEDERAL LAW, IN WHICH CASE SUCH FEDERAL LAW SHALL SO GOVERN AND BE CONTROLLING.

     4.11. Counting of Days. The term "days" when used herein shall mean calendar days. If any time period ends on a Saturday, Sunday or holiday officially recognized by the state within which the Real Estate is located, the period shall be deemed to end on the next succeeding business day. The terra "Business Day" or "Business Day" when used herein shall mean a weekday, Monday through Friday, except a legal holiday or a day on which banking institutions in New York, New York are authorized by law to be closed.

     4.12. Application of the Proceeds of the Note. To the extent that proceeds of the Note are used to pay indebtedness secured by any outstanding lien, security interest, charged or prior encumbrance against the Property, such proceeds have been advanced by Mortgagee at Mortgagor's request and Mortgagee shall be subrogated to any and all rights, security interests and liens owned by any owner or holder of such outstanding liens, security interests, charges or encumbrances, irrespective of whether said liens, security interests, charges or encumbrances are released.

     4.13. Unsecured Portion of Indebtedness. If any part of the secured indebtedness cannot be lawfully secured by this Mortgage or if any part of the Property cannot be lawfully subject to the lien and security interest hereof to the full extent of such indebtedness, then all payments made shall be applied on said indebtedness first in discharge of that portion thereof which is unsecured by this Mortgage.

     4.14. Cross Default. A default hereunder which has not been cured within any applicable grace or cure period shall be a default under each of the other Loan Documents.

     4.15. Interest After Sale. In the event the Property or any part thereof shall be sold upon foreclosure as provided hereunder, to the extent permitted by law, the sure for which the same shall have been sold shall, for purposes of redemption (pursuant to the laws of the state in which the Property is located), bear interest at the Default Interest Rate.

     4.16. Construction of this Document. This document may be construed as a mortgage, security deed, deed of trust, chattel mortgage, conveyance, assignment, security agreement, pledge, financing statement, hypothecation or contract, or any one or more of the foregoing, in order to fully effectuate the liens and security interests created hereby and the purposes and agreements herein set forth.

     4.17. No Merger. It is the desire and intention of the parties hereto that this Mortgage and the lien hereof do not merge in fee simple title to the Property.

     4.18. Rights With Respect to Junior Encumbrances. Any person or entity purporting to have or to take a junior mortgage or other lien upon the Property or any interest therein shall be subject to the rights of Mortgagee to amend, modify, increase, vary, alter or supplement this Mortgage, the Note or any of the other Loan Documents and to extend the maturity date of the indebtedness secured hereby and to increase the amount of the indebtedness secured hereby and to waive or forebear the exercise of any of its rights and remedies hereunder or under any of the other Loan Documents and to release any collateral or security for the indebtedness secured hereby, in each and every case without obtaining the consent of the holder of such junior lien and without the lien or security interest of this Mortgage losing its priority over the rights of any such junior lien.

     4.19. Mortgagee May File Proofs of Claim. In the case of any receivership, insolvency, bankruptcy, reorganization, arrangement, adjustment, composition or other proceedings affecting Mortgagor or the principals, members or general partners in Mortgagor, or their respective creditors or property, Mortgagee, to the extent permitted by law, shall be entitled to file such proofs of claim and other documents as may be necessary or advisable in order to have the claims of Mortgagee allowed in such proceedings for the entire secured indebtedness at the date of the institution of such proceedings and for any additional amount which may become due and payable by Mortgagor hereunder after such date.

     4.20. After-Acquired Property. All property acquired by Mortgagor after the date of this Mortgage which by the terms of this Mortgage shall be subject to the lien and the security interest created hereby, shall immediately upon the acquisition thereof by Mortgagor and without further deed, conveyance or assignment become subject to the lien and security interest created by this Mortgage.

     4.21. No Representation By accepting delivery of any item required to be observed, performed or fulfilled or to be given to Mortgagee pursuant to the Loan Documents, including, but not limited to, any officer's certificate, balance sheet, statement of profit and loss or other financial statement, survey, appraisal or insurance policy, Mortgagee shall not be deemed to have warranted, consented to, or affirmed the sufficiency, legality, effectiveness or legal effect of the same, or of any term, provision or condition thereof, and such acceptance of delivery thereof shall not be or constitute any warranty, consent or affirmation with respect thereto by Mortgagee.

     4.22. Counterparts. This Mortgage may be executed in any number of counterparts, each of which shall be effective only upon delivery and thereafter shall be deemed an original, and all of which shall be taken to be one and the same instrument, for the same effect as if all parties hereto had signed the same signature page.

     4.23. Personal Liability. Notwithstanding anything to the contrary contained in this Mortgage, the liability of Mortgagor and its general partners for the indebtedness secured hereby and for the performance of the other agreements, covenants and obligations contained herein and in the Loan Documents shall be limited as set forth in Section 1.05 of the Note; provided, however, that nothing herein shall be deemed to be a waiver of any right which Mortgagee may have under Sections 506(a), 506(b), 1111(b) or any other provisions of the U.S. Bankruptcy Code to file a claim for the full amount of the indebtedness secured hereby or to require that all collateral shall continue to secure all indebtedness owing to Mortgagee in accordance with the Note, this Mortgage and the other Loan Documents,

     4.24. Recording and Filing. Mortgagor will cause the Loan Documents and all amendments and supplements thereto and substitutions therefor to be recorded, filed, re-recorded and re-filed in such manner and in such places as Mortgagee shall reasonably request, and will pay on demand all such recording, filing, re-recording and re-filing taxes, fees and other charges. Mortgagor shall reimburse Mortgagee, or its servicing agent, for the costs incurred in obtaining a tax service company to verify the status of payment of taxes and assessments on the Property.

     4.25. Entire Agreement and Modifications,. This Mortgage and the other Loan Documents contain the entire agreements between the parties and supersede any prior agreements (oral or written), and may not be amended, revised, waived, discharged, released or terminated orally but only by a written instrument or instruments executed by the party against which enforcement of the amendment, revision, waiver, discharge, release or termination is asserted.

     4.26. Maximum Interest. The provisions of this Mortgage and of all agreements between Mortgagor and Mortgagee, whether now existing or hereafter arising and whether written or oral, are hereby expressly limited so that in no contingency or event whatsoever, whether by reason of demand or acceleration of the maturity of the Note or otherwise, shall the amount paid; or agreed to be paid ("Interest"), to Mortgagee for the use, forbearance or retention of the money loaned under the Note exceed the maximum amount permissible under applicable law. If, from any circumstance whatsoever, performance or fulfillment of any provision hereof or of any agreement between Mortgagor and Mortgagee shall, at the time performance or fulfillment of such provision shall be due, exceed the limit for Interest prescribed by law or otherwise transcend the limit of validity prescribed by applicable law, then ipso facto the obligation to be performed or fulfilled shall be reduced to such limit and if, from any circumstance whatsoever, Mortgagee shall ever receive anything of value deemed Interest by applicable law in excess of the maximum lawful amount, an amount equal to any excessive Interest shall be applied to the reduction of the principal balance owing under the Note in the inverse order of its maturity (whether or not then due) or at the option of Mortgagee be paid over to Mortgagor, and not to the payment of Interest. All Interest (including any amounts or payments judicially or otherwise under law deemed to be Interest) contracted for, charged, taken, reserved, paid or agreed to be paid to Mortgagee shall, to the extent permitted by applicable law, be, amortized, prorated, allocated and spread throughout the full term of the Note, including any extensions and renewal thereof, until payment in full of the principal balance of the Note so that the Interest thereon for such full term will not at any time exceed the maximum amount permitted by applicable law. This
Section 4.26 will control all agreements between Mortgagor and Mortgagee.

     4.27. Application of Default Interest Rate Not a Waiver. Application of the Default Interest Rate shall not be deemed to constitute a waiver of any default or any rights or remedies of Mortgagee under this Mortgage, any other Loan Document or applicable legal requirements, or a consent to any extension of time for the payment or performance of any obligation with respect to which the Default Interest Rate may be invoked.

     4.28. Interest Payable by Mortgagee. Mortgagee shall cause funds in the Replacement Reserve and TIC Reserve (the "Funds") to be deposited into interest bearing accounts of the type customarily maintained by Mortgagee or its servicing agent for the investment of similar reserves, which accounts may not yield the highest interest rate then available. The Funds shall be held in an account in Mortgagee's name (or such other account name as Mortgagee may elect) at a financial institution or other depository selected by Mortgagee (or its servicer) in its sole discretion (collectively, the "Depository Institution"). Mortgagor shall earn no more than an amount of interest on the Funds equal to an amount determined by applying to the average monthly balance of such Funds the quoted interest rate for the Depository Institution's money market savings account, as such rate is determined from time to time (such allocated amount being referred to as "Mortgagor's Interest"). Mortgagee or its Depository Institution shall be entitled to report under Mortgagor's Federal tax identification number, Mortgagor's Interest on the Funds. If the Depository Institution does not have an established money market savings account (or if an interest rate for such account cannot otherwise be determined in connection with the deposit of such Funds), a comparable interest rate quoted by the Depository Institution and acceptable to Mortgagee (or its servicer) in its reasonable discretion shall be used. The amount of Mortgagor's Interest allocated to Funds shall be added to the balance in the applicable Reserve, and shall be disbursed for payment of the items for which other Funds in the applicable Reserve axe to be disbursed.

     4.29. Further Stipulations. The additional covenants, agreements and provisions set forth in Exhibit. C attached hereto, if any, shall be a part of this Mortgage and shall, in the event of any conflict between such further stipulations and any of the other provisions of this Mortgage, be deemed to control.

     4.30. Relationship of the Parties. The relationship between Mortgagor and Mortgagee is that of a borrower and a lender only and neither of those parties is, nor shall it hold itself out to be, the agent, employee, joint venturer or partner of the other party.

     4.31. Fixture Filing. This Mortgage shall be effective from the date of its recording as a financing statement filed as a fixture filing with respect to all goods constituting part of the Property which are or are to become fixtures. The mailing address of Mortgagor and the address of Mortgagee from which information concerning the security interests may be obtained are set forth in Section 1.22 above.

     4.32. Cooperation With Rating Agencies and Investors. Mortgagor covenants and agrees that in the event Mortgagee decides to include the Loan as an asset of a Secondary Market Transaction (as defined herein), Mortgagor shall (a) at Mortgagee's request, meet with representatives of the Rating Agencies and/or investors to discuss the business and operations of the Property, and (b) permit Mortgagee or its representatives to provide related information to the Rating Agencies and/or investors, and (c) cooperate with the reasonable requests of the Rating Agencies and/or investors in connection with all of the foregoing. For purposes hereof, a "Secondary Market Transaction" shall be (a) any sale or assignment of this Mortgage, Note and other Loan Documents to one or more investors as a whole loan; (b) a participation of the Loan to one or more investors, (c) any deposit of this Mortgage, the Note and the other Loan Documents with a trust or other entity which may sell certificates or other instruments to investors evidencing an ownership interest in the assets of such trust or other entity, or (d) any other sale, assignment or transfer of the Loan or any interest therein to one or more investors. If at any time during which the Loan is an asset of a securitization or is otherwise an asset of any rated transaction, "Rating Agency" shall mean the rating agency or rating agencies that from time to time rate the securities, certificates or other instruments issued in connection with such securitization or other transaction.

     4.33. Pennsylvania Provisions. Pursuant to 42 Pa. C.S.A. Section 8144, this Mortgage secures the unpaid balance of advances made, with respect to the Property, for the payment of taxes, assessments, maintenance charges, insurance premiums or costs incurred by Mortgagee for the protection of the Property or the lien of this Mortgage, and expenses incurred by Mortgagee by reason of an Event of Default, and the priority of the lien of such advances shall relate back to the date of the recording of this Mortgage.

                         [NO FURTHER TEXT ON THIS PAGE]

     In WITNESS WHEREOF, Mortgagor, intending to be legally bound hereby, has duly executed this Mortgage under seal as of the day and year first above written.

                                        MORTGAGOR:

                                        THOR CHESTNUT HILL, LP,
                                        a Delaware limited partnership

                                        By: Thor GP Chestnut Hill, LLC,
                                        a Delaware limited liability company,
                                        its general partner


                                        By: /s/ XXX
                                            ------------------------------------
                                        Name: XXX
                                        Title: Managing Member


                                        THOR CHESTNUT HILL II, LP,
                                        a Delaware limited partnership


                                        By: Thor GP Chestnut Hill II, LLC,
                                        a Delaware limited liability company,
                                        its general partner


                                        By: /s/ XXX
                                            ------------------------------------
                                        Name: XXX
                                        Title: Managing Member

The address of the within Mortgagee is:

Column Financial, Inc.
11 Madison Avenue Ninth Floor
New York, New York 10010

-------------------------------------
On behalf of the Mortgagee

State/ Commonwealth of New York
County of New York

On this, the 5th day of June, 2003, before me Courtney Mitchell, the undersigned officer, personally appeared Joseph J. Sitt- known to me (or satisfactorily proven) to be the managing member of Thor GP Chestnut Hill, LLC, a Delaware limited liability company, which is the general partner of Thor Chestnut Hill, LP, a Delaware limited partnership, and acknowledged that he as such managing member being duly authorized to do so, executed the foregoing instrument on behalf of such limited liability company manager of such limited partnership, for the purposes therein contained,

In witness whereof, I hereunto set may hand and official seal.


                                        /s/ COURTNEY P. MITCHELL
                                        ----------------------------------------
                                        Notary Public  is
                                        COURTNEY P. MITCHELL
                                        Notary Public, State of New York
                                        No. 01 MI6082687
(Seal)                                  Qualified in New York County
                                        Commission Expires November 04, 2006

STATE/COMMONWEALTH OF NEW YORK
COUNTY OF NEW YORK

On this, the 5th day of June, 2003, before me Courtney Mitchell, the undersigned officer, personally appeared Joseph J. Sitt- known to me (or satisfactorily proven) to be the, managing member of Thor GP Chestnut Hill II, LLC, a Delaware limited liability company, which is the general partner of Thor Chestnut Hill II, LP, a Delaware limited partnership, and acknowledged that HE as such managing member being duly authorized to do so, executed the foregoing instrument on behalf of such limited liability company, as manager of such limited partnership, for the purposes therein contained.

In witness whereof, I hereunto set may hand and official seal.


                                        /s/ COURTNEY P. MITCHELL
                                        ----------------------------------------
                                        Notary Public
                                        COURTNEY P. MITCHELL
                                        Notary Public, State of New York
                                        No. 0lMI602687
                                        Qualified in New York County
                                        Commission Expires November 04, 2006

                                    EXHIBIT A

                                LEGAL DESCRIPTION

                                    EXHIBIT B

                              PERMITTED EXCEPTIONS

                                    EXHIBIT C

                             ADDITIONAL STIPULATIONS

     C-1 Repair and Remediation Reserve. Prior to the execution of this Mortgage, Mortgagee has caused the Property to be inspected and such inspection has revealed that the Property is in need of certain maintenance, repairs and/or remedial or corrective work. Contemporaneously with the execution hereof, Mortgagor has established with the Mortgagee a reserve in the amount of $6,875.00 (the "Repair and Remediation Reserve"), which amount represents 125% of the estimated cost to complete such items of Deferred Maintenance (as defined herein), by depositing such amount with Mortgagee. Mortgagor shall cause each of the items described in that certain engineering report dated April 24, 2003 and prepared by ComTech Services, Inc. ComTech Services, Inc. as reviewed and commented on by a desktop review prepared by Certified Environments, Inc. dated April 29, 2003 (all of the foregoing, the "Engineering Report"), relative to the Property, a copy of which has been provided to, and receipt of which is hereby acknowledged by, Mortgagor (the "Deferred Maintenance") to be completed, performed, remediated and corrected to the satisfaction of Mortgagee and as necessary to bring the Property into compliance with all applicable laws, ordinances, rules and regulations on or before one year from the date hereof, as such time period may be extended by Mortgagee in its sole discretion. So long as no default hereunder or under the other Loan Documents has occurred and is continuing (i) all sums in the Repair and Remediation Reserve shall be held by Mortgagee in the Repair and Remediation Reserve to pay the costs and expenses of completing the Deferred Maintenance, and (ii) Mortgagee shall, to the extent funds are available for such purpose in the Repair and Remediation Reserve, disburse to Mortgagor the amount paid or incurred by Mortgagor in completing, performing, remediating or correcting the Deferred Maintenance upon (a) the receipt by Mortgagee of a written request from Mortgagor for disbursement from the Repair' and Remediation Reserve which shall include a certification by Mortgagor that the applicable item of Deferred Maintenance has been completed in accordance with the terms of this Mortgage, (b) delivery to Mortgagee of invoices, receipts or other evidence satisfactory to Mortgagee verifying the costs of the Deferred Maintenance to be reimbursed, (c) for any single Deferred Maintenance item in excess of $20,000.00 (or for any Deferred Maintenance item structural in nature), and prior to disbursement of the final $20,000.00, delivery to Mortgagee of a certification from an inspecting architect, engineer or other consultant reasonably acceptable to Mortgagee describing the completed work, verifying the completion of the work and the value of the completed work and, if applicable, certifying that the Property is, as a result of such work, in compliance with all applicable laws, ordinances, rules and regulations relating to the Deferred Maintenance so performed, and (d) delivery to Mortgagee of affidavits, lien waivers or other evidence reasonably satisfactory to Mortgagee showing that all materialmen, laborers, subcontractors and any other parties who might or could claim statutory or common law liens and are furnishing or have furnished materials or labor to the Property have been paid all amounts due for such labor and materials furnished to the Property, Mortgagee shall not. be required to make advances from the Repair and Remediation Reserve more frequently than one time in any calendar month. In making any payment from the Repair and Remediation Reserve, Mortgagee shall be entitled to rely on such request from Mortgagor without any inquiry into the accuracy, validity or contestability of any such amount No interest or other earnings on. the funds contained in the Repair and Remediation Reserve shall be paid to

Mortgagor and any interest or other earnings on funds deposited into the Repair and Remediation Reserve shall be solely for the account of Mortgagee, In the event that the amounts on deposit or available in the Repair and Remediation Reserve are inadequate to pay the costs of the Deferred Maintenance, Mortgagor shall pay the amount of such deficiency.

     C-2 Replacement Reserve. As additional security for the indebtedness secured hereby, Mortgagor shall establish and maintain at all times while this Mortgage continues in effect a repair reserve (the "Replacement Reserve"), with Mortgagee for payment of costs and expenses incurred by Mortgagor in connection with capital improvements, repairs and replacements, including the performance of work to the roofs, chimneys, gutters, downspouts, paving, curbs, ramps, driveways, balconies, porches, patios, exterior walls, exterior doors and doorways, windows, carpets, appliances, fixtures, elevators and mechanical and HVAC equipment (collectively the "Repairs). Commencing on the first monthly payment date under the Note and continuing thereafter on each monthly payment date under the Note, Mortgagor shall pay to Mortgagee, concurrently with the monthly payment due under the Note, a deposit to the Replacement Reserve in an amount equal to $517.83. So long as no default here under or under the other Loan Documents has occurred and is continuing, (i) all sums in the Replacement Reserve shall be held by Mortgagee in the Replacement Reserve to pay the costs and expense of Repairs, and (ii) Mortgagee shall, to the extent funds are available for such purpose in the Replacement Reserve, disburse to Mortgagor the amount paid or incurred by Mortgagor in performing such Repairs within ten (10) days following: (a) the receipt by Mortgagee of a written request from Mortgagor for disbursement from the Replacement Reserve and a certification by Mortgagor to Mortgagee that the applicable item of Repair has been completed; (b) the delivery to Mortgagee of invoices, receipts or other evidence verifying the cost of performing the Repairs; and (c) for disbursement requests (i) in excess of $20,000.00 with respect to any single Repair, or (ii) for any single Repair that is structural in nature, delivery to Mortgagee of (I) affidavits, lien waivers or other evidence reasonably satisfactory to Mortgagee showing that all materialmen, laborers, subcontractors and any other parties who might or could claim statutory or common law Liens and are furnishing or have furnished material or labor to the Property have been paid all amounts due for labor and materials furnished to the Property; (2) a certification from an inspecting architect or other third party acceptable to Mortgagee describing the completed Repairs and verifying the completion of the Repairs and the value of the completed Repairs; and (3) a new (or amended) certificate of occupancy for the portion of the Improvements covered by such Repairs, if said new certificate of occupancy was required by law, or a certification by Mortgagor that no new certificate of occupancy was required by law. Mortgagee shall not be required to make advances from the Replacement Reserve more frequently than one time in any calendar month. In malting any payment from the Replacement Reserve, Mortgagee shall be entitled to rely on such request from Mortgagor without any inquiry into the accuracy, validity or contestability of any such amount. Mortgagee may, at Mortgagor's expense (not to exceed $2,500.00 annually), make or cause to be made during the term of this Mortgage an annual inspection of the Property to determine the need, as determined by Mortgagee in its reasonable judgment, for further Repairs of the Property. In the event that such inspection reveals that further Repairs of the Property are required, Mortgagee shall provide Mortgagor with a written description of the required Repairs and Mortgagor shall complete such Repairs to the reasonable satisfaction of Mortgagee within ninety (90) days (subject to force maj eure) after the receipt of such description from Mortgagee, or such later date as may be approved by Mortgagee in its reasonable discretion. Interest or other earnings on the funds contained in the Replacement Reserve shall be credited to Mortgagor as provided in Section 4.28 hereof in the event that the amounts on deposit or available in the Replacement Reserve are inadequate to pay the cost of the Repairs, Mortgagor shall pay the amount of such deficiency.

ARTICLE I COVENANTS OF MORTGAGOR                                               5
   1.1.       Warranties of Mortgagor                                          5
   1.2.       Defense of Title                                                10
   1.3.       Performance of Obligations                                      10
   1.4.       Insurance                                                       10
   1.5.       Payment of Taxes                                                13
   1.6.       Tax and Insurance Impound Account                               14
   1.7.       Tenant Improvements and Leasing Commissions Reserve.            14
   1.8.       Security Interest In Reserves                                   18
   1.9.       Casualty and Condemnation                                       19
   1.10.      Mechanics' Liens                                                22
   1.11.      Assignment of Leases and Rents                                  22
   1.12.      Leases and Licenses.                                            23
   1.13.      Alienation and Further Encumbrances.                            24
   1.14.      Payment of Utilities, Assessments, Charges, Etc                 29
   1.15.      Access Privileges and Inspections                               29
   1.16.      Waste; Alteration of the Property                               29
   1.17.      Zoning; Use                                                     29
   1,18.      Financial Statements and Books and Records                      30
   1.19.      Further Documentation                                           31
   1.20.(a)   Payment of Costs                                                31
   1.21.      Security Interest                                               32
   1.22.      Security Agreement                                              33
   1.23,      Easements and Rights-of-Way                                     34
   1.24.      Compliance with Laws                                            34
   1.25.      Additional Taxes                                                35
   1.26.      Mortgagor's Waivers                                             35
   1.27.      SUBMISSION TO JURISDICTION; WAIVER OF JURY TRIAL.               36
   1.28.      Contractual Statute of Limitations                              37
   1.29.      Management                                                      37
   1.30.      Hazardous Materials and Environmental Concerns.                 38
   1.31.      INDEMNIFICATION; SUBROGATION.                                   42
   1.32.      Covenants with Respect to Indebtedness; Operations
                 and Fundamental. Changes of Mortgagor 43
   1.33.      Litigation                                                      45
   1.34.      ERISA                                                           45
   1.35.      Defeasance.                                                     46
ARTICLE II EVENTS OF DEFAULT 51. 2.1. Events of Default                       51
ARTICLE III REMEDIES'                                                         53
    3.1.      Remedies Available                                              53
    3.2.      Application of Proceeds                                         55
    3.3.      Right and Authority of Receiver or Mortgagee in the Event of
                 Default; Power of Attorney                                   56
    3.4.      Occupancy After Foreclosure                                     57
    3.5.      Notice to Account Debtors                                       57

    3.6.      Cumulative Remedies                                             58
    3.7.      Payment of Expenses                                             58

ARTICLE IV MISCELLANEOUS TERMS AND CONDITIONS                                 58
    4.1.      Time of Essence                                                 58
    4.2.      Release of Mortgage                                             58
    4.3.      Action by Mortgagee                                             58
    4.4.      Notices                                                         59
    4.5.      Successors and Assigns                                          60
    4.6.      Severability                                                    60
    4.7.      Gender                                                          60
    4.8.      Waiver; Discontinuance of Proceedings                           60
    4.9.      Section Headings                                                61
   4.10.      GOVERNING LAW                                                   61
   4.11.      Counting of Days                                                61
   4.12.      Application of the Proceeds of the Note                         61
   4.13.      Unsecured Portion of Indebtedness                               61
   4.14.      Cross Default                                                   61
   4.15.      Interest After Sale                                             61
   4.16.      Construction of this Document                                   62
   4.17.      No Merger                                                       62
   4.18.      Rights With Respect to Junior Encumbrances                      62
   4.19.      Mortgagee May File Proofs of Claim                              62
   4.20.      After-Acquired Property                                         62
   4.21.      No Representation                                               62
   4.22.      Counterparts                                                    63
   4.23.      Personal Liability                                              63
   4.24.      Recording and Filing                                            63
   4.25.      Entire Agreement and Modifications                              63
   4.26.      Maximum Interest                                                63
   4.27.      Application of Default Interest Rate Not a Waiver               64
   4.28:      Interest Payable by Mortgagee                                   64
   4.29.      Further Stipulations                                            64
   4.30.      Relationship of the Parties                                     64
   4.31.      Fixture Filing                                                  64
   4.32.      Cooperation With Rating Agencies and Investors                  65

                           THOR CHESTNUT HILL, LP and
                            THOR CHESTNUT HILL II, LP
                            (collectively, Borrower)

                                       to

                             COLUMN FINANCIAL, INC.,
                                    (Lender)

                         ASSIGNMENT OF LEASES AND RENTS

Dated: As of June_____, 2003

Location: Philadelphia County, Pennsylvania

PREPARED BY AND UPON
RECORDATION RETURN TO:

Winston & Strawn
200 Park Avenue
New York, New York 10166
Attention: David M. Traitel, Esq.

                         ASSIGNMENT OF LEASES AND RENTS

                                 Loan No. 271089

     THIS ASSIGNMENT OF LEASES AND RENTS (this "Assignment") made as of June______, 2003, is by THOR CHESTNUT HILL, LP, a Delaware limited partnership ("Chestnut I") and THOR CHESTNUT HILL II, LP, a Delaware limited partnership (Chestnut II"), each having an address do Thor Equities, LLC, 139 Fifth Avenue, New York, New York 10010, (Chestnut I and Chestnut are, collectively, "Borrower"), jointly and severally, to and in favor of COLUMN FINANCIAL, INC., a Delaware corporation ("Lender"), whose address is 11 Madison Avenue, 9th Floor, New York, New York 10010, Att: Edmund Taylor.

                                   WITNESSETH:

     THAT, WHEREAS, Borrower has executed a certain Promissory Note dated of even date herewith (the "Note"), payable to the order of Lender in the stated principal amount of TEN MILLION FIVE HUNDRED THOUSAND AND NO/100 DOLLARS ($10,500,000.00) (the "Loan"); and

     WHEREAS, the Note is secured by, among other things, that certain Mortgage and Security Agreement dated of even date herewith (the "Security Instrument"), from Borrower, as mortgagor, encumbering that certain real property situated in the County of Philadelphia, Commonwealth of' Pennsylvania, as is more particularly described on Exhibit A attached hereto and incorporated herein by this reference, and together with all buildings and other improvements now or hereafter located thereon (collectively, the 'Improvements) (said real property and the Improvements are hereinafter sometimes collectively referred to as the 'Property'); and

     WHEREAS, Borrower is desirous of further securing to Lender the performance of the terms, covenants and agreements hereof and of the Note, the Security Instrument and each other document and agreement evidencing, securing, guaranteeing or otherwise relating to the indebtedness evidenced by the Note (the Note, the Security Instrument and such other documents and agreements, as each of the foregoing may from time to time be amended, consolidated, renewed or replaced, being collectively referred to herein as the "Loan Documents").

     NOW, THEREFORE, in consideration of the making of the Loan evidenced by the Note by Lender to Borrower and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower does hereby irrevocably, absolutely and unconditionally transfer, sell, assign, pledge and convey to Lender, its successors and assigns, all of the right, title and interest of Borrower in and to:

     (a) any and all leases, licenses, rental agreements and occupancy agreements of whatever form now or hereafter affecting all or any part of the Property and any and all guarantees, extensions, renewals, replacements and modifications thereof (collectively, the "Leases"); and

     (b) all deposits (whether for security or otherwise), rents, issues, profits, revenues, royalties, accounts, rights, benefits, and income of every nature of and from the Property, including, without limitation, minimum rents, additional rents, termination payments, forfeited security deposits, liquidated damages following default and all proceeds payable under any policy of insurance covering loss of rents resulting from untenantability due to destruction or damage to the Property, together with- the immediate and continuing right to collect and receive the same, whether now due or hereafter becoming due, and together with all rights and claims of any kind that Borrower may have against any tenant, lessee or licensee under the Leases or against any other occupant of the Property (collectively, the "Rents").

     TO HAVE AND TO HOLD the same unto Lender, its successors and assigns.

     IT IS AGREED that, notwithstanding that this instrument is a present, absolute and executed assignment of the Rents and of the Leases arid a present, absolute and executed grant of the powers herein granted to Lender, Borrower is hereby permitted, at the sufferance of Lender and at its discretion, and is hereby granted a license by Lender, to retain possession of the Leases and to collect and retain the Rents unless and until there shall be a default under the terms of any of the Loan Documents, which default has not been cured within any applicable grace or cure period. In the event of such uncured default, the aforementioned license granted to Borrower shall automatically terminate without notice to Borrower, and Lender may thereafter, without taking possession of the Property, demand, collect (by suit or otherwise), receive and give valid and sufficient receipts for any and all of the Rents or take possession of the Leases, for which purpose Borrower does hereby irrevocably make, constitute and appoint Lender its attorney in fact with full power to appoint substitutes or a trustee to accomplish such purpose (which power of attorney shall be irrevocable so long as any portion of the Loan is outstanding shall be deemed to be coupled with an interest, shall survive the voluntary or involuntary dissolution of Borrower and shall not be affected by any disability or incapacity suffered by Borrower subsequent to the date hereof). Further, from and after such termination, Borrower shall be the agent of Lender in collection of the Rents, and any Rents so collected by Borrower shall be held in trust by Borrower for the sole and exclusive benefit of Lender and Borrower shall, within one (I) business thy after receipt of any Rents, pay the same to Lender to be applied by Lender as hereinafter set forth. Further, from and after such uncured default and termination of the aforementioned license, Lender shall have the right and authority, without any notice whatsoever to Borrower and without regard to the adequacy of the security therefore, to: (a) manage and operate the Property, with full power to employ agents to manage the same; (b) demand, collect, receive and sue for the Rents, including those past due and unpaid; and (c) do all acts relating to such management of the Property, including, but not limited to, negotiation of new Leases, making adjustments of existing Leases, contracting and paying for repairs and replacements to the Improvements and to the fixtures, equipment and personal property located in the Improvements or used in any way in the operation, use and occupancy of the Property as in the sole subjective judgment and discretion of Lender may be necessary to maintain the same in a tenantable condition, purchasing and paying for such additional furniture arid equipment as in the sole subjective judgment of Lender may be necessary to maintain a proper rental income from the Property, employing necessary managers and other employees, purchasing fuel, providing utilities and paying for all other expenses incurred in the operation of the Property, maintaining adequate insurance coverage over hazards customarily insured against and paying the premiums therefore. Lender may apply the Rents received by Lender from the Property, after deducting the costs of collection thereof, including, without limitation, attorneys' fees and a management fee for any management agent so employed, against amounts expended for repairs, upkeep, maintenance, service, fuel, utilities, taxes, assessments, insurance premiums and such other expenses as Lender incurs in connection with the operation of the Property and against interest, principal, required escrow deposits and other sums which have or which may become due, from time to time, under the terms of the Loan Documents, in such order or priority as to any of the items so mentioned as Lender, in its sole subjective discretion, may determine. The exercise by Lender of the rights granted Lender in this paragraph, and the collection of the Rents and the application thereof as herein provided, shall not be considered a waiver by Lender of any default under the Loan Documents or prevent foreclosure of any liens on the Property nor shall such exercise make Lender liable under any of the Leases, Lender hereby expressly reserving all of its rights and privileges under the Security Instrument and the other Loan Documents as fully as though this Assignment had not been entered into.

     Without limiting the rights granted hereinabove, in the event Borrower shall fall to make any payment or to perform any act required under the terms hereof and such failure shall not be cured within any applicable grace or cure period, then Lender may, but shall not be obligated to, without prior notice to or demand on Borrower, and without releasing Borrower from any obligation hereof, make or perform the same in such manner and to such extent as Lender may deem necessary to protect the security hereof, including specifically, without limitation, appearing in and defending any action or proceeding purporting to affect the security hereof or the rights or powers of Lender, performing or discharging any obligation, covenant or agreement of Borrower under any of the Leases, and, in exercising any of such powers, paying all necessary costs and expenses, employing counsel and incurring and paying attorneys' fees. Any sum advanced or paid by Lender for any such purpose, including, without limitation, attorneys' fees, together with interest thereon at the Default Interest Rate (as defined in the Note) from the date paid or advanced by Lender until repaid by Borrower, shall immediately be due and payable to Lender by Borrower on demand and shall be secured by the Security Instrument and by all of the other Loan Documents securing all or any part of the indebtedness evidenced by the Note.

     IT IS FURTHER AGREED that this Assignment is made upon the following terms, covenants and conditions:

     I. This Assignment shall not operate to place responsibility for the control, care, management or repair of the Property upon Lender, nor for the performance of any of the terms and conditions of any of the Leases, nor shall it operate to make Lender responsible or liable for any waste committed on the Property by the tenants or any other party or for any dangerous or defective condition of the Property or for any negligence in the management, upkeep, repair or control of the Property. Lender shall not be liable for any loss sustained by Borrower resulting from Lender's failure or inability to collect Rents, proceeds or other payments, or to let the Property, or from any other act or omission of Lender in managing the Property. BORROWER SHALL AND DOES HEREBY INDEMNIFY AND HOLD LENDER HARMLESS FROM AND AGAINST ANY AND ALL LIABILITY, LOSS, CLAIM, DEMAND OR DAMAGE WHICH MAY OR MIGHT BE INCURRED BY REASON OF THIS ASSIGNMENT, INCLUDING, WITHOUT LIMITATION, CLAIMS OR DEMANDS FOR SECURITY DEPOSITS PROM TENANTS OF SPACE IN THE IMPROVEMENTS DEPOSITED WITH BORROWER, AND FROM AND. AGAINST ANY AND ALL CLAIMS AND DEMANDS

WHATSOEVER WHICH MAY BE ASSERTED AGAINST LENDER BY REASON OF ANY ALLEGED OBLIGATIONS OR UNDERTAKING ON ITS PART TO PERFORM OR DISCHARGE ANY OF THE TERMS, COVENANTS OR AGREEMENTS CONTAINED IN ANY OF THE LEASES. SHOULD LENDER INCUR ANY LIABILITY BY REASON OF THIS ASSIGNMENT OR IN DEFENSE OF ANY CLAIM OR DEMAND FOR LOSS OR DAMAGE AS PROVIDED ABOVE, THE AMOUNT THEREOF, INCLUDING, WITHOUT LIMITATION, COSTS, EXPENSES AND ATTORNEYS' FEES, TOGETHER WITH INTEREST THEREOF AT THE DEFAULT INTEREST RATE FROM THE DATE PAID OR INCURRED BY LENDER UNTIL REPAID BY BORROWER, SHALL BE IMMEDIATELY DUE AND PAYABLE TO LENDER BY BORROWER UPON DEMAND AND SHALL BE SECURED BY THE SECURITY INSTRUMENT AND BY ALL OF THE OTHER LOAN DOCUMENTS SECURING ALL OR ANY PART OF THE INDEBTEDNESS EVIDENCED BY THE NOTE.

     2. This Assignment shall not be construed as making Lender a mortgagee in possession.

     3. Lender is obligated to account to Borrower only for such Rents as are actually collected or received by Lender.

     4. Borrower hereby further presently and absolutely assigns to Lender subject to the terms and provisions of this Assignment: (a) any award or other payment which Borrower may hereafter become entitled to receive with respect to any of the Leases as a result of or pursuant to any bankruptcy, insolvency or reorganization or similar proceedings involving the tenants under such Leases; and (b) any and all payments made by or on behalf of any tenant of any part of the Property in lieu of Rent. Borrower hereby irrevocably appoints Lender as its attorney- in fact to, from and after the occurrence of a default by Borrower hereunder or under any of the other Loan Documents which has not been cured within any applicable grace or cure period, appear in any such proceeding and to collect any such award or payment, which power of attorney is coupled with an interest by virtue of this Assignment and is irrevocable so long as any sums are outstanding under the loan evidenced by the Note.

     5. Borrower represents, warrants and covenants to and for the benefit of
Lender: (a) that Borrower now is (or with respect to any Leases not yet in existence, will be immediately upon the execution thereof) the absolute owner of the landlord's interest in the Leases, with full right and title to assign the same and the Rents due or to become due thereunder; (b) that, other than this Assignment and those assignments if any, specifically permitted in the Security Instrument, there are no outstanding pledges or assignments of the Leases or Rents; (c) that no Rents have been anticipated, discounted, released, waived, compromised or otherwise discharged except for prepayment of rent of not more than one (1) month prior to the accrual thereof; (d) that there are no material defaults now existing under any of the Leases by the landlord or tenant; and, to the best of Borrowers knowledge, there exists no state of facts which, with the giving of notice or lapse of time or both, would constitute a default under any of the Leases by the landlord or tenant; except as disclosed in writing to Lender; (e) that Borrower has and shall duly and punctually observe and perform all covenants, conditions and agreements in the Leases on the part of the landlord to be observed and performed thereunder; and (f) the Leases are in full force and effect and are the valid and binding obligations of Borrower, and, to the knowledge of Borrower, are the valid and binding obligations of the tenants thereto.

     6. Borrower covenants and agrees that Borrower shall not, without the prior written consent of Lender: (a) exclusive of security deposits, accept any payment of Rent or installments of Rent for more than one (I) month in advance;
(b) enter into any Lease having a term of less than six (6) months or in excess of ten (10) years or in excess of 6,000 square feet (c) cancel or terminate any Lease (other than for - non-payment of Rent or any other material default thereunder) or amend or modify any Lease; (d) take or omit to take any action or exercise any right or option which would permit the tenant under any Lease to cancel or terminate said Lease; (e) anticipate, discount, release, waive, compromise or otherwise discharge any Rents payable or other obligations under the Leases; (0 further pledge, transfer, mortgage or otherwise encumber or assign the Leases or future payments of Rents except as otherwise expressly permitted by the terms of the Security Instrument or incur any material indebtedness, liability or other obligation to any tenant, lessee or licensee under the Leases; or (g) permit any Lease to become subordinate to any lien other than the lien of the Security Instrument provided, however, that Borrower may take any of the actions described in subsection (c) or (e) above so long as such actions are taken by Borrower in tie ordinary course of business and are consistent with sound customary leasing and management practices for similar properties.

     7. Borrower covenants and agrees that Borrower shall, at its sole cost and expense, appear in and defend any action or proceeding arising under, growing out of, or in any manner connected with the Leases or the obligations, duties or liabilities of the landlord or tenant thereunder, and shall pay on demand all costs and expenses, including, without limitation, attorneys' fees, which Lender may incur in connection with Lender's appearance, voluntary or otherwise, in any such action or proceeding, together with interest thereon at the Default Interest Rate from the date incurred by Lender until repaid by Borrower.

     8. At any time, Lender may, at its option, notify any tenants or other parties of the existence of this Assignment. Borrower does hereby specifically authorize, instruct and direct each and every present and future tenant, lessee and licensee of the whole or any part of the Property to pay all unpaid and future Rents to Lender upon receipt of demand from Lender to so pay the sane and Borrower hereby agrees that each such present and future tenant, lessee and licensee may rely upon such written demand from Lender to so pay said Rents without any inquiry into whether there exists a default hereunder or under the other Loan Documents or whether Lender is otherwise entitled to said Rents, Borrower hereby waives any right, claim or demand which Borrower may now or hereafter have against any present or future tenant lessee or licensee by reason of such payment of Rents to Lender, and any such payment shall discharge such tenant's, lessee's or licensee's obligation to make such payment to Borrower.

     9. Lender may take or release any security for the indebtedness evidenced by the Note, may release any party primarily or secondarily liable for the indebtedness evidenced by the Note, may grant extensions, renewals or indulgences with respect to the indebtedness evidenced by the Note and may apply any other security therefore held by it to the satisfaction of any indebtedness evidenced by the Note without prejudice to any of its rights hereunder.

     10. The acceptance of this Assignment and the collection of the Rents in the event Borrower's license is terminated, as referred to above, shall be without prejudice to Lender. The rights of Lender hereunder are cumulative and concurrent, may be pursued separately, successively or together and may be exercised as often as occasion therefore shall arise, it being agreed by Borrower that the exercise of any one or more of the rights provided for herein shall not be construed as a waiver of any of the other rights or remedies of Lender, at law or in equity or otherwise, so long as any obligation under the Loan Documents remains unsatisfied.

     11. All rights of Lender hereunder shall inure to the benefit of its successors and assigns, and all obligations of Borrower shall bind its successors and assigns and any subsequent owner of the Property. All rights of Lender in, to and under this Assignment shall pass to and may be exercised by any assignee of such rights of Lender. Borrower hereby agrees that if Lender gives notice to Borrower of an assignment of said rights, upon such notice the liability of Borrower to the assignee of the Lender shall be immediate and absolute. Borrower will not set up any claim against Lender or any intervening assignee as a defense, counterclaim or set-off to any action brought by Lender or any intervening assignee for any amounts due hereunder or for possession of or the exercise of rights with respect to the Leases or the Rents.

     12. It shall be a default hereunder (a) if any representation or warranty made herein by Borrower is determined by Lender to have been false or misleading in any material respect at the time made, or (b) upon any failure by Borrower to comply with the provisions of Paragraph 6 above or (c) upon any failure by Borrower in the performance or observance of any other covenant or condition hereof and, to the extent such failure described in this subsection (c) is susceptible of being cured, the continuance of such failure for thirty (30) days after written notice thereof from Lender to Borrower; provided, however, that if such default is susceptible of cure but such cure cannot be accomplished with reasonable diligence within said period of time, and if Borrower commences to cure such default promptly after receipt of notice thereof from Lender, and thereafter prosecutes the curing of such default with reasonable diligence, such period of time shall be extended for such period of time as may be necessary to cure such default with reasonable diligence, but not to exceed an additional ninety (90) days. Any such default not so cured shall be a default under each of the other Loan Documents, entitling Lender to exercise any or all rights and remedies available to Lender under the terms hereof or of any or all of the other Loan Documents, and any default under any other Loan Document which is not cured within any applicable grace or cure period shall be deemed a default hereunder subject to no grace or cure period, entitling Lender to exercise any or all rights provided for herein, -

     13. Failure by Lender to exercise any right which it may have hereunder shall not be deemed a waiver thereof unless so agreed in writing by Lender, and the waiver by Lender of any default hereunder shall not constitute a continuing waiver or a waiver of any other default or of the same default on any future occasion, No collection by Lender of any Rents pursuant to this Assignment shall constitute or result in a waiver of any default then existing hereunder or under any of the other Loan Documents.

     14. If any provision under this Assignment or the application thereof to any entity, person or circumstance shall be invalid, illegal or unenforceable to any extent, the remainder of this Assignment and the application of the provisions hereof to other entities, persons or circumstances shall not be affected thereby and shall be enforced to the fullest extent permitted by law.

     15. This Assignment may not be amended, modified or otherwise changed except by a written instrument duly executed by Borrower and Lender.

     16. This Assignment shall be in full force and effect continuously front the date hereof to and until the Security Instrument shall be released of record, and the release of the Security Instrument shall, for all purposes, automatically terminate this Assignment and render this Assignment null and void and of no effect whatsoever.

     17. All notices, demands, requests or other communications to be sent by one party to the other hereunder or required by law shall be given and become effective as provided in the Security Instrument.

     18. THIS ASSIGNMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OP PENNSYLVANIA, EXCEPT TO THE EXTENT THAT ANY OF SUCH LAWS MAY NOW OR HEREAFTER BE PREEMPTED BY FEDERAL LAW, IN WHICH CASE SUCH FEDERAL LAW SHALL SO GOVERN AND BE CONTROLLING; PROVIDED HOWEVER THAT THE LAWS OF THE STATE IN WHICH THE REAL PROPERTY ON EXHIBIT A ATTACHED HERETO IS LOCATED SHALL GOVERN AS TO THE CREATION, PRIORITY AND ENFORCEMENT OF LIENS AND SECURITY INTERESTS IN PROPERTY LOCATED IN SUCH STATE.

     19. This Assignment may be executed in any number of counterparts, each of which shall be effective only upon delivery and thereafter shall be deemed an original, and all of which shall be taken to be one and the same instrument, for the same effect as if all parties hereto had signed the same signature page. Any signature page of this Assignment may be detached front any counterpart of this Assignment without impairing the legal effect of any signatures thereon and may be attached to another counterpart of this Assignment identical in form hereto but having attached to it one or more additional signature pages.

     20. In addition to, but not in lieu of, any other rights hereunder, Lender shall have the right to institute suit and obtain a protective or mandatory injunction against Borrower to prevent a breach or default, or to enforce the observance, of the agreements, covenants, terms and conditions contained herein, as well as the right to damages occasioned by any breach or default This Assignment shall continue and remain in full force and effect during any period of foreclosure with respect to the Property.

     21. Borrower hereby covenants and agrees that Lender shall be entitled to all of the rights, remedies and benefits available by statute, at law, in equity or as a matter of practice for the enforcement and perfection of the intents and purposes hereof. Lender shall, as a matter of absolute right, be entitled, upon application to a court of applicable jurisdiction, to the appointment of a receiver to obtain and secure the rights of Lender hereunder and the benefits intended to be provided to Lender hereunder.

     22. Notwithstanding anything to the contrary contained in this Assignment, the liability of Borrower and its general partners for the indebtedness secured hereby and for the performance of the other agreements, covenants and obligations contained herein and in the Loan Documents shall be limited as set forth in Section 1.05 of the Note; provided, however, that nothing herein shall be deemed to be a waiver of any right which Assignee may have under Sections 506(a), 506(b), 1111(b) or any other provisions of the U.S. Bankruptcy Code to file a claim for the full amount of the indebtedness secured hereby or to require that all collateral shall continue to secure all indebtedness owing to Lender in accordance with the Note, this Assignment and the other Loan Documents.

                         [NO FURTHER TEXT ON THIS PAGE]

     IN WITNESS WHEREOF, Borrower, intending to be legally bound hereby, has executed this Assignment as of the day and year first above written.

                                        THOR CHESTNUT HILL, LP,
                                        a Delaware limited partnership

                                        By: Thor GP Chestnut Hill, LLC,
                                            a Delaware limited liability
                                            company, its general partner


                                        By:
                                            ------------------------------------
                                        Name:
                                        Title:


                                        THOR CHESTNUT HILL II, LP,
                                        a Delaware limited partnership

                                        By: Thor GP Chestnut Hill II, LLC, a
                                            Delaware limited liability company,
                                            its general partner


                                        By:
                                            ------------------------------------
                                        Name:
                                        Title:

State/Commonwealth of New York County of New York

On this, the __________ day of June, 2003 before me _____________________, the undersigned officer, personally appeared_______________________________- known to me (or satisfactorily proven) to be the ______________________ of Thor GP Chestnut Hill, LLC, a Delaware limited liability company, which is the general partner of Thor Chestnut Hill, LP, a Delaware limited duly authorized to do so partnership, and acknowledged that he/she as such _______________being duly authorized to do so, executed the foregoing instrument on behalf of such ___________________________ as manager of such limited partnership, for the purposes therein contained.

In witness whereof, I hereunto set may hand and official seal.

(Seal)

                                        ----------------------------------------
                                        Notary Public
                                        COURTNEY P. MITCHELL
                                        Notary Public, State of New York
                                        No. 01M16082687
                                        Qualified in New York County
                                        Commission Expires November 04, 2006

State/Commonwealth of New York
County of New York

On this, the ______ day of June 2003, before me _________________the undersigned officer, personally appeared ___________________________- known to me (or satisfactorily proven) to be the________________________ of Thor GP Chestnut Hill II, LLC, a Delaware limited liability company, which is the general partner of Thor Chestnut Hill II, LP, a Delaware limited partnership, and acknowledged instrument on behalf of such __________________, as manager of such limited partnership, for the purposes therein contained.

In witness whereof, I hereunto set may hand and official seal.

(Seal)
                                        ----------------------------------------
                                        Notary Public
                                        COURTNEY P. MITCHELL
                                        Notary Public, State of New York
                                        No. 01M16082657
                                        Qualified in New York County
                                        Commission Expires November 04, 2006

                                    EXHIBIT A

                              PROPERTY DESCRIPTION